                                                                   Exhibit 10.15



                                                                  EXECUTION COPY


                             PARTICIPATION AGREEMENT

                          dated as of December 29, 2000

                                      among

                      APEX TRAILER LEASING & RENTALS, L.P.,
                                    as Lessee

                          WABASH NATIONAL CORPORATION,
                                  as Guarantor

                         WABASH STATUTORY TRUST - 2000,
                                    as Lessor

               STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                              NATIONAL ASSOCIATION,
                         not in its individual capacity,
                except as provided herein, but solely as Trustee

                           FLEET CAPITAL CORPORATION,
                               as Tranche A Lender

                           FLEET CAPITAL CORPORATION,
                               as Tranche B Lender

                           FLEET CAPITAL CORPORATION,
                              as Owner Participant

                            FLEET CAPITAL CORPORATION
                               as Collateral Agent

                                       and

                           FLEET CAPITAL CORPORATION,
                             as Administrative Agent

                                TABLE OF CONTENTS

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                                                                                             PAGE
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ARTICLE I DEFINITIONS; INTERPRETATION ...................................................       2

         SECTION 1.1. Definitions; Interpretation .......................................       2

ARTICLE II CLOSING  DATES; CONDITIONS ...................................................       2

         SECTION 2.1. Closing Dates .....................................................       2

         SECTION 2.2. Initial Closing Date Conditions ...................................       3

         SECTION 2.3. Closing Conditions for Each Closing Date ..........................       5

ARTICLE III FUNDING OF ADVANCES; NOTES ..................................................       8

         SECTION 3.1. Advances ..........................................................       8

         SECTION 3.2. Owner Participant's Commitment ....................................       9

         SECTION 3.3. Loan Commitment ...................................................       9

         SECTION 3.4. Procedures for Advances ...........................................       9

         SECTION 3.5. Repayment of Loans, Notes and Evidence of Debt ....................      10

ARTICLE IV EQUITY RETURN; INTEREST; FEES ................................................      10

         SECTION 4.1. Calculation of Basic Rent .........................................      10

         SECTION 4.2. Interest on Loans .................................................      11

         SECTION 4.3. Equity Return .....................................................      11

         SECTION 4.4. Computation of Interest and Equity Return .........................      12

         SECTION 4.5. Payment of Unused Commitment Fees .................................      12

ARTICLE V THE NOTES .....................................................................      12

         SECTION 5.1. Form of Notes .....................................................      12

         SECTION 5.2. Terms of Notes ....................................................      12

         SECTION 5.3. Taxes; Withholding ................................................      13

         SECTION 5.4. Payments from Trust Estate Only ...................................      14

         SECTION 5.5. Method of Payment .................................................      14

         SECTION 5.6. Application of Payments ...........................................      15

         SECTION 5.7. Registration. Transfer and Exchange of Notes ......................      15

         SECTION 5.8. Mutilated, Destroyed, Lost or Stolen Notes ........................      16

         SECTION 5.9. Payment of Expenses on Transfer ...................................      16

         SECTION 5.10. The New Notes ....................................................      16

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                                TABLE OF CONTENTS
                                   (CONTINUED)

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         SECTION 5.11. Prepayments ......................................................      17

ARTICLE VI COVENANTS ....................................................................      19

         SECTION 6.1. Covenants of Obligors .............................................      19

         SECTION 6.2. Covenants of Owner Participant ....................................      22

         SECTION 6.3. Covenants of Collateral Agent .....................................      22

         SECTION 6.4. Covenants of Trust Company ........................................      22

         SECTION 6.5. Covenant of Lessor ................................................      22

ARTICLE VII GENERAL INDEMNITY ...........................................................      22

         SECTION 7.1. Indemnity .........................................................      22

ARTICLE VIII  GENERAL TAX INDEMNITY; OTHER INDEMNITIES ..................................      26

         SECTION 8.1. Indemnity .........................................................      26

         SECTION 8.2. Indemnity Payments in Addition to Lease Obligations ...............      30

         SECTION 8.3. Eurodollar Rate Lending Unlawful ..................................      30

         SECTION 8.4. Deposits Unavailable ..............................................      30

         SECTION 8.5. Increased Costs, Etc ..............................................      31

         SECTION 8.6. Funding Losses ....................................................      32

         SECTION 8.7. Capital Adequacy ..................................................      32

ARTICLE IX REPRESENTATIONS AND WARRANTIES ...............................................      33

         SECTION 9.1. Representations and Warranties of the Obligors ....................      33

         SECTION 9.2. Representations and Warranties of Lessor ..........................      39

         SECTION 9.3. Representations and Warranties of the Trustee and the Trust Company      40

ARTICLE X PAYMENT OF CERTAIN EXPENSES ...................................................      42

         SECTION 10.1. Payment of Costs and Expenses ....................................      42

         SECTION 10.2. Brokers' Fees and Stamp Taxes ....................................      43

         SECTION 10.3. Related Obligations ..............................................      43

ARTICLE XI TRANSFERS OF PARTICIPANTS' INTERESTS .........................................      43

         SECTION 11.1. Assignments by Participants ......................................      43

         SECTION 11.2. Participants .....................................................      44

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         SECTION 11.3. Pledge Under Regulation A ........................................      45

ARTICLE XII  THE ADMINISTRATIVE AGENT ...................................................      45

         SECTION 12.1. Appointment ......................................................      45

         SECTION 12.2. Delegation of Duties .............................................      45

         SECTION 12.3. Exculpatory Provisions ...........................................      45

         SECTION 12.4. Reliance by Administrative Agent .................................      46

         SECTION 12.5. Notice of Default ................................................      46

         SECTION 12.6. Non-Reliance on Administrative Agent and Other Participants ......      47

         SECTION 12.7. Indemnification ..................................................      47

         SECTION 12.8. Administrative Agent in Its Individual Capacity ..................      48

         SECTION 12.9. Successor Administrative Agent ...................................      48

ARTICLE XIII  MISCELLANEOUS .............................................................      48

         SECTION 13.1. Survival of Agreements ...........................................      48

         SECTION 13.2. No Broker, etc ...................................................      49

         SECTION 13.3. Notices ..........................................................      49

         SECTION 13.4. Counterparts .....................................................      49

         SECTION 13.5. Amendments .......................................................      49

         SECTION 13.6. Headings, etc ....................................................      51

         SECTION 13.7. Parties in Interest ..............................................      51

         SECTION 13.8. GOVERNING LAW ....................................................      51

         SECTION 13.9. Severability .....................................................      51

         SECTION 13.10. Liability Limited ...............................................      51

         SECTION 13.11. Further Assurances ..............................................      52

         SECTION 13.12. SUBMISSION TO JURISDICTION ......................................      52

         SECTION 13.13. Setoff ..........................................................      53

         SECTION 13.14. WAIVER OF JURY TRIAL ............................................      53

         SECTION 13.15. Cooperation in Minimizing Certain Taxes .........................      53

         SECTION 13.16. Intent ..........................................................      53

         SECTION 13.17. Amounts Due Under Lease .........................................      54

                                    SCHEDULES


APPENDIX A       Definitions

SCHEDULE I       Notice Information, Wire Instructions, and Funding Offices

SCHEDULE II      Commitments



                                    EXHIBITS


EXHIBIT A-1      Form of Advance Request

EXHIBIT B-1      Form of Tranche A Notes

EXHIBIT B-2      Form of Tranche B Notes

EXHIBIT C        Security Interest Filing Jurisdictions

EXHIBIT D        Assignment of Notes

                             PARTICIPATION AGREEMENT

         THIS PARTICIPATION AGREEMENT (this "Participation Agreement"), dated as of December 29, 2000, is entered into by and among APEX TRAILER LEASING & RENTALS, L.P., a Delaware limited partnership, as the Lessee (in such capacity, together with its permitted successors, the "Lessee"); WABASH NATIONAL CORPORATION, a Delaware corporation, as guarantor (the "Guarantor"); WABASH STATUTORY TRUST - 2000, a Connecticut statutory trust, as Lessor (together with its permitted successors and assigns, the "Lessor"); STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, except as set forth herein, but solely as Trustee (the "Trustee" and in its individual capacity, the "Trust Company"); FLEET CAPITAL CORPORATION, a Rhode Island corporation, as the Tranche A Lender ("Fleet Capital", together with its permitted successors and assigns, the "Tranche A Lender"); FLEET CAPITAL, as the Tranche B Lender (together with its permitted successors and assigns, the "Tranche B Lender", and together with the Tranche A Lender, the "Lenders"); FLEET CAPITAL, as the Owner Participant (in such capacity, the "Owner Participant", together with any successors and permitted assigns, the "Owner Participants", and together with the Lenders, the "Participants"); FLEET CAPITAL, as administrative agent for the Lenders (together with its permitted successors and assigns in such capacity, the "Administrative Agent"); and FLEET CAPITAL as collateral agent for the Lenders (together with its permitted successors and assigns in such capacity, the "Collateral Agent").

                                   WITNESSETH:

         WHEREAS, Owner Participant and Trustee have entered into the Trust Agreement, whereby, among other things, Owner Participant appointed Trustee as Lessor of the trust created thereby;

         WHEREAS, subject to the terms and conditions set forth herein, the parties hereto propose to effect a sale and lease of certain Units on each Closing Date by taking the following actions:

         (i) Lessee proposes:

                  (a) that it or an affiliated entity will sell such Unit directly to Lessor; and

                  (b) to enter into with Lessor the Lease and a Lease Supplement subjecting such Units to the Lease; and

         (ii) Owner Participant proposes to make the Equity Investment to Lessor for each Unit purchased by Lessor on such Closing Date;

         (iii) Subject to the terms and conditions set forth in Article II and on the basis of the representations and warranties contained herein, each Lender proposes to make a secured loan to Lessor in an aggregate principal amount equal to the respective Lender's Commitment for Units purchased and leased on such Closing Date against receipt of Notes in an aggregate principal amount equal to such amount;

         (iv) Collateral Agent proposes to enter into a Security Agreement Supplement with Lessor subjecting such Units to be purchased and leased by Lessor on such Closing Date;

         (v) Lessor proposes:

                  (a) to issue Notes under this Participation Agreement to the Lenders as evidence of the making of secured loans by such Lenders to Lessor in an aggregate principal amount equal to such Lenders' Commitment for each such Units purchased by Lessor on such Closing Date;

                  (b) to purchase such Units from the Lessee and the other sellers thereof and to pay the Equipment Cost for such Units;

                  (c) to enter into with Lessee the Lease (if not previously entered into) and a Lease Supplement subjecting such Units to the Lease;

                  (d) to execute and deliver a Security Agreement Supplement subjecting the Units to be purchased by Lessor on such Closing Date to the Lien of the Security Agreement; and

                  (e) to execute and deliver each of the other Operative Documents to which it is a party.

         WHEREAS, the parties hereto desire to set forth herein the terms and conditions agreed upon with respect to the above-described transactions.

         NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto intending to be legally bound agree as follows:

                                   ARTICLE I
                           DEFINITIONS; INTERPRETATION

         SECTION 1.1. Definitions; Interpretation. Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof (as such Appendix A may be amended, supplemented, amended and restated or otherwise modified from time to time, "Appendix A"); and the rules of interpretation set forth in Appendix A shall apply to this Participation Agreement.

                                   ARTICLE II
                            CLOSING DATES; CONDITIONS

         SECTION 2.1. Closing Dates.

         (a) Subject to the terms and conditions set forth in this Article II, the transactions described hereinabove (each, a "Closing") shall occur at the offices of Day, Berry & Howard

LLP, 260 Franklin Street, Boston, Massachusetts at 11:00 a.m. on (i) December 29, 2000 (the "Initial Closing Date"), and (ii) subject to the provisions of
Article III, such other closing dates as Lessee shall request; or in each case such other date agreed to by the parties to this Participation Agreement (together with the Initial Closing Date, each a "Closing Date").

         (b) On the Initial Closing Date, the Tranche A Lender shall make a Tranche A Loan to Lessor in the amount of $25,940,019 evidenced by the Tranche A Note, and the Tranche B Lender shall make a Tranche B Loan to the Lessor in the amount of $3,883,236 evidenced by the Tranche B Note.

         (c) On the Initial Closing Date, the Owner Participant shall make an Equity Investment in the amount of $1,242,636, evidenced by the Trust Certificate.

         SECTION 2.2. Initial Closing Date Conditions.

         (a) Agreements. The following documents (together with all schedules, exhibits and attachments thereto, the "Operative Documents") shall have been duly authorized, executed and delivered by the parties thereto and shall be in form and substance satisfactory to the Participants.

                  (i)      Participation Agreement.

                  (ii)     Lease and Lease Supplement.

                  (iii)    Guaranty.

                  (iv)     Security Agreement and Security Agreement Supplement.

                  (v)      Trust Agreement,

                  (vi)     Tranche A Note,

                  (vii)    Tranche B Note,

                  (viii)   Trust Certificate,

                  (ix)     Security Interest Filings,

                  (x)      Bills of Sale,

                  (xi)     Syndication Agreement,

                  (xii)    Limited Power of Attorney.

         (b) Trust Documents of Lessor. Each Participant, shall have received copies of the certificate of trust of Lessor certified to be true and complete as of a recent date by the appropriate governmental authority of the State of Connecticut and a copy of the certificate of the Secretary of State of the State of Connecticut as to the existence of the Lessor.

         (c) Opinions. The following opinions shall be received by the parties indicated thereto, dated as of the Initial Closing Date, in form and substance reasonably satisfactory to the such parties:

                  (i) Opinion of Day, Berry & Howard LLP, special counsel to the Participants, addressed to each Participant.

                  (ii) Opinion of Gambs, Mucker & Bauman, Special Counsel to the, Lessee and Guarantor, addressed to each Participant, the Administrative Agent, and the Lessor.

                  (iii) Opinion of Bingham Dana LLP Counsel to the Trustee and Trust Company, addressed to each Participant, and the Administrative Agent.

         (d) Corporate Documents. The corporate (or partnership) or charter documents, including incumbency certificates, authorizations and good standing certificates (where applicable) for the following entities shall have been received by the Participants:

                  (i) Lessee.

                  (ii) Guarantor.

                  (iii) Collateral Agent.

                  (iv) Trust Company.

         (e) Authorized Officer's Certificates. Each Participant shall have received an Authorized Officer's Certificate of each of the Lessee and the Guarantor, in each case in a form satisfactory to the Participants, dated as of the Closing Date, stating that (a) each and every representation and warranty of such Obligor contained in each Operative Document to which it is a party is true and correct in all respects on and as of the Closing Date; (b) no Unmatured Lease Default, or Lease Event of Default has occurred and is continuing under any Operative Document to which such Obligor is a party with respect to it; (c) each Operative Document to which such Obligor is a party is in full force and effect with respect to it; and (d) such Obligor has duly performed and complied with all conditions contained herein or in any other Operative Document required to be performed or complied with by it on or prior to the Closing Date.

         (f) Evidence of Insurance. Each Participant shall have received evidence reasonably satisfactory to them that the insurance maintained, or arranged on behalf of the Lessor, satisfies the requirements set forth in
Section 10.1 of the Lease, setting forth the respective coverage, limits of liability, carrier, policy number and period of coverage.

         (g) Delivery of Financial Statements. Each Participant shall have received copies of the financial statements described in Section 6.1(e) of the Participation Agreement.

         (h) Advance Request. The Lessee shall have delivered an Advance Request to the Lessor and to the Administrative Agent in accordance with Section 3.4(a) of this Participation Agreement.

         (i) Litigation. On the Closing Date, there shall not be any actions, suits or proceedings pending or, to the knowledge of the Lessee or the Guarantor, threatened, with respect to the Lessee, the Guarantor, the Equipment, the Operative Documents, or the transactions contemplated by the Operative
Documents: (i) to set aside, restrain, enjoin or prevent the full performance of this Participation Agreement, the other Operative Documents or the transactions contemplated hereby or thereby or (ii) that question or challenge the validity of the Operative Documents or the rights or remedies of the Lessor or the other Participants with respect to any Obligor, the Equipment or other Collateral Estate under the Operative Documents.

         (j) Taxes. All taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Documents shall have been paid or provisions for such payment shall have been made by the Lessee to the reasonable satisfaction of the Administrative Agent, the Owner Participants and the Lenders.

         (k) Representations and Warranties. On the Initial Closing Date, the representations and warranties of the Lessee, the Guarantor, the Lessor and the Trustee set forth in the Operative Documents (or in certificates delivered pursuant thereto) executed by any thereof shall be true and correct in all respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date.

         (l) No Default. No Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing on the Initial Closing Date unless such Unmatured Lease Default, or Lease Event of Default, as the case may be, shall have been waived in accordance with the Operative Documents.

         (m) Closing Fee. Lessee shall have paid to Placement Agent, the closing fee described in the Syndication Agreement.

         SECTION 2.3. Closing Conditions for Each Closing Date. The obligation of each Participant to perform its agreements on each Closing Date (including the Initial Closing Date) with respect to any Equipment shall be subject to the fulfillment to the reasonable satisfaction of, or the waiver in writing by, such Participant of the following conditions precedent on or prior to such Closing Date (except that the obligation of any party hereto shall not be subject to such party's own performance or compliance):

         (a) Closing Proceedings. All proceedings taken in connection with such Closing Date and all documents and instruments to be delivered thereon or relating thereto shall be reasonably satisfactory to such Participant and its counsel, and such Participant and its counsel shall have received copies of such documents as such Participant or its counsel may reasonably request in connection therewith, all in form and substance reasonably satisfactory to such Participant and its counsel.

         (b) Bring-down Certificates. Each party who received an incumbency certificate pursuant to Section 2.2 (d) hereof shall each have received a similar certificate dated such Closing Date.

         (c) Advance Request. The Participants, Administrative Agent and Lessor shall each have received an Advance Request in accordance with Section 3.4(a) hereof with respect to such Closing Date, and except with respect to the initial Closing Date, not less than ten (10) Business Days prior to the Closing Date.

         (d) Execution of Agreements. On or before such Closing Date, the Lease Supplement and the Security Agreement Supplement relating to such Equipment shall have been duly executed and delivered by the parties thereto and such agreements and the other Operative Documents shall be in full force and effect and no default shall exist in the performance by any party of any of its obligations under the Operative Documents.

         (e) Recordation and Filing. On or before such Closing Date, (i) the Lessee shall have delivered to the Administrative Agent all Security Interest Filings necessary or reasonably requested by the applicable secured party to perfect the interests of the Lessor and Collateral Agent in the Equipment and all Collateral Estate with respect thereto in accordance with the Security Agreement and (ii) the Lease Supplement and Security Agreement Supplement relating to such Equipment (or appropriate memoranda thereof) and another filings shall have been filed, recorded and deposited in conformity with all Applicable Laws.

         (f) Opinions of Counsel. Each Participant, Lessor and the Administrative Agent shall have received the favorable written opinions, in form and scope satisfactory to the Participants of counsel to the Lessor, Lessee and Guarantor confirming the matters set forth in the opinions such firm delivered pursuant to Section 2.2(c) hereof, as they relate to the documents delivered on such Closing Date.

         (g) Bills of Sale. There shall have been delivered to Lessor a Bill of Sale for such Units signed by Lessee and, subject to the Limited Power of Attorney, endorsed certificates of title for that portion of the Equipment consisting of motor vehicles for which certificates of title have been issued, transferring to Lessor title to such Units and warranting to Lessor that Lessee had legal title thereto and good and lawful right to sell the same and that as of such Closing Date (immediately prior to the transfer of title to Lessor) title thereto was free and clear of all Liens arising from, through or under Lessee.

         (h) Representations and Warranties. The representations and warranties of each of the parties contained in this Participation Agreement and in any of the other Operative Documents shall be true and correct in all material respects on such Closing Date with the same effect as though made on and as of such Closing Date, and an officer's certificate, dated the Closing Date, of each of such parties (other than the Participants) to that effect shall have been delivered to such Participant (it being understood that in the case of the Participants, the purchase of the Note or Trust Certificate to be purchased by it pursuant hereto shall be deemed to constitute a confirmation by it that its representations and warranties contained herein are true and correct in all material respects on such Closing Date).

         (i) No Default. No Unmatured Lease Default, Lease Event of Default, Unmatured Security Agreement Default or Security Agreement Event of Default shall exist as of such Closing Date.

         (j) No Event of Loss. No Event of Loss or event which with the passage of time would constitute a Event or Loss shall have occurred with respect to such Units.

         (k) Taxes. All Taxes payable on or prior to such Closing Date in connection with (i) the execution, delivery, recording or filing of any of the Operative Documents, (ii) the issuance and sale of the Notes to be purchased on such Closing Date, (iii) the Equity Investment to be made by Owner Participant on such Closing Date, and (iv) the Units shall have been paid in full. All sales taxes and duties related to the transactions contemplated by the Operative Documents have been paid or otherwise provided for by Lessee.

         (l) Delivery of Notes. Lessor shall have issued and sold to the Lenders their respective Tranche A Notes or Tranche B Notes, as the case may be, to be purchased by such Lenders pursuant to this Participation Agreement on such Closing Date.

         (m) Governmental Actions. All Governmental Actions of third parties (including Governmental Authorities) required in connection with the execution, delivery and performance of the Operative Documents by the parties thereto shall have been received and shall be in full force and effect on such Closing Date.

         (n) No Proceedings. No Governmental Action shall have been instituted nor shall any Governmental Action be threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority at the time of such Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Participation Agreement or the transactions contemplated hereby.

         (o) Funding of Commitments. Each of the parties hereto shall have made the Advances and executed and delivered the documents and instruments that such party is required to execute or deliver on or prior to such Closing Date.

         (p) Purchase Permitted by Applicable Law, etc. On each Closing Date, each Participant's purchase of its Notes shall be permitted by Applicable Laws (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject the Participants to any tax, penalty, liability or other onerous condition under or pursuant to any Applicable Law. If requested by any Participant, it shall have received an Officer's Certificate by Lessee certifying as to such matters of fact as it may reasonably specify to enable it to determine whether such purchase is so permitted.

         (q) Additional Collateral; Letter of Credit. (i) In addition to the Units of Equipment that are the subject of an Advance, as additional security for the benefit of the Lenders, on each Closing Date at the time of an Advance, subject to Clause (ii) below, Lessee shall transfer to Lessor additional collateral acceptable to the Participants ("Additional Collateral") with a net book value equal to at least 25% of the Equipment Cost with respect to the Advance to be made on such Closing Date. Such Additional Collateral (i) shall not be eligible for an Advance, (ii) shall be pledged and assigned to the Collateral Agent pursuant to the Operative Documents, and (iii) shall be considered "Equipment" for all purposes (other than an Advance) under the Operative Documents, but shall not be included in the "Total Equipment Cost". On the initial Closing Date and thereafter so long as the Tranche A Notes have not been syndicated pursuant to the Syndication Agreement, in lieu of the Additional Collateral, Lessee shall maintain to Collateral Agent, the Letter of Credit.

         (r) Transaction Expenses. All Transaction Expenses and Commitment Fees shall have been paid.

         (s) Equipment Approval. Lessor shall have approved all of the Equipment set forth in the Advance Request provided pursuant to Section 3.4(a) hereof.

                                  ARTICLE III
                           FUNDING OF ADVANCES; NOTES

         SECTION 3.1. Advances.

         (a) Subject to the conditions and terms hereof, the Lessor shall take the following actions at the written request of the Lessee from time to time during the Initial Lease Term:

                  (i) on the Initial Closing Date, the Lessor shall make an Advance (using funds provided by the Owner Participant and the Lenders) hereunder to the Lessee in the amount of $31,065,891, the proceeds of which shall be paid to Lessee for the purpose of paying Equipment Costs as specified in the Advance Request; and

                  (ii) on each Closing Date during the Initial Lease Term, the Lessor shall make Advances (out of funds provided by the Owner Participants and the Lenders) to the Lessee or to such payees designated in writing by the Lessee for the purpose of paying (or reimbursing the Lessee for) Equipment Costs.

         (b) Limitation on Advances. Notwithstanding any other provision hereof,
(i) the Lessor shall not be obligated to make any Advance if, after giving effect thereto, (x) the aggregate outstanding amounts of the Tranche A Loans would exceed the aggregate Tranche A Loan Commitments, the aggregate outstanding amounts of the Tranche B Loans would exceed the aggregate Tranche B Loan Commitments, or the aggregate outstanding amount of the Equity Investment would exceed the aggregate Owner Participants' Commitments, (y) the Total Equipment Cost would exceed the Aggregate Commitment Amount or (z) the net book value of the Additional Collateral shall be less than 25% of the Total Equipment Cost,
(ii) no Advance shall be made (x) after the Commitment Termination Date or (y) with respect to Additional Collateral.

         (c) Acknowledgment of Advances. Each of the Lessee, the Lessor and the Guarantor hereby acknowledges and agrees, for the benefit of each Participant, that: (i) each Advance made hereunder is made for the benefit of, and at the request of, the Lessee, (ii) the entire amount of each Advance made hereunder is allocable to the Equipment and shall constitute part of the Equipment Cost and
(iii) the Lessee shall pay in full on the Termination Date all of its obligations under the Lease and under all of the other Operative Documents, which obligations are intended to equal the aggregate outstanding amount of Advances made (or deemed made) hereunder, subject to the limitations on recourse set forth in Article XVII of the Lease.

         SECTION 3.2. Owner Participant's Commitment. Subject to the conditions and terms hereof, each Owner Participant shall make available to the Lessee (through the Lessor) at the request of the Lessee from time to time during the Initial Lease Term on any Closing Date an amount (each, an "Equity Investment") in immediately available funds equal to such Owner Participant's Applicable Equity Percentage of the amount of the Advance being funded on such Closing Date. Notwithstanding any other provision hereof, no Owner Participant shall be obligated to make available any Equity Investment if, after giving effect to the proposed Equity Investment, the aggregate outstanding Equity Investment of such Owner Participant shall exceed such Owner Participant's Commitment.

         SECTION 3.3. Loan Commitment.

         (a) Subject to the conditions and terms hereof, each Tranche A Lender shall make a Loan to the Lessor at the request of the Lessee, from time to time during the Initial Lease Term on any Closing Date (including, without limitation, on the Initial Closing Date) in a principal amount in immediately available funds equal to such Tranche A Lender's Applicable Loan Percentage of the amount of the Advance being funded on such Closing Date; provided that no Tranche A Lender shall be obligated to make any Tranche A Loan on a Closing Date if, after giving effect to such Tranche A Loan, the aggregate outstanding amount of the Equity Investment (including any Equity Investment to be made on such Closing Date) would be less than four percent (4%) of the sum of all Loans and Equity Investment outstanding at such time. Notwithstanding any other provision hereof, no Tranche A Lender shall be obligated to make any Tranche A Loan if, after giving effect to the proposed Tranche A Loan, the aggregate outstanding amount of the Tranche A Loans made by such Tranche A Lender would exceed such Tranche A Lender's Loan Commitment.

         (b) Subject to the conditions and terms hereof, each Tranche B Lender shall make a Loan to the Lessor at the request of the Lessee, from time to time during the Initial Lease Term on any Closing Date (including, without limitation, on the Initial Closing Date) in a principal amount in immediately available funds equal to such Tranche B Lender's Applicable Loan Percentage of the amount of the Advance being funded on such Closing Date; provided that no Tranche B Lender shall be obligated to make any Tranche B Loan on a Closing Date if, after giving effect to such Tranche B Loan, the aggregate outstanding amount of the Equity Investment (including any Equity Investment to be made on such Closing Date) would be less than four percent (4%) of the sum of all Loans and Equity Investment outstanding at such time. Notwithstanding any other provision hereof, no Tranche B Lender shall be obligated to make any Tranche B Loan if, after giving effect to the proposed Tranche B Loan, the aggregate outstanding amount of the Tranche B Loans made by such Tranche B Lender would exceed such Tranche B Lender's Loan Commitment.

         SECTION 3.4. Procedures for Advances.

         (a) General Procedures. With respect to each Advance made on a Closing Date, the Lessee shall give the Administrative Agent an Advance Request substantially in the form of Exhibit A-1 hereto (an "Advance Request") which Advance Request (except for the Advance Request with respect to the initial Closing Date) shall be delivered to the Administrative Agent, not later than 12:00 noon, New York time, ten (10) Business Days prior to the proposed Closing

Date, specifying: (i) the proposed Closing Date, (ii) the amount of Advance requested, (iii) the proposed use of the proceeds of such Advance and (iv) a detailed list describing each Unit of Equipment to be financed on such Closing Date, provided that with respect to the Advance Request relating to the initial Closing Date, such Advance Request shall be delivered no later than the initial Closing Date. The Administrative Agent shall calculate the amounts of the Equity Investment, Tranche A Loans and Tranche B Loans required to fund the requested Advance. Each Advance Request delivered by the Lessee shall be irrevocable and binding on the Obligors.

         (b) Amount of Advance; Closing Dates. Each Advance shall be in an amount not less than $10,000,000 per Advance. There shall be no more than one Advance in any calendar quarter during the Initial Lease Term.

         (c) Use of Proceeds of Advances. Except as the parties may otherwise agree in writing, Advances shall be made solely to provide the Lessee with funds with which to pay or reimburse itself for Equipment Costs.

         SECTION 3.5. Repayment of Loans, Notes and Evidence of Debt.

         The Lessor's obligation to repay (i) the Tranche A Loans shall be evidenced by the Tranche A Notes and (ii) the Tranche B Loans shall be evidenced by the Tranche B Notes. The Lessor shall repay all such Loans to the Administrative Agent for the benefit of the Lenders, together with all accrued and unpaid interest thereon, at the times and in the manner set forth in the Notes and this Participation Agreement. The Lessor shall pay and prepay the Notes in accordance with Article V hereof and such payments and prepayments shall be applied to the Loans in the manner set forth in Article III of the Security Agreement.

                                   ARTICLE IV
                          EQUITY RETURN; INTEREST; FEES

         SECTION 4.1. Calculation of Basic Rent.

         (a) Basic Rent shall be payable from time to time on each Payment Date in an amount equal to the sum of (a) all interest then due on the Loans, as calculated in accordance with Section 4.2 together with principal amortization as set forth in Schedule A to each such Note and (b) all Equity Return then due on the Equity Investment, as calculated in accordance with Section 4.3.

         (b) In calculating such interest and Equity Return, the Tranche A Loans, the Tranche B Loans and Equity Investment made in connection with the Advances shall bear interest and Equity Return, as the case may be, using an Adjusted Eurodollar Rate plus the Applicable Margin. If any Loan and/or Equity Investment is to bear interest or Equity Return by reference to the Adjusted Eurodollar Rate and the Administrative Agent is unable to obtain an Adjusted Eurodollar Rate for the Interest Period, the Owner Participant and the Lenders shall make available Equity Investment and Loans, as the case may be, as Base Rate Loans/Equity Investment. Such Equity Investment and Loans shall be maintained as Base Rate Loans/Equity Investment until the date on which the Administrative Agent shall be able to obtain an Adjusted

Eurodollar Rate for such Equity Investment and the Loans for such Interest Period, at which time such Base Rate Loans/Equity Investment shall convert to Eurodollar Loans/Equity Investment.

         SECTION 4.2. Interest on Loans.

         (a) Each Tranche A Loan shall accrue interest during each Interest Period at a rate per annum equal to the then applicable Interest Rate for such Type of Loan. Each Tranche B Loan shall accrue interest during each Interest Period at a rate per annum equal to the then applicable Interest Rate for such Type of Loan. Subject to Section 4.1(b), all Loans shall be made and continued, subject to Sections 8.3 and 8.4, as Eurodollar Loans/Equity Investment.

         (b) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable on any Loan or (iii) any other amount payable to the Lenders hereunder (whether in respect of interest, fees or other amounts) shall not be paid when due (whether at the stated maturity thereof, by acceleration or otherwise), then such overdue amount shall bear interest, payable on demand, at a rate per annum which is equal to the Overdue Rate (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the sum of (x) 2.00% plus (y) the Base Rate). Without duplication of the foregoing, upon the occurrence and during the continuance of any Lease Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Operative Documents shall bear interest, payable on demand, at a per annum rate of 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then at the Base Rate plus a margin of 2% per annum).

         (c) The Administrative Agent shall from time to time promptly provide notice to the Lessee of any change in the Interest Rate applicable to all or any of the Loans.

         SECTION 4.3. Equity Return.

         (a) The amount of the Equity Investment outstanding from time to time shall accrue yield ("Equity Return") at a rate per annum equal to the Equity Return Rate. Subject to Sections 4.1(b), 8.3 and 8.4, all Equity Investment shall be made and continued as Eurodollar Loans/Equity Investment.

         (b) If all or a portion of (i) any Equity Investment, (ii) any Equity Return payable on any Equity Investment or (iii) any other amount payable to the Owner Participants hereunder (whether in respect of interest, fees or other amounts) shall not be paid when due (whether at the stated maturity thereof, by acceleration or otherwise), then such overdue amount shall bear interest, payable on demand, at a rate per annum which is equal to the Overdue Rate (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the sum of (x) 2.00% plus (y) the Base Rate). Without duplication of the foregoing, upon the occurrence and during the continuance of any Lease Event of Default, the Equity Investment and, to the extent permitted by law, Equity Return on Equity Investment and interest on any other amounts owing hereunder or under the other Operative Documents shall bear interest, payable on demand, at a per annum rate of 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then at the Base Rate plus a margin of 2% per annum).

         SECTION 4.4. Computation of Interest and Equity Return. Interest on the Loans and Equity Return on the Equity Investment shall be calculated on the basis of a 360-day year for the actual days elapsed at all times that the Interest Rate and Equity Return Rate are determined by reference to the Adjusted Eurodollar Rate and, at all other times, on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. Each determination of the Interest Rate or Equity Return Rate by the Administrative Agent pursuant to any provision of this Participation Agreement or any other Operative Document shall be binding on the Obligors and the Participants in the absence of manifest error.

         SECTION 4.5. Payment of Unused Commitment Fees. The Lessee agrees to pay to the Owner Participants and Lenders, during the Initial Lease Term for the period commencing on the second Closing Date and continuing through the Commitment Termination Date, a commitment fee (collectively, the "Unused Commitment Fees") at a per annum rate equal to 25 basis points times the sum of the average daily unused portion of the Owner Participant's Commitments and Loan Commitments, respectively, for such Owner Participant and Lender, which fees shall be payable to each Owner Participant and Lender pro rata in accordance with its Owner Participant's Commitment or Loan Commitment, as the case may be. The Unused Commitment Fees shall be payable by the Lessee in arrears on each Payment Date occurring after the second Closing Date and ending on the Commitment Termination Date. The Unused Commitment Fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such Unused Commitment Fees are payable over a year of 360 days.

                                   ARTICLE V
                                    THE NOTES


         SECTION 5.1. Form of Notes. The Tranche A Notes and Tranche B notes shall each be substantially in the forms of Exhibits B-1 and B-2, respectively, hereto.

         SECTION 5.2. Terms of Notes.

         (a) The Tranche A Notes shall be issued in one or more series ("Series") in an aggregate principal amount of $91,850,000 each such series corresponding to a Closing Date and designated with a letter for the Series and a number for the number of the Note in such Series (e.g. "A-1"). Each Tranche A Note shall have a stated maturity of the Maturity Date. On each Closing Date, subject to satisfaction of the conditions precedent in Article II of the Participation Agreement, one or more Tranche A Notes (as may be specified by the Tranche A Lender) shall be issued to and registered in the name of the institution (or its nominee) named on Schedule II to the Participation Agreement and identified therein as the Tranche A Lender in the aggregate principal amount set forth therein. The Tranche B Notes shall be issued in one or more series in an aggregate principal amount of $13,750,000 each such series corresponding to a Closing Date and designated with a letter for the Series and a number for the number of the Note in such Series (e.g. "B-1"). Each Tranche B Note shall have a stated maturity of the Maturity Date. On each Closing Date, subject to satisfaction of the conditions precedent in Article II of the Participation Agreement, one or more Tranche B Notes (as the case may be specified by the Tranche B Lender) shall be issued to and registered in the name of the institution (or its nominee) named on Schedule II to the Participation Agreement and identified therein as the Tranche B Lender in the aggregate principal amount set forth therein.

         (b) The principal amount of each Note shall be due and payable in installments, payable on Payment Dates, as set forth on Schedule A attached to each thereof, provided, however, that, in all cases, the monthly installments of Basic Rent due pursuant to the Lease with respect to the Equipment shall be sufficient to pay the monthly installments of principal and interest due on the Notes issued in respect of the Equipment (provided, further, however, that the final principal payment for each Note shall in any and all events equal the then outstanding principal balance thereof).

         (c) Each Note shall bear interest at the applicable Interest Rate on the unpaid principal amount thereof from time to time outstanding from and including the date thereof until such principal is paid in full, all as set forth in Article IV hereof. Accrued interest on each Note shall be payable in arrears on each Payment Date and on the date such Note is paid in full provided, however, that in the event that an Advance is made on a date other than a Payment Date, accrued interest on the Note with respect thereto shall be payable in arrears on the second succeeding Payment Date following the date of such Advance, rather than the first Payment Date following the date of such Advance. Notwithstanding the foregoing, each Note shall bear interest at the Overdue Rate on any principal thereof and, to the extent permitted by applicable law, on any interest or other amounts due thereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), payable on demand by the Lender thereof.

         (d) The Notes shall be executed on behalf of Lessor by one of its Authorized Officers.

         SECTION 5.3. Taxes; Withholding.

         (a) Subject to the directions contained in clause (b) of this Section 2.04(b), Administrative Agent agrees, to the extent required by applicable law, to withhold from each payment due hereunder or under any Note, United States withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner, required under applicable law. Upon any such withholding, Administrative Agent shall forthwith notify the affected Lender, Lessor and Lessee of such withholding. Administrative Agent shall promptly furnish to each Lender (but in no event later than the date thirty (30) days after the due date thereof, a U.S. Treasury Form 1042S (or similar forms as at any relevant time in effect), if applicable, indicating payment in full of any Taxes withheld from any payments by Administrative Agent to such Persons together with all such other information and documents reasonably requested by the affected Lender and necessary or appropriate to enable such Lender to substantiate a claim for credit or deduction with respect thereto for income tax purposes of the country where such Lender is located.

         (b) If any Person that is a "United States person" and that is entitled to be paid any amount by Administrative Agent pursuant to this Indenture (i) is an exempt recipient, or (ii) is not an exempt recipient and has furnished a properly completed and currently effective U.S. Treasury Form W-9 (or such successor U.S. Treasury Form as may be required by the United

States Treasury Department to avoid withholding of United States federal income tax), no amount shall be withheld by Administrative Agent in respect of United States federal income tax.

         (c) If any Person that is a Non-U.S. Person and that is entitled to be paid any amount by Administrative Agent pursuant to this Indenture (i) has furnished to Administrative Agent a properly completed and currently effective U.S. Treasury Form 4224, in duplicate, or Form W8ECI (or such successor U.S. Treasury Form as may be required by the United States Treasury Department to avoid withholding of United States federal income tax) during the calendar year, in which and prior to the date on which, such amount is to be paid and (ii) has not notified Administrative Agent of the inaccuracy or expiration of such U.S. Treasury Form, no portion of that amount shall be withheld by Administrative Agent in respect of United States federal income tax.

         (d) Notwithstanding the provisions of paragraph (c) of this Section 5.3, if any Person that is a Non-U.S. Person and that is entitled to be paid any amount by Administrative Agent pursuant to this Participation Agreement (i) has furnished to Administrative Agent a properly completed and currently effective U.S. Treasury Form 1001 or Form W-8BEN (or such successor U.S. Treasury Form as may be required by the United States Treasury Department to reduce or eliminate the amount of United States federal income tax otherwise required to be held from such amount) and (ii) has not notified Administrative Agent of the inaccuracy or expiration of such U.S. Treasury Form, only the reduced portion, if any, of that amount required by applicable law or treaty shall be withheld by Administrative Agent in respect of United States federal income tax.

         SECTION 5.4. Payments from Trust Estate Only. Except as expressly provided herein or in the Security Agreement, all payments to be made by Lessor under the Notes shall be made only from the income and the proceeds from the Trust Estate and only to the extent that Lessor shall have sufficient income or proceeds from the Trust Estate to enable Lessor to make payments in accordance with the terms hereof. Each Lender, by its acceptance of such Note, agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to it as herein provided and that none of Owner Participant, Lessor nor Administrative Agent is personally liable to it for any amounts payable or any liability under the Security Agreement or such Note, except as expressly provided herein or in the Security Agreement.

         SECTION 5.5. Method of Payment. Principal and interest and other amounts due hereunder or under the Notes shall be payable in immediately available funds on the due date thereof, to Administrative Agent at Fleet National Bank, ABA # 011500010, Account Name: Fleet Capital Leasing, Account # 015552776700101, Attention: Leslie Tordoff, Reference: Wabash Statutory Trust-2000 (or such other account at such other financial institution as Administrative Agent may so specify from time to time to Lessor and Lessee) and Administrative Agent shall remit all such amounts so received by it to such address and in such manner (by wire transfer of immediately available funds if not otherwise specified) as set forth in Schedule II to this Participation Agreement (or as each Lender shall at any time otherwise specify in writing to Administrative Agent). If the payment was received prior to 12:00 P.M. Boston time by Administrative Agent on any Business Day, Administrative Agent shall make such payment on such Business Day; otherwise, Administrative Agent shall make payment promptly, but not later than 12:00 noon Boston time on the next succeeding Business Day. If any sum payable hereunder to any Lender falls due on a day which is not a Business Day, then such sum shall be payable on the next Business Day and (so long as payment is timely made on such next Business Day) no interest shall accrue on the amount of such payment from and after the scheduled date of payment to such next Business Day. Prior to the due presentment for registration of transfer of any Note, Lessor, Administrative Agent and Lessee may deem and treat the Person in whose name any Note is registered on the Note Register as the absolute owner and holder of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes and neither Lessor, Administrative Agent nor Lessee shall be affected by any notice to the contrary.

         SECTION 5.6. Application of Payments. Each payment of principal and interest or other amounts due on each Note shall be applied, in accordance with the provisions of Article III of the Security Agreement.

         SECTION 5.7. Registration. Transfer and Exchange of Notes. Administrative Agent agrees with Lessor that Administrative Agent shall keep a register (herein sometimes referred to as the "Note Register") in which provisions shall be made for the registration of Notes and the registration of transfers of Notes. The Note Register shall be kept at the Corporate Trust Office of Administrative Agent, and Administrative Agent is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon surrender for registration of transfer of any Note at the Corporate Trust Office, Lessor shall execute, and Administrative Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of a like aggregate principal amount and of the same series and the Notes so surrendered shall be canceled. At the option of any Lender, Notes held by such holder may be exchanged for other Notes of the same series of any authorized denominations, of like aggregate principal amount, upon surrender of the Notes to be exchanged at the Corporate Trust Office. Each new Note delivered upon transfer or exchange shall be in a principal amount of at least $500,000 (or such lesser amount as shall equal the entire outstanding principal amount of all Notes held by any Lender) and dated the date of the surrendered Note. Whenever any Notes are so surrendered for exchange, Lessor shall execute, and Administrative Agent shall authenticate and deliver, the Notes which the Lender making the exchange is entitled to receive. All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of Lessor evidencing the same respective obligations, and entitled to the same security and benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. Every Note presented or surrendered for registration of transfer or exchange, shall (if so required by Administrative Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to Administrative Agent duly executed by the holder thereof or his attorney duly authorized in writing. Administrative Agent shall make a notation on each new Note of the amount of all payments of principal previously made on the old Note or Notes with respect to which such new Note is issued and the date to which interest on such old Note or Notes has been paid. Lessor shall not be required to exchange any surrendered Notes as above provided during the three calendar day period preceding the due date of any payment on such Note.

         SECTION 5.8. Mutilated, Destroyed, Lost or Stolen Notes. If any Note shall become mutilated, destroyed, lost or stolen, Lessor shall, upon the written request of the affected Lender, execute and Administrative Agent shall authenticate and deliver, in replacement thereof, a new Note of the same series in the same principal amount, dated the date of the Note being replaced and issued under this Indenture. If the Note being replaced has become mutilated, such Note shall be surrendered to Administrative Agent, a photocopy thereof shall be furnished to Lessor by Administrative Agent and such Note shall be canceled by Administrative Agent. If the Note being replaced has been destroyed, lost or stolen, the affected Lender shall furnish to Lessor, Lessee and Administrative Agent such security or indemnity as may be required by them to hold Lessor, Lessee and Administrative Agent harmless and evidence satisfactory to Lessor, Lessee and Administrative Agent of the destruction, loss or theft of such Note and of the ownership thereof, provided, however, that if any Lender, any Affiliate of Lender, or any other institutional investor, or a nominee of any thereof is the owner of any such lost, stolen, destroyed, or mutilated Note, then the affidavit of the president, vice president, treasurer or assistant treasurer of such holder setting forth the fact of loss, theft, destruction or mutilation and of its ownership of the Note at the time of such loss, theft, destruction or mutilation shall be accepted as satisfactory evidence thereof and no security or indemnity shall be required as a condition to execution and delivery of a new Note other than the written agreement of such holder to indemnify Lessor and Administrative Agent for any claims or actions against and resulting from the issuance of such new Note.

         SECTION 5.9. Payment of Expenses on Transfer. Upon the issuance of a new Note or Notes pursuant to Section 5.7 or 5.8 hereof, Lessor and/or Administrative Agent may require from the party requesting such new Note or Notes, without any right of reimbursement under any Operative Document, payment of a reasonable sum to reimburse Lessor and/or Administrative Agent for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith by Lessor or Administrative Agent.

         SECTION 5.10. The New Notes.

         (a) Each new Note (herein, in this Section 5.10, called a "New Note") issued pursuant to Sections 5.7 and 5.8 hereof in exchange for or in substitution or in lieu of an outstanding Note (herein, in this Section 5.10, called an "Old Note") shall be dated the date of such Old Note. Administrative Agent shall mark on each New Note (i) the date to which principal and interest have been paid on such Old Note, (ii) all payments and prepayments of principal previously made on such Old Note which are allocable to such New Note, and (iii) the amount of each installment payment payable on any such New Note. Each installment payment payable on such New Note on any date shall bear the same proportion to the installment payment payable on such Old Note on such date as the original principal amount of such New Note bears to the original principal amount of such Old Note. Interest shall be deemed to have been paid on such New Note to the date on which interest shall have been paid on such Old Note, and all payments and prepayments of principal marked on such New Note, as provided in clause (ii) above, shall be deemed to have been made thereon.

         (b) All New Notes issued in exchange for or in substitution or in lieu of Old Notes shall be valid obligations of Lessor evidencing the same aggregate amount of debt as the Old

Notes and shall be entitled to the benefits and security of this Indenture to the same extent as the Old Notes.

         (c) Upon the issuance of any Note pursuant to this Participation Agreement, Administrative Agent shall prepare two copies of an amortization schedule with respect to such Note setting forth the amount of the installment payments to be made on such Note after the date of issuance thereof and the unpaid principal balance of such Note after each such installment payment. Administrative Agent shall deliver, or send by first-class mail, postage prepaid, one copy of the applicable schedule to each Lender.

         SECTION 5.11. Prepayments. Notes shall not be subject to prepayment except as provided in this Section 5.11, as follows:

         (a) Voluntary Prepayments. The Lessee shall have the right to prepay an amount equal to the outstanding amount of the Notes and Equity Investment in whole at any time pursuant to the exercise of purchase option permitted under
Article XVII of the Lease at a price equal to the outstanding amount of the Notes and Equity Investment, together with accrued and unpaid interest and Equity Return and (until the third anniversary of the commencement of the Initial Lease Term) a premium in an amount as set forth in the Syndication Agreement; provided, however, that the Lessee shall also pay all Break Costs in connection with any such prepayment and all other amounts due and payable under and pursuant to the Operative Documents.

         (b) Mandatory Prepayments.

                  (i) If at any time the sum of the aggregate amount of outstanding Loans and Equity Investment shall exceed the Aggregate Commitment Amount, the Lessee shall immediately make payment on the Notes or Equity Investment in an amount sufficient to eliminate such excess. Such payments shall be applied to Base Rate Loans/Equity Investment, then to Eurodollar Loans/Equity Investment, and with respect to each Type of Loans in direct order of their Interest Period maturities (if applicable).

                  (ii) The Tranche A Notes, Tranche B Notes of the series issued on a Closing Date, together with the related Equity Investment for any Unit shall be prepaid in whole or in part, together with accrued interest and Equity Return thereon to the date of prepayment upon the occurrence of an Event of Loss with respect to such Unit of Equipment (a "Casualty Unit") (unless pursuant to Section 10.2 of the Lease, a new Unit shall have been substituted for such Casualty Unit), on the date specified for payment of Termination Value with respect to such Event of Loss in Section 10.3 of the Lease, in an aggregate amount equal to the sum of (A) an amount equal, as to principal thereof, to the product obtained by multiplying the aggregate unpaid principal amount of the Tranche A Notes and Tranche B Notes of such series outstanding, together with the related Equity Investment as of such date by a fraction, the numerator of which shall be the Termination Value of such Casualty Unit and the denominator of which shall be the aggregate Termination Value of all Units of Equipment that were included in the Trust Estate immediately prior to such payment date assuming such Event of Loss had not occurred, (B) the aggregate amount of interest and Equity Return accrued and unpaid to such date on the principal amounts of the Tranche A Notes and Tranche B Notes and Equity

         Investment being prepaid and (C) all other amounts due and payable to the Lenders and Owner Participant hereunder or pursuant to any of the Operative Documents with respect to such Unit or Units.

                  (iii) If Lessee shall exercise its option under Article XVII of the Lease to purchase all but not less than all of the Equipment on the Expiration Date, then on such date, the Notes and the Equity Investment, together with accrued and unpaid interest and Equity Return and all other amounts due and owing the Participants under the Operative Documents, shall be paid.

                  (iv) If the "Syndication Period" (as defined in the Syndication Agreement) shall terminate for any reason set forth in
         Section 1(b) of the Syndication Agreement, other than clause (iii) of
         Section 1(b), then on the date of such termination, the Notes and the Equity Investment, together with accrued and unpaid interest and Equity Return, shall be paid.

         (c) Prepayments Generally.

                  (i) In the event of any prepayment of less than the entire principal amount of Notes then outstanding pursuant to Section 5.11(b),
         (X) Lessor shall deposit, in immediately available funds in the account of Administrative Agent at the place and by the time and otherwise in the manner provided in Section 5.5 hereof, the respective amounts set forth in Section 5.11(b), (Y) Lessor will allocate the principal amount so to be prepaid among all outstanding Tranche A Notes, Tranche B Notes and Equity Investment pro rata according to the respective unpaid principal amounts of the Notes and Equity Investment and (Z) the amount required to be paid pursuant to Section 5.2 hereof in respect of the Tranche A Notes and Tranche B Notes shall be reduced on each Payment Date subsequent to the date of such prepayment by an amount equal to the product of (A) the principal amount of Tranche A Notes and Tranche B Notes which would be due and payable on each Payment Date had such prepayment not been made and (B) a fraction, the numerator of which shall be the aggregate principal amount of the Tranche A Notes and Tranche B Notes so prepaid and the denominator of which shall be the entire principal amount of the Tranche A Notes and Tranche B Notes outstanding immediately prior to such prepayment.

                  (ii) No prepayment of any Notes or any purchase by Lessor of any Notes may be made except to the extent and in the manner expressly permitted by Article V of this Participation Agreement.

                  (iii) In the case of any prepayment of the Notes, notice thereof in writing to the Lenders to be prepaid shall be sent by Lessee by United States certified mail, postage prepaid, and received by each Lender and Administrative Agent at its address set forth in the Note Register, at least ten (10) days prior to the date fixed for prepayment. Such notice shall specify the date fixed for prepayment, the provision hereof under which such prepayment is being effected and that on the date fixed for prepayment there will become due and payable upon each Note or portion thereof so to be prepaid, at the place where the principal of the Notes to be prepaid is payable, the specified amount of principal thereof, together with the accrued interest to such date, and all other amounts due to the Lenders under the Operative Documents as is payable thereon, and after such date interest thereon shall cease to accrue.

                  (iv) On the date of any partial prepayment of any Note, Administrative Agent shall prepare two (2) copies of an amortization schedule with respect to such Note setting forth the amount of the installment payments to be made on such Note after the date of such partial prepayment and the unpaid principal balance of such Note after each such installment payment. Administrative Agent shall deliver, or send by first-class mail, postage prepaid, one such copy of the applicable schedule to each Lender.

                                   ARTICLE VI
                                    COVENANTS

         SECTION 6.1. Covenants of Obligors. Each Obligor covenants and agrees with Owner Participant, each Lender, Lessor and Collateral Agent that during the
Term:

                  (a) (i) Each Obligor shall at all times maintain its corporate existence except as permitted by paragraph (ii) hereof. Each Obligor shall do or cause to be done all things necessary to preserve and keep in full force and effect its full corporate power and authority to perform its obligations under each Operative Document to which it is or will be a party;

                  (ii) Guarantor shall not (A) consolidate with or merge with or into any other Person (a "Merger") or (B) transfer, directly or indirectly, by sale, exchange, lease or other disposition, or pledge or otherwise encumber, or become the subject of, or engage in a leveraged buy-out (or any other form of corporate reorganization, consolidation or combination), in any single transaction or series of transactions to one or more Persons (a "Transfer"), all or substantially all of its assets without the consent of Owner Participant and, if the Lien of the Security Agreement shall not have been discharged pursuant to the terms thereof, Collateral Agent and the Lenders, unless:

                           (1) the Person that results from such Merger, if such
                  Person is not Guarantor, or the Person to which such Transfer is made has assumed in writing all obligations of Guarantor, including the due and punctual performance and observance of each covenant and condition of this Participation Agreement and the other Operative Documents to be performed or observed by Lessee which assumption shall be in form and substance reasonably satisfactory to the Participants;

                           (2) immediately after giving effect to such Merger or
                  Transfer, no Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing; and

                           (3) the entity that results from such Merger or the
                  entity to which such Transfer is made is a Solvent corporation that is organized under the laws of a state of the United States or the District of Columbia.

         (b) Each Obligor shall furnish to Owner Participant, Lessor and (until the Lien of the Security Agreement shall have been discharged pursuant to the terms thereof) Collateral Agent, notice on or before the 30th day prior to any relocation of its chief executive office or any change in its name.

         (c) Each Obligor shall, at its own expense (except where the expense thereof is expressly required to be paid by another party hereto), promptly and duly execute and deliver such further documents and assurances and take such further action as any party to this Participation Agreement may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Participation Agreement and the other Operative Documents and to establish and protect the rights and remedies created or intended to be created in favor of any such Person hereunder and under the other Operative Documents.

         (d) Upon reasonable prior notice to Lessee or Guarantor, as the case may be, such Obligor agrees to permit Owner Participant or any Lender (or such Persons as or Owner Participant or any Lender may designate), at their respective sole cost, expense and risk, at any time during normal business hours to discuss (subject to reasonable confidentiality arrangements and customary exceptions) such Obligor's financial condition and business affairs (subject to any restrictions on selective disclosure or disclosure of non-public information under the Securities Exchange Act of 1934 and related laws, after giving effect to any confidentiality arrangements accepted by such Person) and the status of the Equipment with appropriate officers of such Obligor, all at such times and as often as Owner Participant or any Lender may reasonably request, provided that during the continuance of an Unmatured Lease Default under Section 13.1
(a), (b), (i), or (g) of the Lease or any Lease Event of Default, such meetings shall be at Lessee's cost and expense.

         (e) During the term of the Lease, Guarantor will furnish to the Participants, Lessor and Collateral Agent the following:

                  (i) as soon as available and in any event within 60 days after the end of each quarterly period, except the last, of each fiscal year, a copy of Guarantor's filing with the Securities and Exchange Commission for such quarterly period on Form 10Q, or if such filing is not made with the Securities and Exchange Commission, the consolidated balance sheet of Guarantor and its consolidated Subsidiaries as at the end of such period, together with the related consolidated statement of income of Guarantor and its Subsidiaries for the period beginning on the first day of such fiscal year and ending on the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and certified by the chief financial officer or corporate controller of Guarantor as being complete and correct, prepared in accordance with generally accepted accounting principles and fairly presenting Guarantor's financial condition and results of operations;

                  (ii) as soon as available and in any event within 120 days after the last day of each fiscal year, a copy of Guarantor's filing with the Securities and Exchange Commission for such annual period on Form 10K, or if such filing is not made with the Securities and Exchange Commission, the consolidated balance sheet, and related consolidated statements of income, retained income and cash flows, of Guarantor and its consolidated subsidiaries for such fiscal year, prepared and certified by Guarantor's nationally recognized external auditors setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, and certified by the chief financial officer or corporate controller of Guarantor as being complete and correct, prepared in accordance with generally accepted accounting principles and fairly presenting Guarantor's financial condition and results of operations;

                  (iii) within the period provided in subparagraph (ii) above, a certificate, signed by Authorized Officer of Guarantor, to the effect that the signer thereof is familiar with the terms and provisions of the Lease and Guaranty and that at the date of said certificate the signer is not aware, after due inquiry, of any default in compliance by Lessee or Guarantor with any of the covenants, terms or provisions of the Lease and each other Operative Document to which either is a party, or if the signer is aware of any such default, he shall disclose in such certificate the nature thereof and the nature of the action Lessee is taking or proposes to take with respect thereto;

                  (iv) such additional information as any Participant may reasonably request concerning the business or financial condition of Lessee or relating to the Equipment; and

                  (v) written notice specifying any condition which constitutes a Unmatured Lease Default or Lease Event of Default, and the nature and status thereof, promptly after any Authorized Officer of Lessee or Guarantor, as the case may be, acquires actual knowledge thereof.

         (f) Minimum Consolidated Tangible Net Worth. Guarantor shall at all times maintain Consolidated Tangible Net Worth at an amount not less than the sum of (i) $250,000,000 plus (ii) 25% of Consolidated Net Income computed on a cumulative basis for each of the elapsed fiscal quarters ending after December 31, 2000 plus (iii) 50% of the amount of net proceeds to Guarantor of any public or private offering of equity securities of Guarantor after the date hereof (other than pursuant to Guarantor's employee stock plans); provided that notwithstanding that Consolidated Net Income for any such elapsed fiscal quarter may be a deficit figure, no reduction as a result thereof shall be made with respect to the sum to be maintained pursuant hereto.

         (g) Maximum Leverage Ratio. Guarantor shall not permit the ratio ("Leverage Ratio") of its Consolidated Funded Debt to Consolidated Total Capitalization at any time to exceed 0.60 to 1.

         (h) Modifications to Covenants. If any of Guarantor's credit agreements which contain covenants similar to the covenants set forth in Sections 6.1(f) and (g) hereof are amended such that such corresponding covenants in such credit agreements become more restrictive than the covenant set forth in Sections 6.1(f) and (g) hereof, Lessee shall promptly notify each of the parties hereto of such amendment and hereby agrees that it shall promptly enter into an amendment of this Participation Agreement at the request of Required Lenders, satisfactory in all respect to the parties hereto (other than Lessee), which amendment shall amend Sections 6.1(f) and (g) and any other applicable provisions so that such provisions are as restrictive as the corresponding provisions in such credit agreements.

         SECTION 6.2. Covenants of Owner Participant. Owner Participant covenants and agrees with Lessee, each Lender, Lessor and Collateral Agent as follows:

         (a) No Termination of Trust. During the Term, without the prior written consent of Lessee and (unless the Lien of the Security Agreement shall have been discharged pursuant to the terms thereof) Lenders and Collateral Agent, Owner Participant shall not terminate the Trust Agreement or the trust created pursuant thereto.

         (b) Removal of Liens. Owner Participant will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens attributable to it on the Equipment, the Trust Estate or the Collateral Estate and, subject to a Permitted Contest, it will, at its own cost and expense, promptly take such action as may be necessary to discharge fully any such Lessor Liens.

         SECTION 6.3. Covenants of Collateral Agent. Collateral Agent covenants and agrees with Lessee, the Lenders, Owner Participant and Lessor that (a) it will not directly or indirectly create, incur, assume or suffer to exist any Liens on the Equipment, the Trust Estate or the Collateral Estate that result from any act, failure to act or claim against Collateral Agent and not related to the transactions contemplated by this Participation Agreement or any of the other Operative Documents, (b) it will, at its own cost and expense, promptly take such action in its individual capacity as may be necessary to discharge fully any such Liens on the Collateral Estate, and (c) it will not sell, transfer or otherwise dispose of all or any part of the Trust Estate where such sale, transfer or disposition would violate the Lease or the Security Agreement.

         SECTION 6.4. Covenants of Trust Company. Trust Company covenants and agrees with Lessee, the Note Purchaser, Owner Participant and Collateral Agent that (a) it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens attributable to it on the Equipment, the Trust Estate or the Collateral Estate, (b) it will, in its individual capacity and at its own cost and expense, promptly take such action in its individual capacity as may be necessary to discharge fully such Lessor Liens arising by, through or under it in its individual capacity on the Trust Estate, and (c) during the Term, it will not sell, transfer, assign or otherwise dispose of all or any part of the Trust Estate except to a successor trust company acting as trustee under the Trust Agreement.

         SECTION 6.5. Covenant of Lessor. Lessor shall furnish to Lessee and (until the Lien of the Security Agreement shall have been discharged pursuant to the terms thereof) Collateral Agent and each Lender, notice on or before the 30th day prior to any name change or relocation of its chief executive office or principal place of business or regarding the books and records relating to the Equipment or the Trust Estate.

                                  ARTICLE VII
                                GENERAL INDEMNITY

         SECTION 7.1. Indemnity.

         (a) Indemnified Claims. Lessee hereby agrees to assume liability for, and does hereby agree to defend, indemnify, protect, save and keep harmless on an After-Tax Basis each Indemnitee from and against any and all liabilities, obligations, losses, damages, penalties, claims (including claims by any employee of Lessee or any of its contractors), actions, suits and related costs, claims and disbursements, including reasonable legal fees and claims and costs of investigation, of whatsoever kind and nature (for purposes of this Section collectively called "Claims"), imposed on, asserted against or incurred by any Indemnitee, in any way based on, relating to or arising out of:

                  (i) this Participation Agreement, the Lease (including any Lease Supplement) or any other Operative Document, or the transactions contemplated thereby (including any misrepresentation or breach of warranty or covenant by Lessee contained herein or therein or in any other document or certificate delivered by Lessee pursuant hereto) or any waivers, modifications, supplemental, or amendments thereto, or the enforcement thereof against Lessee;

                  (ii) the Equipment or any Unit or part thereof, or the selection, rejection, location, construction, design, manufacture, financing, acceptance, rejection, installation, ownership, purchase, delivery, non-delivery, lease, sub-leasing, transportation, possession, use, operation, condition substitution, sale, return or disposition of the Equipment or any Unit or part thereof (including, without limitation, latent and other defects, whether or not discoverable by the Indemnitee or Lessee, and any claim for patent, trademark or copyright infringement and any claim arising under any strict liability doctrine in tort);

                  (iii) any Environmental Claims in connection with, or alleged to be in connection with (whether or not in compliance with the terms of the Lease) the operation, use, possession, storage, abandonment or return of any Unit of Equipment, and any Environmental Claims (including Environmental Claims related to real property) in connection with, or alleged to be in connection with (whether or not in compliance with the terms of the Lease) the treatment, recycling, use, storage, transportation, disposal, presence, discharge, spillage, release or escape of any commodity loaded, stored or transported in any Unit prior to its return empty to Lessor in accordance with and in the condition required by the Lease;

                  (iv) the offer, sale, delivery, resale or holding of the Notes or interests in the Trust Estate as contemplated by and pursuant to the terms of the Participation Agreement;

                  (v) any violation of law, rule, regulation or order by the Lessee or any of Person in connection with the use or operation of the any Unit; or

                  (vi) the acquisition or holding of any Notes being deemed to result in a "prohibited transaction" under ERISA or the Code.

         (b) Lessee's Claims Excluded. The following are excluded from Lessee's agreement to indemnify under this Section 7.1:

                  (i) Claims with respect to any Unit to the extent attributable to acts or events occurring after (A) in the case of the exercise by Lessee of any purchase option with respect to such Unit, or the occurrence of a Event of Loss with respect to such Unit, the payment of all amounts due in connection with any such event and the discharge of the

         Security Agreement or (B) in all other cases with respect to any Unit, the later to occur of (x) the earlier to occur of the termination of the Lease and the expiration of the Lease Term, (y) the return of such Unit to the Lessor in accordance with the terms of Articles XII and XIV of the Lease or (z) the discharge of the Lien of the Security Agreement;

                  (ii) any Taxes (other than amounts in respect of Taxes necessary to hold such Indemnitee harmless on an After-Tax Basis and other than with respect to claims arising from a violation of ERISA), it being agreed that the indemnity for Taxes is in Section 8.1;

                  (iii) with respect to a particular Indemnitee, claims only to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (other than gross negligence or willful misconduct imputed as a matter of law to such Indemnitee solely by reason of its interest in the Equipment) the inaccuracy of any representation made by such Indemnitee in the Operative Documents or any certificate delivered in connection therewith or the breach by such Indemnitee of its express obligations under the Operative Documents (other than any breach imputed as a matter of law to such Indemnitee solely by reason of its interest in the Equipment or as a result of Lessee's acts);

                  (iv) with respect to a particular Indemnitee, any Claim to the extent attributable to the offer, sale, disposition or transfer (voluntary or involuntary) by or on behalf of such Indemnitee of any interest in the Equipment, any Operative Document, the Trust Estate or the Notes or any similar security, other than a transfer by such Indemnitee of its interests in any Unit in connection with Article XI of the Lease or a transfer to the Lessee pursuant to Article XVII of the Lease or a transfer pursuant to Article XIII or XIV of the Lease arising by reason of Lease Event of Default;

                  (v) any cost, fee or expense expressly payable by a Person other than Obligor pursuant to the Lease or any other Operative Document;

                  (vi) with respect to a particular Indemnitee, Claims resulting from any prohibited transaction, within the meaning of ERISA or section 4975(c)(l) of the Code, other than, in case of the Owner Participant and a Note Purchaser, arising from the purchase and holding by the Owner Participant or a Note Purchaser, as the case may be, of its respective interest in the Trust Estate or the Notes in accordance with its representations and covenants under the Operative Documents; and

                  (vii) as to any Indemnitee that is a Lender, Claims resulting from any breach of a fiduciary duty under ERISA by such Indemnitee.

         (c) Procedure. The Lessee shall notify each Indemnified Party of any claim or liability that is, or is likely to result in, a Claim indemnifiable under this section of which it has actual knowledge. If any Indemnitee shall have knowledge of any Claim, it shall give prompt written notice thereof to Lessee; provided, however, that the failure of such Indemnitee to give such notice shall relieve Lessee of its obligations hereunder only if and to the extent such failure precludes a contest by Lessee hereunder. Lessee may, at its election and at its expense, in good faith and by appropriate legal proceedings, contest or defend an asserted claim or liability for which it is indemnifying under this Section 7.1 so long as, in the reasonable opinion of the

Indemnitee, such defense is being diligently conducted by Persons reasonably satisfactory to the affected Indemnified Parties; provided, however, that Lessee shall have no such right (i) unless the Lessee shall deliver to the relevant Indemnified Party a written acknowledgment of the Lessee's obligation to indemnify such Indemnified Party with respect to such Claim, or (ii) if any Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing; or (iii) if such Claim involves a possible imposition of any criminal liability or penalty or civil penalty on such Indemnified Party or (iv) if such proceedings will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Equipment, the Trust Estate or any part of any thereof unless the Lessee shall have provided security for the Lessee's obligations under this Section with respect to such Claim reasonably satisfactory to the relevant Indemnified Parties with respect to such risk. Settlement of any dispute or Claim or action in the name of an Indemnitee shall not be finalized without such Indemnitee's prior written consent, which consent shall not be unreasonably withheld. The Lessee will provide the Indemnified Party with such information not within the control of such Indemnified Party, as is in the Lessee's control or is reasonably available to Lessee, which such Indemnified Party may reasonably request and shall otherwise cooperate with such Indemnified Party so as to enable such Indemnified Party to fulfill its obligations under this Section 7.1. Where the Lessee, or the insurers under a policy of insurance maintained by the Lessee, undertakes the defense of an Indemnified Party with respect to a claim, no additional legal fees or other expenses of such Indemnified Party in connection with the defense of such Claim shall be indemnified hereunder unless: (A) such fees or expenses were incurred at the request of the Lessee or (B) in the written opinion of independent counsel to such Indemnified Party an actual or potential conflict of interest exists where it is advisable for such Indemnified Party to be represented by separate counsel. In any of the above cases, the reasonable fees and expenses of such separate counsel shall be borne by the Lessee.

         Subject to the requirements of any policy of insurance an Indemnified Party may participate at its own expense in any judicial proceeding controlled by the Lessee pursuant to the preceding provisions.

         (d) Payment, Survival. Any amount payable to an Indemnified Party pursuant to this Section shall be paid within thirty (30) days after receipt of a written demand therefor from such Indemnified Party accompanied by a written statement describing in reasonable detail the Claims which are the subject of and basis for such indemnity and the computation of the amount so payable. Nothing in the foregoing sentence shall imply any excuse of the Lessee's obligations under this section to protect, defend, assume liability for, save and keep harmless the Indemnified Parties for the Claims herein provided. All the indemnities contained in this Section 6.1 shall continue in full force and effect, notwithstanding the expiration or other termination of the Lease, with respect to events occurring prior to return of the Units to Lessor pursuant to the Lease and are expressly made for the benefit of, and shall be enforceable by, each Indemnitee.

         (e) Waiver of Certain Claims. Lessee hereby waives and releases any Claim now or hereafter existing against any Indemnitee arising out of death or personal injury to personnel of Lessee, loss or damage to property of Lessee, or the loss of use of any property of Lessee, which may result from or arise out of the condition, use or operation of the Equipment during the Lease Term, including without limitation any latent or patent defect whether or not discoverable.

         (f) Conflicting Provisions. The general indemnification provisions of this Section 7.1 are not intended to waive or supersede any specific provisions of, or any rights, obligations or remedies of Lessee under the Lease, this Participation Agreement or any other Operative Document.

         SECTION 7.2. No Impairment. Notwithstanding anything herein to the contrary, the actions or omissions of any Indemnitee not constituting gross negligence or willful misconduct shall not, in any way, impair the right of any other Indemnitee to indemnification under this Article.

                                  ARTICLE VIII
                    GENERAL TAX INDEMNITY; OTHER INDEMNITIES

         SECTION 8.1. Indemnity.

         (a) Indemnity. Lessee agrees to pay, and indemnify and hold harmless each Indemnitee from, all license and registration fees and all taxes, assessments, rates, excises, permit fees, inspection fees, levies, imposts, duties, charges or withholdings of any nature whatsoever, including, sales, gross receipts, transfer, property, stamp, use, value-added, general and other taxes, together with any penalties, fines or interest thereon imposed against any Indemnitee, Lessee, the Equipment or any Unit or part thereof or interest therein by any federal, state or local government or taxing authority in the United States or by any foreign country or subdivision thereof, or by any international organization, upon or with respect to the Equipment or any Unit or part thereof, or the construction, manufacture, financing, acceptance, installation, ownership, purchase, delivery, lease, sub-leasing, rental, transportation, possession, use, operation, improvement, modification, substitution, replacement, maintenance, condition substitution, sale, return or disposition of the Equipment or any Unit or part thereof or interest therein or upon the rentals or upon, or with respect to the Lease, the Rent or other sums payable by Lessee under the Operative Documents or with respect to the other Operative Documents, any payment made pursuant to any such agreement, or the property, the income or other proceeds received with respect to any item of Equipment or otherwise on or with respect to the transactions contemplated by the Operative Documents (all such fees, taxes, assessments, rates, excises, levies, imposts, duties, charges and withholdings, and all penalties, additions to tax and interest imposed in connection therewith being hereinafter called "Taxes"); provided, however, that the foregoing indemnity shall not apply to:

                  (i) Taxes measured by net income (including any minimum or alternative minimum income taxes and any income taxes on or measured by items of tax preference), capital or net worth, and withholding in respect of any thereof, other than Taxes in the nature of or in lieu of sales, property, license, use or rental taxes and other than to the extent imposed by any foreign government or taxing authority as a result of (A) the operation, presence or registration in such jurisdiction of such Units, (B) the presence in such jurisdiction of a permanent establishment or fixed place of business of Lessee or any affiliate of Lessee, (C) the residence, nationality or place of management and control of Lessee or any affiliate of Lessee, (D) the payment from such jurisdiction by any Lessee or any affiliate of Lessee of any amount due by Lessee under any of the Operative

         Documents or (E) any combination of factors (A) - (D) above (hereinafter referred to as "Income Taxes");

                  (ii) Taxes imposed on an Indemnitee resulting from a voluntary sale, assignment, transfer or other disposition by such Indemnitee of any Unit of Equipment, the Trust Estate or interest therein or any interest in any trust holding such Equipment except if a Lease Event of Default shall have occurred and be continuing or due to the performance of an act under Articles VII, X, XII, XVI and XVII of the Lease or an act otherwise required by any Operative Document;

                  (iii) Taxes imposed on an Indemnitee resulting from an involuntary sale, assignment, transfer or other disposition by such Indemnitee of any Unit of Equipment, the Trust Estate or interest therein or any interest in any trust holding such Equipment if such involuntary sale, assignment, transfer or other disposition shall occur as a result of the bankruptcy or dissolution of such Indemnitee, except if a Lease Event of Default shall have occurred and be continuing and such bankruptcy or dissolution is attributable to such Lease Event of Default;

                  (iv) Taxes in respect of any period after the expiration or early termination of this Lease so long as Lessee shall have discharged all its obligations under this Lease;

                  (v) Taxes that have been included in the cost of the Equipment and paid to the appropriate taxing authority;

                  (vi) Taxes in the nature of interest, penalties, fines or additions to tax resulting from the failure of an Indemnitee to timely provide notification of a Claim pursuant to Section 8.1(e) hereof, provided, however, that the failure of such Indemnitee to give such notice shall relieve Lessee of its obligations hereunder only if and to the extent such failure precludes a contest by Lessee hereunder; and

                  (vii) Taxes with respect to Claims arising under ERISA or
         section 4975 of the Code, it being agreed that indemnity for such Claims is in Section 7.1.

         (b) Reports. In the event any reports with regard to Taxes (other than Income Taxes) are required to be made with respect to the Equipment or any Unit thereof, Lessee will, where permitted to do so under applicable rules or regulations, make and timely file such reports in such a manner as to show the interest of Lessor and any other Indemnitee therein as shall be reasonably satisfactory to each thereof or, where not so permitted, will, as soon as Lessee has knowledge thereof, notify Lessor and any other Indemnitee of such requirement and will assist in preparation of such reports by Lessor or any other Indemnitee in such manner as shall be reasonably satisfactory to each thereof. Unless otherwise required by law, Lessee shall be responsible for reporting the Equipment for ad valorem property tax purposes in the applicable states or localities and, unless otherwise required by law, no Indemnitee shall include the Equipment in any ad valorem or other similar tax returns filed by it in such states or localities.

         (c) After-Tax Basis. Lessee further agrees that, with respect to any payment or indemnity to an Indemnitee under this Article VIII, and notwithstanding the proviso in Section 8.1(a), Lessee's indemnity obligations shall include any amount necessary to hold such

Indemnitee harmless on an After-Tax Basis from all Taxes required to be paid by such Indemnitee with respect to such payment or indemnity (including any payments under this Section 8.1(c)). Payment shall be made by Lessee in immediately available funds no later than one (1) Business Day prior to the date on which the Indemnitee must transfer funds to pay such Taxes.

         (d) Payment; Survival. All amounts payable by Lessee pursuant to this
Section 8.1 shall be payable directly to the Indemnitee except to the extent paid to a governmental agency or taxing authority. All the indemnities contained in this Section 8.1 and the obligation, if any, of Lessee to make payments to each Indemnitee pursuant to this Section 8.1, shall continue in full force and effect, notwithstanding the expiration or other termination of the Lease in whole or in part, as to matters arising prior to the return of the Units of Equipment to Lessor in accordance with the Lease until all such obligations of Lessee and each Indemnitee have been met and such liabilities have been paid in full and are expressly made for the benefit of, and shall be enforceable by, each Indemnitee. Lessee's obligations under this Section 8.1 shall be that of primary obligor irrespective of whether the Indemnitee shall also be indemnified with respect to the same matter under some other agreement by another Person.

         (e) Contest. If any claim is made against any Indemnitee, by commencement of proceedings against the Indemnitee or otherwise, for any Taxes as to which Lessee has an indemnity obligation pursuant to this Section 8.1, such Indemnitee shall promptly notify Lessee of such claim in writing; provided, however, the failure to give such notice shall relieve Lessee of its obligations hereunder only if such failure precludes a contest by Lessee hereunder. Lessee may, at its sole cost and expense, in good faith and by appropriate legal proceedings, contest or defend an asserted claim or liability for which it is indemnifying under this Section 8.1 (and has acknowledged liability in writing to the relevant Indemnified Parties) so long as in the reasonable opinion of the Indemnified Person, such defense is being diligently conducted by Persons reasonably satisfactory to the affected Indemnitees; provided, however, if there has been a material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of Lessee, Lessee may only conduct such contest upon providing a letter of credit, bond or other security satisfactory in all respects to Lessor to cover the potential Taxes involved in such contest; and provided further, however, that Lessee may not conduct any contest or defense (i) involving Taxes not indemnified by Lessee hereunder or
(ii) if such Indemnitee or Owner Participant shall have reasonably determined that the conduct of such contest or defense will result in any material danger of sale, forfeiture or loss of, or the creation of any Lien (except if Lessee shall have adequately bonded such Lien or otherwise made provision to protect the interests of such Indemnitee and Owner Participant in a manner reasonably satisfactory to them) on the Equipment or any Unit of Equipment or may otherwise interfere with timely payments of Rent.

         (f) Verification. At the Lessee's request, the amount of any indemnity payment by the Lessee or any payment by an Indemnitee to the Lessee pursuant to this Section 8.1 shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and such Indemnitee. The costs of such verification shall be borne by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of the lesser of (i) $50,000 or
(ii) 20 percent of the payment as computed by such Indemnitee, in which case such fee shall be paid by such Indemnitee. In no event shall the Lessee have the right to review such Indemnitee's tax returns or receive any other confidential information from such Indemnitee in connection with such verification. Any information provided to such accountants by any Person shall be and remain the exclusive property of such Person and shall be deemed by the parties to be (and the accountants will confirm in writing that they will treat such information as) the private, proprietary and confidential property of such Person, and no Person other than such Person and the accountants shall be entitled thereto and all such materials shall be returned to such Person. Such accounting firm shall be requested to make its determination within 30 days of the Lessee's request for verifications and the computations of the accounting firm shall be final, binding and conclusive upon the Lessee and such Indemnitee. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to the Lease and that matters of interpretation of the Lease are not within the scope of the independent accounting firm's responsibilities.

         (g) Tax Ownership. Each Indemnitee represents and warrants that it will not, prior to the termination of the Lease, claim ownership of (or any tax benefits, including depreciation, predicated upon ownership of) the Equipment for any income tax purposes, it being understood that the Lessee is and will remain the owner of the Equipment for such income tax purposes until the termination of the Lease. If, notwithstanding the income tax intentions of the parties as set forth herein, any Indemnitee actually receives any income tax deductions, reductions in income tax or other income tax benefit as a result of any claim for, or recharacterization requiring such party to take, any tax benefits attributable to ownership of the Equipment for income tax purposes, and provided that no Lease Event of Default in continuing, such Indemnitee shall pay to the Lessee, together with an amount equal to any reduced Taxes payable by such Indemnitee as a result of such payment, the amount of such income tax savings actually realized by such Indemnitee (less the amount of any increase in income tax that is currently payable as a result of such claim or recharacterization), provided that the Lessee shall agree to reimburse such Indemnitee for any subsequent increase in such Indemnitee's income taxes resulting from such claim or recharacterization not taken into account in the payment made to the Lessee, up to the net amount paid to the Lessee by each Indemnitee. The parties agree that this Section 8.1(g) is intended to require a payment to the Lessee if and only if each Indemnitee shall have actually received an unanticipated tax savings with respect to the Equipment that would not have been received if each Indemnitee had advanced funds to the Lessee in the form of a loan secured by the Equipment in an amount equal to the Equipment Cost. Nothing in this Section 8.1 shall be construed to require any Indemnitee to take any affirmative action to realize any Tax savings or Tax benefit if in its reasonable judgment such action may have an adverse effect on such Indemnitee (including such action or Tax position being or being viewed as inconsistent with any other action or Tax position claimed by such Indemnitee for the relevant period or periods).

         (h) Delivery of Forms. On or before the date hereof or, if later, the date on which it acquires the rights and obligations of an Indemnitee pursuant to the Operative Documents, each Indemnitee which is not a United States person (within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986) will deliver to the Guarantor and the Administrative Agent a fully completed and duly executed copy of the appropriate United States Internal Revenue Service Form W-8 confirming that such Indemnitee is entitled under Section 1442 of the Internal Revenue Code or any other applicable provision thereof or under any applicable tax treaty or convention to receive payments under the Operative Documents without deduction or withholding of United States federal income tax. So long as the Commitments are outstanding and until the obligations of the Obligors under the Operative Documents have been paid and performed in full, each Indemnitee shall also deliver a further copy of such Form W-8 or any successor forms thereto to the Guarantor upon the expiration, if any, of the form previously delivered by such Indemnitee hereunder, unless any change in law or regulation of the United States or any taxing authority thereof has occurred prior to the date on which such delivery would otherwise be required which renders such form inapplicable or which would prevent such Indemnitee from completing and delivering such form. Notwithstanding anything to the contrary in the Operative Documents, the Lessee and the Obligors shall not be required to gross-up any payment for withholding taxes imposed on any Indemnitee which has failed to comply with its obligations under this Section 8.1(h) if such compliance would have avoided such withholding taxes and the Lessee and the Obligors shall be entitled to withhold from any payments to such Indemnitee under this Agreement any such withholding taxes.

         SECTION 8.2. Indemnity Payments in Addition to Lease Obligations. The Lessee acknowledges and agrees that the Lessee's obligations to make indemnity payments under this Article VIII are separate from, in addition to, and do not reduce, the Lessee's obligation to pay under the Lease that portion of the Equipment Cost constituting the Maximum Lessee Risk Amount.

         SECTION 8.3. Eurodollar Rate Lending Unlawful. Notwithstanding any other provision herein, if the adoption of or any change in any Applicable Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for a Participant to make or maintain Eurodollar Loan(s)/Equity Investment(s) as contemplated by the Operative Documents (i) such Participant shall promptly give written notice of such circumstances to the Lessee and the other Participants (which notice shall be withdrawn whenever such circumstances no longer exist), (ii) the commitment of such Lenders or Owner Participant, as the case may be, hereunder to make Eurodollar Loan(s)/Equity Investment(s) shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Participant to make or maintain Eurodollar Loan(s)/Equity Investment(s), such Participant shall then have a commitment only to make a Base Rate Loan/Equity Investment when a Eurodollar Loan/Equity Investment is requested and (c) such Participant's Loans and Equity Investment then outstanding as Eurodollar Loan(s)/Equity Investment(s), if any, shall be converted automatically to Base Rate Loan(s)/Equity Investment(s) on the respective last days of then current Interest Periods with respect to such Loans and Equity Investment or within such earlier period as required by law. If any such conversion of Eurodollar Loan(s)/Equity Investment(s) occurs on a day which is not the last day of then current Interest Period with respect thereto, the Lessee shall pay to such Participant such amounts, if any, as may be required pursuant to Section 8.6. In any such case, interest and principal (if any) shall be payable contemporaneously with the related Eurodollar Loan(s)/Equity Investment(s) of the other applicable Participants.

         SECTION 8.4. Deposits Unavailable. If any of the Participants shall have determined that:

         (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to such Participant in its relevant market; or

         (b) by reason of circumstances affecting such Participant's relevant market, adequate means do not exist for ascertaining the interest rate or Yield, as the case may be, applicable to such Participant's Loans or Equity Investment, then, upon notice from such Participant to the Lessee and the other Participants (i) the obligations of the Participants to make Loans or Equity Investment, as the case may be, shall be suspended and (ii) each outstanding Loan or Equity Investment, as the case may be, shall begin to bear interest or accrue Yield at the Base Rate on the last day of the then current Interest Period applicable thereto.

         SECTION 8.5. Increased Costs, Etc.

         (a) If the adoption of or any change in any Applicable Law or in the interpretation or application thereof applicable to any Indemnitee, or compliance by any Indemnitee with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Initial Closing Date (or, if later, the date on which such Indemnitee becomes an Indemnitee):

                  (i) shall subject such Indemnitee to any Tax (other than withholding taxes) of any kind whatsoever with respect to any Eurodollar Loan(s)/Equity Investment(s), made or purchased by it or its obligation to make Eurodollar Loan(s)/Equity Investment(s) or maintain its commitment to make (or purchase) undivided interests in Eurodollar Loan(s)/Equity Investment, or change the basis of taxation of payments to such Indemnitee in respect thereof (except for excluded Taxes and changes in taxes measured by or imposed upon the overall gross or net income, franchise or other taxes (imposed in lieu of such net income tax), of such Indemnitee or its applicable lending office, branch, or any affiliate thereof); or

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, Loans, Equity Investment, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Indemnitee which is not otherwise included in the determination of the Adjusted Eurodollar Rate hereunder; or

                  (iii) shall impose on such Indemnitee any other condition (excluding any Tax of any kind) whatsoever in connection with the Operative Documents;

and the result of any of the foregoing is to increase the cost to such Indemnitee of making or maintaining Eurodollar Loan(s)/Equity Investment(s) or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Lessee from such Indemnitee, the Lessee shall pay to such Indemnitee any additional amounts necessary to compensate such Indemnitee for such increased cost or reduced amount receivable. All payments required by this Section 8.5(a) shall be made by the Lessee within ten (10) Business Days after demand by the affected Indemnitee. Notwithstanding anything to the contrary contained herein, Lessee shall not be obligated to compensate any Indemnitee for any amounts pursuant to this Section 8.5 attributable to a period of time more than 90 days prior to the giving of notice by such Indemnitee of its intention to seek compensation under this Section 8.5. If any

Indemnitee becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Lessee, certifying (x) that one of the events described in this clause (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Indemnitee and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this clause submitted by any Indemnitee to the Lessee shall be conclusive in the absence of manifest error. In determining any such amount, such Indemnitee may use any method of averaging and attribution that it (in its sole and absolute discretion) shall deem applicable. This covenant shall survive the termination of this Participation Agreement and the payment of the Loans and Equity Investment.

         (b) Each Indemnitee shall use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to this Section 8.5, including, without limitation, a change within the United States in the office of such Indemnitee at which its obligations related to this Participation Agreement are maintained if such change will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Indemnitee, be otherwise disadvantageous to it.

         SECTION 8.6. Funding Losses. During the Term of the Lease and thereafter, the Lessee agrees to indemnify each Indemnitee and to hold each Indemnitee harmless from any loss or expense which such Indemnitee may sustain or incur (other than through such Person's own gross negligence or willful misconduct) as a consequence of (i) default by the Lessee in making a borrowing of, conversion into or continuation of Loans or Equity Investment which are Eurodollar Loan(s)/Equity Investment(s) after the Lessee has delivered an Advance Request in accordance with the provisions of this Participation Agreement, (ii) default by the Lessee in making any prepayment of a Loan or Equity Investment which is a Eurodollar Loan/Equity Investment after the Lessee has given a notice thereof in accordance with the provisions of this Participation Agreement or (iii) the making of a prepayment of Loans or Equity Investment which are Eurodollar Loan(s)/Equity Investment(s) on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loan or Equity Investment which is a Eurodollar Loan/Equity Investment provided for herein (excluding, however, the Applicable Margin included therein, if any) over (y) the amount of interest (as reasonably determined by such Indemnitee) which would have accrued to such Indemnitee on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Participation Agreement or any other Operative Document and the payment of the Loans, Equity Investment and all other amounts payable under the Operative Documents.

         SECTION 8.7. Capital Adequacy.

         (a) If the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Indemnitee with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case made subsequent to the Initial Closing Date (or, if later, the date on which such Indemnitee becomes an Indemnitee pursuant to this Participation Agreement) has or will have the effect of reducing the rate of return on either Indemnitee's or its parent company's capital by an amount such Indemnitee deems to be material, as a consequence of its commitments or obligations hereunder to a level below that which such Indemnitee or its parent company could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Indemnitee's or its parent company's policies with respect to capital adequacy), then, upon notice from such Indemnitee, the Lessee shall pay to such Indemnitee such additional amount or amounts as will compensate such Indemnitee and its parent company for such reduction (it being understood that such parent company shall not be reimbursed to the extent its subsidiary Indemnitee is reimbursed by the Lessee in connection with the same or a similar law, rule, regulation, change, request or directive applicable to such Indemnitee). All payments required by this Section 8.7 shall be made by the Lessee within 10 Business Days after demand by the affected Indemnitee. Notwithstanding anything to the contrary contained herein, Lessee shall not be obligated to compensate any Indemnitee for any amounts pursuant to this Section
8.7 attributable to a period of time more than 90 days prior to the giving of notice by such Indemnitee of its intention to seek compensation under this
Section 8.7. If any Indemnitee becomes entitled to claim any additional amounts pursuant to this clause, it shall provide prompt notice thereof to the Lessee certifying (x) that one of the events described in this clause (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Indemnitee and a reasonably detailed explanation of the calculation thereof (including the method by which such Indemnitee allocated such amounts to the Lessee). Such a certificate as to any additional amounts payable pursuant to this clause submitted by such Indemnitee to the Lessee shall be conclusive in the absence of manifest error; provided, however, that the method by which such Indemnitee allocated such amount to the Lessee must have been applied in good faith and must have been a method generally used by such Indemnitee for such purpose. This covenant shall survive the termination of this Participation Agreement or any other Operative Document and the payment of the Loans, Equity Investment and all other amounts payable under the Operative Documents.

         (b) Each Indemnitee shall use its commercially reasonable efforts to reduce or eliminate any claim for compensation pursuant to this Section 8.7, including, without limitation, a change in the office of such Indemnitee at which its obligations related to the Operative Documents are maintained if such change will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Indemnitee, be otherwise disadvantageous to it.

                                   ARTICLE IX
                         REPRESENTATIONS AND WARRANTIES

         SECTION 9.1. Representations and Warranties of the Obligors. Each of the Guarantor, and the Lessee represents and warrants to each Participant that as of the Initial Closing Date:

         (a) Corporate or Partnership Existence and Standing. Each of the Guarantor and Lessee is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is in good standing and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where failure to have such good standing or authority would not have a Material Adverse Effect.

         (b) Authorization and Validity. Each of the Guarantor and the Lessee has the power and authority to execute and deliver the Operative Documents to which it is or will be a party and to perform its obligations thereunder. The execution and delivery by the Guarantor and the Lessee of the Operative Documents to which it is or will be a party and the performance of its obligations thereunder have been duly authorized by proper proceedings, and the Operative Documents constitute legal, valid and binding obligations of the Guarantor and the Lessee, enforceable against such Persons in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

         (c) No Conflict; Government Consent. The execution, delivery and performance by each of the Guarantor and the Lessee of the Operative Documents to which it is or will be a party will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it, or conflict with any organizational document or Material Agreement of it, or require any government approval except where such violation, conflict or lack of approval would not have a Material Adverse Effect or result in the creation or imposition of any Lien in, of or on the Property of it or any of its Subsidiaries pursuant to the terms of any such Material Agreement.

         (d) Financial Statements. The September 30, 2000 consolidated financial statements of the Guarantor and its Subsidiaries were prepared in accordance with GAAP in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Guarantor and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

         (e) Material Adverse Change. As of the Initial Closing Date there has been no change since September 30, 2000 in the business, Property, financial condition or results of operations of the Guarantor and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect other than certain restructuring charges to be taken in the fourth calendar quarter of 2000 up to $50,000,000 on a pre-tax basis.

         (f) Taxes. The Guarantor and its Subsidiaries have filed all United States federal tax returns and all other tax returns or reports which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Guarantor or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. No tax liens have been filed and no claims are being asserted with respect to any such taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Guarantor and its Subsidiaries in respect of any taxes or other governmental charges are adequate in all material respects. The Guarantor knows of no pending investigation of the Guarantor or any of its

Subsidiaries by any taxing authority, nor of any pending but unassessed tax liability which, in either case, could reasonably be expected to have a Material Adverse Effect.

         (g) Litigation and Contingent Obligations. Except as disclosed in the Guarantor's most recent Form 10-K or 10-Q, or Form 8-K filed subsequent to its most recent Form 10-K or 10-Q filed with the SEC, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of an officer of the Guarantor, threatened against or affecting the Guarantor or any of its Subsidiaries (including, without limitation, any such action involving Environmental Laws) which, in either case, could reasonably be expected to have a Material Adverse Effect.

         (h) ERISA. The Unfunded Liabilities of all Single Employer Plans do not in the aggregate exceed $100,000,000. Neither the Guarantor nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $100,000,000 in the aggregate. Except for such matters as would not singly or in the aggregate have or reasonably be expected to have a Material Adverse Effect, each Single Employer Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Single Employer Plan, neither the Guarantor nor any other members of the Controlled Group has withdrawn from any Multiemployer Plan with respect to which it has any unsatisfied liability or initiated steps to do so, and no steps have been taken to reorganize or terminate any Single Employer Plan.

         (i) Regulation U. Margin stock (as defined in Regulation U) constitutes less than 25% of those assets of the Guarantor and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder. The Guarantor is not engaged principally, and does not as one of its important activities engage, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock other than the purchase of margin stock from time to time in connection with transactions (i) authorized by the board of directors of the Guarantor, (ii) either (a) authorized by the board of directors or other governing body of the Person which stock is being acquired or (b) involving less than 5% of the stock of any Person and (iii) which would not cause the Guarantor to fail to be in compliance with the following sentence. Neither the Guarantor nor any Person acting on its behalf has taken or will take any action which could reasonably be expected to cause this Agreement or any of the Notes to violate any of said Regulations U or X, or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect.

         (j) Environmental Matters. The Guarantor, each of its Subsidiaries, and their respective Properties are in compliance with all Environmental Laws except where the failure to be in compliance could not reasonably be expected to have a Material Adverse Effect and neither the Guarantor nor any of its Subsidiaries is subject to any liability or obligation for remedial action thereunder or in connection therewith which could reasonably be expected to have a Material Adverse Effect. There are no Hazardous Materials located on or under any of the

Property of the Guarantor or any of its Subsidiaries (other than petroleum products which are located thereon in the ordinary course of business and in a manner which does not constitute a violation of applicable Environmental Law) which could reasonably be expected to have a Material Adverse Effect. Neither the Guarantor nor any of its Subsidiaries has caused or permitted any Hazardous Material to be disposed of on or under or released from any of its Properties which disposal or release could reasonably be expected to have a Material Adverse Effect.

         (k) Investment Company Act. None of the Guarantor nor any Principal Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         (l) Public Utility Holding Company Act. Each of the Guarantor and each of its Principal Subsidiaries is not subject to, or is exempt from, regulation as a "holding company", a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", in each case as such terms are defined in PUHCA.

         (m) Full Disclosure. All information heretofore furnished by the Guarantor and the Lessee to the Administrative Agent or any Participant for purposes of or in connection with this Participation Agreement or any of the other Operative Documents or any transaction contemplated hereby or thereby, taken as a whole is, and all such information hereafter furnished by the Guarantor and the Lessee to the Administrative Agent or any Participant, taken as a whole, will be, true and accurate in all material respects on the date as of which such information is stated or certified.

         (n) Use of Equipment. The Equipment and the contemplated use thereof by the Lessee and its agents, assignees, employees, lessees, licensees and tenants will comply in all material respects with all Applicable Law (including, without limitation, Environmental Laws) and all Insurance Requirements, except for such Applicable Law as the Lessee shall be contesting in good faith by appropriate proceedings that do not involve (i) any material risk of (a) foreclosure, sale, forfeiture or loss of, or imposition of any material Lien on, the Equipment or any part thereof, (b) the impairment of the ownership, use, operation or maintenance of the Equipment or any part thereof or (c) any civil liability being incurred by any Participant or the Administrative Agent or (ii) any risk of criminal liability being incurred by any Participant or the Administrative Agent.

         (o) No Proceedings with Respect to Equipment. There is no action, suit or proceeding (including any proceeding with respect to a condemnation or under any Environmental Law) pending or, to the best of its knowledge, threatened with respect to the Guarantor, the Lessee or any Unit which adversely affects the use, operation, title to or value of such Unit.

         (p) Licenses, Approvals, Necessary Permits, etc. All licenses, approvals, authorizations, consents, permits including proof and dedication, applicable to the Lessee required for: (x) the acquisition of the Equipment and
(y) the operation of the Equipment, have, in each case, either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate

Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any such construction, use or operation for which such license, approval, authorization, consent or permit is required.

         (q) Perfection of Liens; Transfer of Title. The Security Agreement creates a valid and enforceable Lien on the Collateral Estate in favor of the Collateral Agent, for the ratable benefit of the Lenders, and, upon the filing of the Security Interest Filings in the offices set forth on Exhibit C hereto and each other office specified in an Advance Request, and the filing of applications for new certificates of title as set forth herein, the Collateral Agent will have a first priority perfected Lien on the Collateral Estate. No filing, recording, registration or notice to any Governmental Authority will be necessary to establish, perfect and give record notice of the Lien on the Collateral Estate in favor of the Collateral Agent, as applicable, in each case, except for the filing of the Security Interest Filings described in the preceding sentence. There are no fees payable to any Governmental Authority with respect to the filing and recordation described in this clause (q), except for those fees which the Lessee has described hereinabove. Each Bill of Sale transfers to Lessor valid title to the Equipment described on the schedule attached thereto free and clear of any all encumbrances, liens, charges or defects. With respect to all Units of Equipment with respect to which certificates of title have been issued, such certificates of title shall be amended in accordance with Applicable Law to show Lessee as the owner of such Equipment and to show Collateral Agent as lienholder thereof specifically as follows:

                  "Fleet Capital Corporation, as Collateral
                  Agent for the Lenders, as assignee of
                  Wabash Statutory Trust-2000
                  One Financial Plaza
                  2nd Floor RI DE 03702C
                  Providence, RI 02903
                  Attn:  Steve Aalvik, Senior Vice President"

No filing or recordation must be made, no notice must be given, and no other action must be taken with respect to any state or local jurisdiction or any person in order to preserve to Lessor the rights transferred by the Bill of Sale.

         (r) Patents, Trademarks. There are no patents, patent rights, trademarks, service marks, trade names, copyrights, licenses or other intellectual property rights with respect to the Equipment that are necessary for the operation of the Equipment, except to the extent that the Lessee has, or can obtain in the ordinary course of business as and when needed, rights in respect thereof without payment of royalties or other licensing payments (other than those made in the ordinary course of business) which rights may be freely leased, licensed or otherwise provided to, or obtained by, the Lessor or any successor owner, lessee, user or operator of the Equipment or any part thereof.

         (s) Subjection to Government Regulation. None of the Administrative Agent or any Participant will become subject to ongoing regulation of its operations by any other Governmental Authority solely by reason of entering into the Operative Documents or the consummation or performance of the transactions contemplated thereby, except for regulation the applicability of which depends upon the existence of facts in addition to the ownership of, or the holding of any interest in, the Equipment.

         (t) Insolvency. None of the Guarantor or the Lessee is entering into the Operative Documents with the actual intent to hinder, delay or defraud its current or future creditors, nor does the Guarantor or the Lessee intend to or believe that it will incur, as a result of entering into this Participation Agreement and the transactions contemplated hereby, debts beyond its ability to repay. Neither the Guarantor nor the Lessee is as of the date of this Participation Agreement "insolvent" as that term is defined in 11 U.S.C. Section 101(34), nor will the consummation of the transactions contemplated by this Participation Agreement render any Obligor insolvent (giving effect to the fair valuation of its assets) or result in any Obligor having unreasonably small capital for the conduct of its business.

         (u) No Transfer Taxes. No sales, use, excise, transfer or other tax, fee or imposition shall result from the sale, transfer, lease, sublease or purchase of any portion of the Equipment and other Equipment, except such taxes, fees or impositions that will have been paid in full on or prior to the each Closing Date related thereto or which are covered under the indemnity provided by the Lessee herein.

         (v) No Casualty. No fire or other casualty with respect to the Equipment or any Unit has occurred which fire or other casualty has materially and adversely affected the use, value, operation or useful life of the Equipment or any Unit and no Event of Loss has occurred with respect to any Unit.

         (w) Insurance. The Lessee or the Guarantor has obtained or arranged on behalf of the Lessor, insurance coverage covering the Equipment which meets the requirements of the Lease, and such coverage is in full force and effect. The Guarantor carries insurance with reputable insurers or maintains a program of self-insurance in respect of its material assets, in such manner, in such amounts and against such risks as is customarily maintained by other Persons of similar size engaged in similar business.

         (x) Liens. The Equipment is free and clear of all Liens other than Permitted Equipment Liens.

         (y) Consent to Transactions. Each of the Lessee and the Guarantor consent to (i) assignments by Lessor to the Collateral Agent of the Lease and the Guaranty contained in the Security Agreement and (ii) the other transactions contemplated hereby and by the Operative Documents.

         (z) Location of Principal Place of Business and Chief Executive Office. The principal place of business and chief executive office of Lessee is at the following address:

                  Apex Trailer Leasing & Rentals, L.P.
                  12913 Flushing Meadows Drive
                  St. Louis, MO 63131

Lessee keeps or will keep its company records concerning the Equipment and the Operative Documents at such chief executive office or, after thirty (30) days prior written notice to Administrative Agent, as such other office specified in such notice.

         SECTION 9.2. Representations and Warranties of Lessor. Lessor represents and warrants to each of the other parties hereto as of the Initial Closing Date as follows:

         (a) Due Organization, etc. Lessor is a duly organized and validly existing "Statutory Trust" as such term is defined in Section 34-501(2) of the Statutory Trust Act (as such term is defined in the Trust Agreement) under the laws of the State of Connecticut, is in good standing under the laws of the State of Connecticut and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Participation Agreement, each Operative Document to which it is a party and each other agreement, instrument and document executed and delivered prior to the Closing Date in connection with, or as contemplated by, each such Operative Document.

         (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Document to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by Lessor, nor the consummation of the transactions contemplated thereby by Lessor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval (which approval has not been obtained) of any party or approval or consent of any trustee or holders of any indebtedness or obligations of Lessor, (ii) contravenes or will contravene any Applicable Law applicable to or binding on it as of the date hereof, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lessor Lien upon any of the Equipment, the Trust Agreement, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it or its properties may be bound or (iv) does or will require any action by any Authority.

         (c) Enforceability, etc. Each Operative Document to which it is a party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof (except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity).

         (d) Litigation. No litigation, investigation or proceedings of or before any arbitrator or Governmental Authority is pending or, to its knowledge, threatened by or against Lessor (a) with respect to any of the Operative Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect with respect to the Lessor.

         (e) Assignment. Lessor has not assigned or transferred any of its right, title or interest in or under the Lease, any Operative Document or any of the Equipment, except in accordance with the Operative Documents.

         (f) No Default. No Security Agreement Default or Security Agreement Event of Default attributable to it has occurred and is continuing.

         (g) Principal Place of Business. Lessor's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Document are kept are located at c/o State Street Bank and Trust Company of Connecticut, 225 Asylum Street, Goodwin Square, Hartford, Connecticut 06103, Attention: Corporate Trust Department.

         (h) Lessor Liens. The Equipment is free and clear of all Lessor Liens attributable to Lessor.

         (i) Activities. Since the date of its formation, the Lessor has not engaged in any activity other than that contemplated by the Trust Agreement or any other Operative Document or entered into any commitment or incurred any Debt, other than pursuant to the Operative Documents to which it is a party.

         (j) Assets and Subsidiaries. The Lessor has no assets other than the Trust Estate and has no subsidiaries.

         (k) Investment Company Act; Public Utility Holding Company Act. Lessor is not (i) an "investment company" or a company "controlled" by an "investment company, " within the meaning of the Investment Company Act of 1940, as amended,
(ii) a "holding company," a "public utility company" or a "subsidiary company" of a "holding company" within the meaning of PUHCA, or (iii) subject to any other Applicable Law which purports to restrict or regulate its ability to borrow money.

         SECTION 9.3. Representations and Warranties of the Trustee and the Trust Company. The Trust Company (only with respect to representations and warranties relating to the Trust Company) and the Trustee hereby severally represent and warrant that, as of the Initial Closing Date:

         (a) Due Incorporation; etc. The Trust Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, has the corporate power and authority, as the Trustee and/or in its individual capacity to the extent expressly provided herein or in the Trust Agreement, to enter into and perform its obligations under the Trust Agreement, this Participation Agreement and each of the other Operative Documents to which it is or will be a party.

         (b) Due Authorization, Enforceability, etc.

                  (1) (i) The Trust Agreement has been duly authorized, executed and delivered by the Trust Company, and (ii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participants party thereto, the Trust Agreement constitutes the legal, valid and binding obligation of the Trust Company, enforceable against it in its individual capacity or as Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                  (2) (i) This Participation Agreement has been duly authorized, executed and delivered by the Trustee and the Trust Company, and (ii) assuming the due authorization, execution and delivery of this Participation Agreement by each party hereto other than the Trustee and the Trust Company, this Participation Agreement constitutes a legal, valid and binding obligation of the Trustee and the Trust Company, enforceable against the Trust Company or the Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

                  (3) (i) Each of the Operative Documents to which the Trust Company or the Trustee is or will be a party has been or when executed and delivered will be duly authorized, executed and delivered by the Trust Company or the Trustee, and (ii) assuming the due authorization, execution and delivery of each of the Operative Documents by each party thereto other than the Trust Company or the Trustee, each of the Operative Documents to which the Trust Company or the Trustee is or will be a party constitutes or when executed and delivered will constitute a legal, valid and binding obligation of the Trust Company or the Trustee, as the case may be, enforceable against the Trust Company or the Trustee in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity.

         (c) Non-Contravention. The execution and delivery by the Trust Company, in its individual capacity or as Trustee, as the case may be, of the Trust Agreement, this Participation Agreement and the other Operative Documents to which it is or will be a party, the consummation by the Trust Company, in its individual capacity or as Trustee, as the case may be, of the transactions contemplated hereby and thereby, and the compliance by the Trust Company, in its individual capacity or as Trustee, as the case may be, with the terms and provisions hereof and thereof, do not and will not (i) contravene any Applicable Law of the State of Connecticut or the United States governing the banking or trust powers of the Trust Company, the Trust Agreement or the organizational documents of the Trust Company, or (ii) contravene the provisions of, or constitute a default by the Trust Company under, or result in the creation of any Lessor's Lien attributable to it in its individual capacity and unrelated to the transactions contemplated by the Operative Documents upon the Trust Estate under any indenture, mortgage or other material contract, agreement or instrument to which the Trust Company is a party or by which the Trust Company or its property is bound.

         (d) Governmental Actions. Assuming the representations and warranties of Lessee contained in Sections 9.1 are true, no authorization or approval or other action by, and no notice to or filing or registration with, any Governmental Authority of the State of Connecticut or the United States governing the banking or trust powers of the Trust Company is required for the due execution, delivery or performance by the Trust Company or the Trustee, as the case may be, of the Trust Agreement, this Participation Agreement or the other Operative Documents to which the Trust Company or the Trustee is or will be a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given.

         (e) Litigation. There is no pending or, to the actual knowledge of the Trust Company, threatened, action, suit, investigation or proceeding against the Trust Company either in its individual capacity or as the Trustee, as the case may be, before any Governmental Authority of the State of Connecticut or the United States governing its banking and trust powers which, if determined adversely to it, would materially adversely affect the ability of the Trust Company, in its individual capacity or as Trustee, as the case may be, to perform its obligations under the Trust Agreement, this Participation Agreement or the other Operative Documents to which it is or will be a party or would materially adversely affect the Equipment or any interest therein or which would question the validity or enforceability of any Operative Document to which the Trust Company, in its individual capacity or as the Trustee, is or will be a party.

         (f) Liens. The Trust Estate is free of any Lessor Liens attributable to the Trust Company or the Trustee.

                                   ARTICLE X
                           PAYMENT OF CERTAIN EXPENSES

         SECTION 10.1. Payment of Costs and Expenses.

         (a) The Lessee shall pay, or cause to be paid, from time to time all Transaction Expenses in respect of each Closing Date from the proceeds of Advances or otherwise.

         (b) The Lessee shall pay or cause to be paid when due (i) the fees described in Section 4.5 and in the Syndication Agreement, (ii) all reasonable out-of-pocket expenses of the Trustee, the Administrative Agent and the Participants (including reasonable attorneys' fees and legal expenses of one special counsel representing the Administrative Agent, the Lessor, and the Lenders, under this Participation Agreement and the other Operative Documents),
(iii) all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Administrative Agent, the Trustee, or any Participant in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, or giving of waivers of consents hereto or thereto,
(iv) all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Administrative Agent, the Trustee or any Participant in connection with any purchase or sale of any part of the Equipment by the Lessee or the Lessor, respectively, or any other Person pursuant to the Lease,
(v) all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Administrative Agent, the Trustee or any Participant in connection with any substitution, exchange, purchase or sale of any Equipment by the Lessee or the Lessor, respectively, or any other Person pursuant to the Lease, and (vi) all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by any of the other parties hereto in respect of (x) the enforcement of any of their rights or remedies against the Lessee, or the Guarantor under any of the Operative Documents or (y) the negotiation of any restructuring or "work-out" with the Lessee, or the Guarantor, whether or not consummated, of any obligations of the Lessee, or the Guarantor under the Operative Documents.

         SECTION 10.2. Brokers' Fees and Stamp Taxes. The Lessee shall pay during the Term of the Lease any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

         SECTION 10.3. Related Obligations. The Lessee shall pay, without duplication of any other obligation of the Lessee to pay any such amount under the Operative Documents, before the due date thereof, all costs, expenses and other amounts (other than principal and interest on the Loans which are payable to the extent otherwise required by the Operative Documents) required to be paid by the Lessor under the Operative Documents in respect of or attributable to the Loans or Equity Investment made in respect thereof.

                                   ARTICLE XI
                      TRANSFERS OF PARTICIPANTS' INTERESTS

         SECTION 11.1. Assignments by Participants.

         (a) Assignment by the Lenders. Any Tranche A Lender or Tranche B Lender may, without the consent of any Obligor, sell, assign or transfer all or part of its rights and obligations under, this Participation Agreement and the other Operative Documents to (x) any other Tranche A Lender or Tranche B Lender, as applicable, or (y) any Affiliate of any Tranche A Lender or Tranche B Lender, as applicable, that is a Qualified Financial Institution, or (z) any other Qualified Financial Institution. The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Note Register, an assignment in substantially the form of Exhibit E (an "Assignment of Notes"), together with a processing and recordation fee of $3,000.

         Upon its receipt of an Assignment of Notes executed by an assigning Lender and by an assignee who is a Qualified Financial Institution, together with the applicable processing and recordation fee, the Administrative Agent shall (i) accept such Assignment of Notes, (ii) record the information contained therein in the Note Register, (iii) give prompt notice thereof to the Lessee and the Lessor, and (iv) within five (5) Business Days after its receipt of such notice, the Lessor, at its own expense, shall execute and deliver to the assignee in exchange for the surrendered Tranche A Notes and Tranche B Notes a new Tranche A Note and Tranche B Note, respectively, to the order of such assignee in an aggregate principal amount equal to the aggregate principal amount of such surrendered Tranche A Notes and Tranche B Notes, which shall be dated the effective date of such Assignment of Notes.

         The Administrative Agent shall maintain at its address a copy of each Assignment of Notes delivered to and accepted by it in the Note Register. The entries in the Note Register shall be conclusive and binding for all purposes, absent manifest error, and the Lessee, the Lessor, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Note Register as a Tranche A Lender and/or a Tranche B Lender hereunder for all purposes of this Participation Agreement. The Note Register shall be available for inspection by the Lessee, the Lessor, the Lenders, the Administrative Agent, or the Collateral Agent at any reasonable time and from time to time upon reasonable prior notice.

         (b) Assignments by the Owner Participants. Each Owner Participant may sell, assign or transfer all or part of its rights and obligations pursuant to the Trust Certificates, this Participation Agreement and the other Operative Documents to which it is a party to a Qualified Financial Institution or an Affiliate of a Qualified Financial Institution (but only if such Affiliate satisfies the requirements of clauses (a), (d) and (e) of the definition of "Qualified Financial Institution").

         (c) Effectiveness of Assignments. Upon delivery to the Lessee, the Lessor and the Administrative Agent of an assignment and assumption agreement pursuant to which the obligations and rights being assigned are accepted and assumed subject to the terms hereof, which agreement shall be in form and substance reasonably satisfactory to the Lessee and the Administrative Agent (an "Assignment Agreement"), and the receipt of any applicable consents required hereunder in connection therewith, from and after the effective date specified in each Assignment Agreement, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment Agreement, have the rights and obligations of a Participant under this Participation Agreement and the other Operative Documents, and the assigning Participant shall, to the extent of the interest assigned by such Assignment Agreement release and be released from its rights and obligations under this Participation Agreement and the other Operative Documents.

         (d) Disclosure of Information. Any Lender or Owner Participant may, in connection with any assignment or participation or proposed assignment of participation pursuant to this Section 11.1, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Lessee, or the Guarantor furnished to such Person (as the case may be) by or on behalf of the Lessee, or the Guarantor; provided, that prior to any such disclosure of any confidential information relating to the Lessee, or the Guarantor, the assignee or participant or proposed assignee or participant shall agree in writing with the Lessee, Guarantor and the Administrative Agent to preserve the confidentiality of any confidential information relating to the Lessee, or the Guarantor, or the transactions contemplated by this Participation Agreement (including, without limitation, the general structure of this transaction) received by it from such assignee or participant (as the case may
be). Notwithstanding the foregoing, any Lender or Owner Participant may disclose any confidential information relating to the Lessee, or the Guarantor as may be required by an order of any court or administrative agency or by any statute, rule, regulation or order of any governmental authority or pursuant to the request of any regulatory or other governmental authority (but in such case such Lender or Owner Participant shall make commercially reasonable efforts to give the Lessee at least one (1) Business Day's notice before making such disclosure), or to any auditors, advisors or counsel of such Lender or Owner Participants or the Lessor and otherwise as may be agreed to by Lessee.

         SECTION 11.2. Participants. The Participants may, at any time, sell to one or more financial institutions (each, a "Sub-Participant") participating interests in all or a portion of its rights and obligations under this Participation Agreement, its Notes or its Equity Investments; provided, however, that (a) no participation contemplated in this Section 11.2 shall relieve the applicable Participant from any of its obligations hereunder or under the other Operative Documents; (b) the Participant shall remain solely responsible for the performance of its obligations hereunder and under the other Operative Documents; (c) the Obligors and the other parties hereto shall continue to deal solely and directly with the Participant in connection with their respective obligations hereunder and under the other Operative Documents;
(d) no Sub-Participant (unless such Sub-Participant is also a Participant) shall be entitled to require the Participant to take or refrain from taking any action hereunder or under the other Operative Documents, except that such Participant may agree with any Sub-Participant that such Participant will not, without the Sub-Participant's consent, take any actions of the type described in Section 13.5(b)(vi) or agree to any amendment, waiver or modification that would (x) reduce the principal amount of any Loan or Equity Investments, or the Interest Rate or Equity Return Rate applicable to or fees payable in respect of, such Loan or Equity Investments participated in by such Sub-Participant or (y) extend the Maturity Date; and (e) the Lessee shall not be required to pay any amount under this Participation Agreement that is greater than the amount which it would have been required to pay had no participating interest been sold.

         SECTION 11.3. Pledge Under Regulation A. Anything in this Article XI to the contrary notwithstanding, each Participant may without the consent of the Lessee assign and pledge all or any portion of its Notes or Equity Investment, as applicable, held by it to any Federal Reserve Bank or to the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by the Federal Reserve System and/or the Federal Reserve Bank or otherwise.

                                  ARTICLE XII
                            THE ADMINISTRATIVE AGENT

         SECTION 12.1. Appointment. Each Participant hereby irrevocably designates and appoints the Administrative Agent as the agent of such Participant under this Participation Agreement and the other Operative Documents, and each such Participant irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Participation Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Participation Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Participation Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and in the other Operative Documents, or any fiduciary relationship with any Participant or any other party to the Operative Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Participation Agreement or any other Operative Document or otherwise exist against the Administrative Agent.

         SECTION 12.2. Delegation of Duties. The Administrative Agent may execute any of its duties under this Participation Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of its agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 12.3. Exculpatory Provisions. Neither the Administrative Agent (in its capacity as such) nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Participation Agreement or any other Operative Document, except for its or such Person's own willful misconduct or gross negligence (or negligence in the handling of funds) or (b) responsible in any manner to any of the Participants or any other party to the Operative Documents for any recitals, statements, representations or warranties made by any Obligor or the Lessor or any officer of any Obligor or the Lessor contained in this Participation Agreement or any other Operative

Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Participation Agreement or any other Operative Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Participation Agreement or any other Operative Document or for any failure of any Obligor or the Lessor to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Participant or any other party to the Operative Documents to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Participation Agreement or any other Operative Document, or to inspect the properties, books or records of any Obligor or the Lessor.

         SECTION 12.4. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile message, statement, order or other document or other written communication believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Obligors), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been delivered to the Administrative Agent in accordance with Section 11.1(c). The Administrative Agent shall be fully justified in failing or refusing to take any action under this Participation Agreement or any other Operative Document unless it shall first receive the advice or concurrence of the Required Participants, or it shall first be indemnified to its satisfaction by the applicable Participants against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Participation Agreement and the other Operative Documents in accordance with a request of the Required Participants, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Participants and all future holders of the applicable Notes or Certificates.

         SECTION 12.5. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Unmatured CAA Default, Unmatured Lease Default, CAA Event of Default or Lease Event of Default unless the Administrative Agent has received notice from a Participant or the Lessor referring to this Participation Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Participants, the Lessor and the Lessee. Subject to the Excepted Rights, the Administrative Agent shall take such action with respect to such Default or Event of Default as shall be directed by the Required Participants; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Participants.

         SECTION 12.6. Non-Reliance on Administrative Agent and Other Participants. Each Participant expressly acknowledges that neither the Administrative Agent nor the Lease Arranger, nor any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates, has made any representations or warranties to it and that no act by the Administrative Agent or the Lease Arranger hereinafter taken, including any review of the affairs of any Obligor or the Lessor, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Lease Arranger to any Participant. Each Participant represents to the Administrative Agent and the Lease Arranger that it has, independently and without reliance upon the Administrative Agent, the Lease Arranger or any other Participant, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Obligors and the Lessor and made its own decision to enter into this Participation Agreement. Each Participant also represents that it will, independently and without reliance upon the Administrative Agent, the Lease Arranger or any other Participant, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Participation Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Obligors and the Lessor. Except for notices, reports and other documents expressly required to be furnished to the Participants by the Administrative Agent hereunder, neither the Administrative Agent nor the Lease Arranger shall have any duty or responsibility to provide any Participant with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Obligors or the Lessor which may come into the possession of the Administrative Agent, the Lease Arranger or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 12.7. Indemnification. Other than with respect to indemnification provided to the Administrative Agent in accordance with Section 12.4, the Administrative Agent agrees that any claim for indemnification by any Participant which may arise hereunder or under any other Operative Document shall be limited to such amounts that such Participant receives from the Obligors with respect to such claim.

         SECTION 12.8. Administrative Agent in Its Individual Capacity. Each Participant acknowledges that Fleet Capital Corporation is acting as Administrative Agent hereunder. Fleet Capital Corporation and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Obligors, the Lessor and their respective Affiliates as though it was not the Administrative Agent hereunder and under the other Operative Documents and without notice to or consent of the Participants. Each Participant acknowledges that, pursuant to such activities, Fleet Capital Corporation or its Affiliates may receive information regarding the Obligors, the Lessor or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of the Obligors, the Lessor or such Affiliates) and acknowledges that such Persons shall be under no obligation to provide such information to them.

         SECTION 12.9. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Participants and the Lessee and may be removed at any time with or without cause by the Required Participants. Upon any such resignation or removal, the Required Participants shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Participants, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Participants' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Participants, appoint a successor Administrative Agent, which shall be a Qualified Financial Institution or be otherwise acceptable to the Lessee and the Required Participants. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Participation Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. So long as no Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing, then no successor Administrative Agent shall be appointed under this Section 12.9 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld or delayed.


                                  ARTICLE XIII
                                  MISCELLANEOUS

         SECTION 13.1. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Participation Agreement, the transfer of any or all of the Equipment to the Lessor, any disposition of any interest of the Lessor or any Participant in the Equipment and the payment of the Notes and Equity Investment and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative

Documents. Except as otherwise expressly set forth herein or in the other Operative Documents, the indemnities of the parties provided for in the Operative Documents shall survive the expiration or termination of any thereof for a period not to exceed one year after the later of (x) the Expiration Date and (y) the payment in full in cash of the entire Equipment Cost.

         SECTION 13.2. No Broker, etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Participation Agreement or the transactions contemplated herein or in the other Operative Documents, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

         SECTION 13.3. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service and any such notice shall become effective five (5) Business Days after being deposited in the mails, certified or registered return receipt requested with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated on Schedule II. From time to time any party may designate a new address for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section.

         SECTION 13.4. Counterparts. This Participation Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 13.5. Amendments.

         (a) The provisions of this Participation Agreement may from time to time be amended, modified or waived, provided, however, that such amendment, modification or waiver is in writing and consented to by the Lenders, the Owner Participants, the Lessor, and the Lessee.

         (b) Neither any Operative Document nor any of the terms thereof may be terminated (except upon payment in full of the Equipment Cost and accrued Basic Rent and all other amounts due and owing by the Obligors under the Operative Documents, or effective exercise and consummation of the Lessee's return of the Equipment in accordance with Article XVII of the Lease and payment in full of all amounts due in accordance therewith), amended, supplemented, waived or modified without the written agreement or consent of the Required Participants (regardless of whether the Lenders and the Owner Participants are parties thereto); provided, however, that:

                  (i) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each Participant (a) modify any of the provisions of this Section 13.5, change the definition of "Required Participants" or modify or waive any requirement under any Operative Document that any particular action be taken by all Participants or (b) extend the Maturity Date or Expiration Date;

                  (ii) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of the Lenders modify or waive any requirement under any Operative Document that any particular action be taken by the Lenders, no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of the Owner Participants modify or waive any requirement under any Operative Document that any particular action be taken by or consented to by the Owner Participants and no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of the Lessor modify or waive any requirement under any Operative Document that any particular action be taken by or consented to by the Lessor;

                  (iii) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each Participant amend, modify, waive or supplement any of the provisions of
         Article V of this Participation Agreement and Article III of the Security Agreement;

                  (iv) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each affected Participant reduce, modify, amend or waive any Commitment Fees, other fees or indemnities in favor of any Participant, including without limitation amounts payable pursuant to Articles VII and VIII (except that any Person may consent to any reduction, modification, amendment or waiver of any Commitment Fee or other fee or indemnity payable to it);

                  (v) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each affected Participant (a) modify, postpone, reduce or forgive, in whole or in part, any payment of Rent (other than pursuant to the terms of any Operative Document), any Loan or Equity Investment, the Equipment Cost, Maximum Lessee Risk Amount, Termination Value, amounts due pursuant to Article VII of the Lease, interest or Equity Return or, subject to clause (iv) above, any other amount payable under the Lease, or this Participation Agreement or (b) modify the definition or method of calculation of Rent (other than pursuant to the terms of any Operative Document), Loans or Equity Investment, Equipment Cost, Maximum Lessee Risk Amount, Commitment Fees or any other definition which would affect the amounts to be advanced or which are payable under the Operative Documents;

                  (vi) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each Participant (a) release the Lessee from its Obligations under the Operative Documents or permit any assignment of the Lease by the Lessee releasing the Lessee from its Obligations under the Operative Documents or changing the absolute and unconditional character of such obligations, in each case, except as expressly permitted by the Operative Documents, (b) release the Guarantor from its obligations under the Guaranty or (d) except as expressly permitted or required under the Operative Documents, release the Equipment from the Lien of the Security Agreement or release or terminate any Security Interest Filings covering the Equipment;

                  (vii) no such termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor and Owner Participant, be made to the definitions of "Excluded Amounts" or "Excepted Rights";

                  (viii) no such termination, amendment, supplement, waiver or modification that would increase the obligations of the Lessee thereunder or deprive the Lessee of any of its rights thereunder or alter the rights of the Lessee to its detriment shall be effective against the Lessee without the written agreement or consent of the Lessee;

                  (ix) no such termination, amendment, supplement, waiver or modification shall be made to any provision of Article XII without the written agreement or consent of the Administrative Agent;

notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, no such termination, amendment, supplement, waiver or modification shall be made to the Lease, the Guaranty or this Agreement which would have a material adverse effect on the interests of the Lessor or of any Owner Participant in and to the Collateral Estate without the prior written agreement or consent of the Lessor and Owner Participants;

         SECTION 13.6. Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         SECTION 13.7. Parties in Interest. Except as expressly provided herein, none of the provisions of this Participation Agreement is intended for the benefit of any Person except the parties hereto. The Lessee shall not assign or transfer any of its rights or obligations under the Operative Documents except in accordance with the terms and conditions thereof.

         SECTION 13.8. GOVERNING LAW. THIS PARTICIPATION AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 13.9. Severability. Any provision of this Participation Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 13.10. Liability Limited.

         (a) The parties hereto agree that except as specifically set forth herein or in any other Operative Document, the Trustee shall have no personal liability whatsoever to any other Participant, the Lessee, the Guarantor or their respective successors and assigns for any claim or obligation based on or in respect hereof or any of the other Operative Documents (including, without limitation, the repayment of the Loans) or arising in any way from the transactions contemplated hereby or thereby and recourse, if any, shall be solely had against the Trust Estate (it being acknowledged and agreed by each party hereto that all such personal liability of the Trustee is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Trustee); provided, however, that the Trustee shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence, (b) breach of any of its representations, warranties or covenants under the Operative Documents, or (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Trustee as contemplated by the Operative Documents. It is understood and agreed that the Trustee shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents.

         (b) No Participant shall have any obligation to the other Participant or to the Lessee, or the Guarantor with respect to transactions contemplated by the Operative Documents, except those obligations of such Participant expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Participant shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth.

         SECTION 13.11. Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and preserve the security interests and liens (and the priority thereof) intended to be created pursuant to this Participation Agreement, the other Operative Documents, and the transactions thereunder (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected); provided, however, that the Lessee shall not be required to pay expenses pursuant to this Section to the extent arising from a breach or alleged breach by the Lenders or the Owner Participants of any agreement entered into in connection with the assignment or participation of any Loan or Equity Investment. The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

         SECTION 13.12. SUBMISSION TO JURISDICTION. THE LESSEE HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF THE COMMONWEALTH OF MASSACHUSETTS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS PARTICIPATION AGREEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE LESSEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 13.13. Setoff. Each Participant, the Administrative Agent and the Collateral Agent shall, upon the occurrence of any Lease Event of Default, have the right to appropriate and, apply to the payment of the Lessee's obligations under the Lease as security for the payment of such obligations, any and all balances, credits, deposits, accounts or moneys of the Lessee then or thereafter maintained with such Participant, the Administrative Agent or the Collateral Agent. The rights of the Participants, Administrative Agent and Collateral Agent under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Person may have.

         SECTION 13.14. WAIVER OF JURY TRIAL. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PARTICIPATION AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY OF THE PARTIES HERETO. THE PARTIES HERETO HEREBY AGREE THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH LITIGATION WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL HAS NOT OR CANNOT BE WAIVED. THE PROVISIONS OF THIS SECTION 13.14 HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND SHALL BE SUBJECT TO NO EXCEPTIONS. EACH OBLIGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER OPERATIVE DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OF THE LESSOR AND THE LENDERS ENTERING INTO THIS PARTICIPATION AGREEMENT AND EACH SUCH OTHER OPERATIVE DOCUMENT.

         SECTION 13.15. Cooperation in Minimizing Certain Taxes. The Lessor, the Administrative Agent and the Owner Participants hereby agree to take such actions as Lessee may reasonably request from time to time to minimize any sales or related taxes with respect to the Equipment, including, to the extent commercially reasonable, obtaining resale certificates from applicable taxing authorities. The Lessor shall execute and deliver powers of attorney granting the Lessee the power to file state sales and related tax returns and forms relating to the Equipment. None of the Lessor, the Administrative Agent or the Owner Participants shall be obligated to incur any out-of-pocket expenses in connection with the matters described in this Section 13.15. Nothing contained in this Section 13.15 shall negate, limit or supersede the provisions of Section 8.1; provided that none of such Persons shall be required to take any action that, in such Person's sole discretion, would be adverse to it.

         SECTION 13.16. Intent. It is the intent of the parties that: (a) the Lease constitutes an operating lease from the Lessor to the Lessee for purposes of the Lessee's financial reporting, (b) the Lease and other transactions contemplated hereby will result in the Lessee being recognized as the owner of the Equipment for Federal and state income tax and bankruptcy purposes, (c) the Security Agreement grants to the Lessor a Lien on all of the Lessee's interest in the Equipment, which Lien shall, upon the recording of the Financing Statements, create a valid first priority security interest in and Lien in favor of the Lessor on all of the right, title and interest of the Lessee in the Equipment securing the payment of all Obligations, subject only to

Permitted Equipment Liens, (d) each Participant shall be treated for Federal and state income tax purposes and bankruptcy purposes as having lent directly to the Lessee amounts provided by each to fund each Advance, and (e) the obligations of the Lessee to pay Basic Rent and any part of the Equipment Cost shall be treated as payments of interest and principal, respectively, for Federal and state income tax and bankruptcy purposes. Each of the parties hereto agrees that it will not, nor will it permit any Affiliate to at any time, take any action or fail to take any action with respect to the preparation or filing of any income tax return, including an amended income tax return, to the extent that such action or such failure to take action would be inconsistent with the intention of the parties expressed in this Section 13.16.

         Specifically, without limiting the generality of the foregoing, the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Guarantor or any Participant or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Participants to the Lessee.

         SECTION 13.17. Amounts Due Under Lease. Anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessee, the Lessor, the Owner Participants and the Lenders that: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due and payable as interest on the Loans and Equity Return on the Equity Investment on each Payment Date; (ii) if the Lessee elects or becomes obligated to purchase the Equipment under the Lease, then the Loans, the Equity Investment, all accrued and unpaid interest, Equity Return and fees thereon and all other obligations of the Lessee owing to the Owner Participants and the Lenders shall be due and payable in full by the Lessee as provided in the or the Lease; and (iii) if the Lessee properly elects to return all of the Equipment under Article XVII of the Lease, the Lessee shall only be required to pay to the Lessor the proceeds of the sale of the Equipment, the Maximum Lessee Risk Amount and any amounts due pursuant to Articles VII and VIII hereof and Article XVII of the Lease.



                  [Remainder of page intentionally left blank;
                            signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       APEX TRAILER LEASING & RENTALS, L.P.,
                                                as Lessee

                                       By:      Wabash National Corporation,
                                                General Partner




                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:
                                       WABASH NATIONAL CORPORATION,
                                                as Guarantor




                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       WABASH STATUTORY TRUST - 2000

                                       By:    STATE STREET BANK AND TRUST
                                              COMPANY OF CONNECTICUT,
                                              NATIONAL ASSOCIATION, not in its
                                              individual capacity but solely
                                              in its capacity as trustee



                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       STATE STREET BANK AND TRUST COMPANY OF
                                       CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, except as provided herein, but solely as Trustee


                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       FLEET CAPITAL CORPORATION,
                                                as Tranche A Lender




                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       FLEET CAPITAL CORPORATION,
                                                as Tranche B Lender




                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:
                                       FLEET CAPITAL CORPORATION,
                                                as Owner Participant




                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:
                                       FLEET CAPITAL CORPORATION,
                                                as Administrative Agent




                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                       FLEET CAPITAL CORPORATION,
                                                as Collateral Agent




                                       By:
                                           -------------------------------------
                                             Name:
                                             Title:

                                                                      SCHEDULE I
                                                      TO PARTICIPATION AGREEMENT


            NOTICE INFORMATION, WIRE INSTRUCTIONS AND FUNDING OFFICES


LESSEE:

Apex Trailer Leasing & Rental, L.P.
Attn:  Mark Old
12913 Flushing Meadows Drive
St. Louis, MO  63131
with a copy to:

Gambs Mucker & Bauman
10 North Fourth Street
P.O. Box 1608
Lafayette, IN  47902
Attn:  Bob Bauman
Wire Transfer Instructions:

Bank One, Chicago, IL
ABA #071000013
Account #56-90021
For the account of Wabash National Corporation
REF:  Wabash Statutory Trust - 2000


ADMINISTRATIVE AGENT:

Fleet Capital Corporation
One Financial Plaza, 2nd Floor RI DE 03702C
Providence, RI  02903
Attn:  Steve Aalvik, Senior Vice President
Wire Transfer Instructions:

Fleet Capital Corporation
ABA #:  011500010
Account Name:  Fleet Capital Leasing
Account #:  01552 776700101
Attn:  Leslie Tordoff
REF:  Wabash Statutory Trust - 2000

LESSOR:


Wabash Statutory Trust - 2000
c/o State Street Bank and Trust Company of Connecticut,
National Association,
225 Asylum Street
Goodwin Square
Attn:  Corporate Trust Department
Wire Transfer Instructions:

State Street Bank and Trust Company
ABA#:  011-000-028
Account #:  9903-990-1
Attn:  Peter Murphy
Ref:  APEX/Wabash Statutory Trust - 2000

TRANCHE A LENDER:

Fleet Capital Corporation
One Financial Plaza, 2nd Floor RI DE 03702C
Providence, RI  02903
Attn:  Steve Aalvik, Senior Vice President
          Bank:  Fleet Capital Corporation
          ABA Number:  011500010
          Account Name:  Fleet Capital Leasing
          Account Number:  01552 776700101
          Attn:  Leslie Tordoff
          Ref: Wabash Statutory Trust - 2000

TRANCHE B LENDER:

Fleet Capital Corporation
One Financial Plaza, 2nd Floor RI DE 03702C
Providence, RI  02903
Attn:  Steve Aalvik, Senior Vice President

Wire Transfer Instructions:

          Bank:  Fleet Capital Corporation
          ABA Number:  011500010
          Account Name:  Fleet Capital Leasing
          Account Number:  01552 776700101
          Ref:   Wabash Statutory Trust - 2000


                                   Schedule I

OWNER PARTICIPANT:

Fleet Capital Corporation
One Financial Plaza, 2nd Floor RI DE 03702C
Providence, RI  02903
Attn:  Steve Aalvik Senior Vice President
Facsimile No.: (401) 278-8022

Wire Transfer Instructions

            Bank:  Fleet Capital Corporation
            ABA Number:  011500010
            Account Name:  Fleet Capital Leasing
            Account Number:  01552 776700101
            Ref: Wabash Statutory Trust - 2000

COLLATERAL AGENT:

Fleet Capital Corporation
One Financial Plaza, 2nd Floor RI DE 03702C
Providence, RI  02903
Attn:  Steve Aalvik, Senior Vice President

Wire Transfer Instructions

Bank:  Fleet Capital Corporation
ABA Number:  011500010
Account Name:  Fleet Capital Leasing
Account Number:  01552 776700101
Attn:  Leslie Tordoff
Ref: Wabash Statutory Trust - 2000


                                   Schedule I

                                                                     SCHEDULE II
                                                      TO PARTICIPATION AGREEMENT


                                   COMMITMENTS


PARTICIPANT                 TRANCHE A LOAN COMMITMENT    TRANCHE B LOAN COMMITMENT    OWNER PARTICIPANT'S COMMITMENT
Fleet Capital Corporation          25,940,019                   3,883,236                       1,242,636


           Tranche A Lenders' Percentage:                   83.5%
           Tranche B Lenders' Percentage:                   12.5%
           Equity Percentage:                                 4%

                                                                     EXHIBIT A-1


                                                         FORM OF ADVANCE REQUEST

TO:       WABASH STATUTORY TRUST - 2000,
          as Lessor

Re:       Lease Financing for Apex Trailer Leasing & Rentals, LP

         This Advance Request is delivered to you pursuant to Section 3.4(a) of the Participation Agreement dated as of December 29, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement"), among APEX TRAILER LEASING & RENTALS, LP, as Lessee, WABASH NATIONAL CORPORATION, as Guarantor, WABASH STATUTORY TRUST - 2000, as Lessor, STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, except as provided therein, but solely as Trustee, FLEET CAPITAL CORPORATION as Tranche A Lender, Tranche B Lender, Owner Participant, Collateral Agent and Administrative Agent.

         Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

         The Lessee hereby notifies you that the Lessee requests the making of an Advance in the amount of $__________ (the "Advance Amount") on ____________, 2000 (the "Proposed Closing Date").

         In connection with the requested Advance, the Lessee hereby represents, warrants and certifies to you as follows:

                  (a) The Advance Amount represents the Equipment Cost of the Equipment to be financed on the Proposed Closing Date.

                  (b) Set forth on Schedule A hereto is a detailed list describing (i) each Unit of Equipment to be financed or constituting Additional Collateral, if any, on the Proposed Closing Date and (ii) the Letter of Credit, if any, to be provided on the Proposed Closing Date.

                  (c) No item for which payment is to be made from the proposed Advance has heretofore been paid or reimbursed to the Lessee from the proceeds of any prior Advance.

                  (d) On the Proposed Closing Date (both immediately before and after giving effect to the making of such Advance and the application of the proceeds thereof), the representations and warranties of the Lessee contained in the Participation Agreement and in each of the other Operative Documents are true and correct.


                                  Exhibit A-1

                  (e) On the Proposed Closing Date, no Lease Event of Default has occurred and is continuing and no Unmatured Lease Default of which the Lessee has knowledge and that has not been previously disclosed to the Participants has occurred and is continuing. No Unmatured Lease Default or Lease Event of Default will occur as a result of, or after giving effect to, the Advance requested hereby.

                  (f) The Advance requested hereby will comply with the limitations on Advances set forth in Section 3.1(b) of the Participation Agreement.

                  (g) All of the conditions precedent set forth in Article II of the Participation Agreement applicable to the Advance requested hereby have been satisfied or waived.

                  (h) The Lessee has delivered to the Administrative Agent all Security Interest Filings relating to the Equipment necessary or desirable to perfect the interests of the Lessor, the Administrative Agent, the Collateral Agent and the Participants under the Security Agreement, and Schedule C attached hereto represents a complete list of the jurisdictions in which Security Interest Filings have been made up until the date of this notice.

                  Please wire transfer the proceeds of the Advance to the accounts specified on Schedule B attached hereto or as otherwise notified by the Lessee in written notice to the Administrative Agent.

                            [Signature page follows]


                                   Exhibit A-1

         The Lessee has caused this Advance Request to be executed and delivered by its duly Authorized Officer as of this _____ day of ___________, 2000.

                                     APEX TRAILER LEASING & RENTALS, L.P.

                                     By: __________________, its general partner





                                     By:________________________________________
                                           Name:
                                           Title:


                                   Exhibit A-1

                                                                      SCHEDULE A
                                                              TO ADVANCE REQUEST



Detailed List of Each Unit of Equipment to be financed on Proposed Closing Date:


                                   Schedule A

                                                                      SCHEDULE B
                                                              TO ADVANCE REQUEST


                              PAYMENT INSTRUCTIONS


         Bank One, Chicago, IL
         ABA #071000013
         Account #56-90021
         For the account of Wabash National Corporation
         Ref: Wabash Statutory Trust-2000


                                   Schedule B

                                                                      SCHEDULE C
                                                              TO ADVANCE REQUEST


                   JURISDICTIONS OF SECURITY INTEREST FILINGS


         Secretary of State of Missouri

         Secretary of State of Connecticut

         Secretary of State of Indiana

         Secretary of State of Missouri


                                   Schedule C

                                                                     EXHIBIT B-1


                                                                    Series [A-1]


                                 TRANCHE A NOTE


U.S. $________________                                        December ___, 2000

         FOR VALUE RECEIVED, the undersigned WABASH STATUTORY TRUST - 2000, a Connecticut statutory trust (the "Lessor"), promises to pay to the order of _______________________ ("Tranche A Lender") pursuant to that certain Participation Agreement dated as of December ___, 2000 among Lessor, WABASH NATIONAL CORPORATION, a Delaware corporation, STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee, FLEET CAPITAL CORPORATION, a Delaware corporation, in its capacity as Collateral Agent ("Collateral Agent"), Fleet, in its capacity as Tranche B Lender, Fleet, in its capacity as Owner Participant, Fleet, in its capacity as Administrative Agent ("Administrative Agent") (as amended, modified or supplemented from time to time, the "Participation Agreement") on the Maturity Date the principal sum of _________________ U.S. DOLLARS (U.S.$ ________) or, if less, the aggregate unpaid principal amount of all Tranche A Loans made by Tranche A Lenders pursuant to the Participation Agreement.

         Lessor also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the Maturity Date (whether by acceleration or otherwise) and, after the Maturity Date, until paid, at the rates per annum and on the dates specified in the Participation Agreement and to make payments of principal in arrears, on the Payment Dates and in the amount set forth on the amortization schedule attached hereto as Exhibit A.

         Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account of Administrative Agent specified in
Schedule I to the Participation Agreement (or to such other account as Administrative Agent may from time to time designate in a written notice to Lessor).

         This Tranche A Note is one of the Tranche A Notes referred to in, and evidences Tranche A Loans made under, the Participation Agreement, to which reference is made for a description of the security for this Tranche A Note and for a statement of the terms and conditions on which Lessor is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Tranche A Note and on which such indebtedness may be declared to be or automatically become immediately due and payable and is subject, without limitation, to the restrictions on recourse set forth in Section 13.10 of the Participation Agreement.

         Administrative Agent is authorized to endorse the schedule attached hereto in accordance with the provisions of the Participation Agreement.

         Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         All payments of principal amount, interest and other amounts hereunder to be made by Lessor shall be made only from the income and proceeds from the Trust Estate and only to the extent that Lessor shall have sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Article V of the Trust Agreement. Any judgment against Lessor with respect to amounts due under this Tranche A Note shall be enforceable against Lessor only to the extent of the interest of Lessor in the Trust Estate and any such judgment shall not be enforceable by execution or be a Lien on any of the assets of Lessor or the Trustee other than the interest of Lessor in the Trust Estate.

         THIS TRANCHE A NOTE HAS BEEN DELIVERED IN BOSTON, MASSACHUSETTS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.


                                   WABASH STATUTORY TRUST - 2000

                                   By:  STATE STREET BANK AND TRUST
                                         COMPANY OF CONNECTICUT,
                                         NATIONAL ASSOCIATION, not in its
                                         individual capacity but solely in its
                                         capacity as Trustee




                                   By: _______________________________________
                                         Name:
                                         Title:

                                    EXHIBIT A


                             [Amortization Schedule]

                                 TRANCHE A NOTE


         Amount of Loan Made                    Amount of Principal Repaid         Unpaid Principal Balance
        ----------------------                  --------------------------         ------------------------
                     Adjusted     Interest                      Adjusted                         Adjusted
                    Eurodollar   Period (If                    Eurodollar                       Eurodollar            Notation
Date    Base Rate      Rate      Applicable)       Base Rate      Rate             Base Rate       Rate       Total    Made By

                                                                     EXHIBIT B-2


                                                                    Series [A-1]


                                 TRANCHE B NOTE



U.S. $________________                                        December ___, 2000


         FOR VALUE RECEIVED, the undersigned WABASH STATUTORY TRUST - 2000, a Connecticut statutory trust (the "Lessor"), promises to pay to the order of _______________________ ("Tranche B Lender") pursuant to that certain Participation Agreement dated as of December ___, 2000 among Lessor, WABASH NATIONAL CORPORATION, a Delaware corporation, STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee, FLEET CAPITAL CORPORATION, a Delaware corporation, in its capacity as Collateral Agent ("Collateral Agent"), Fleet, in its capacity as Tranche A Lender, Fleet, in its capacity as Owner Participant, Fleet, in its capacity as Administrative Agent ("Administrative Agent") (as amended, modified or supplemented from time to time, the "Participation Agreement") on the Maturity Date the principal sum of _________________ U.S. DOLLARS (U.S.$ ________) or, if less, the aggregate unpaid principal amount of all Tranche B Loans made by Tranche B Lenders pursuant to the Participation Agreement.

         Lessor also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the Maturity Date (whether by acceleration or otherwise) and, after the Maturity Date, until paid, at the rates per annum and on the dates specified in the Participation Agreement and to make payments of principal arrears, on the Payment Dates and in the amount set forth on the amortization schedule attached hereto as Exhibit A.

         Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account of Administrative Agent specified in
Schedule I to the Participation Agreement (or to such other account as Administrative Agent may from time to time designate in a written notice to Lessor).

         This Tranche B Note is one of the Tranche B Notes referred to in, and evidences Tranche B Loans made under, the Participation Agreement, to which reference is made for a description of the security for this Tranche B Note and for a statement of the terms and conditions on which Lessor is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Tranche B Note and on which such indebtedness may be declared to be or automatically become immediately due and payable and is subject, without limitation, to the restrictions on recourse set forth in Section 13.10 of the Participation Agreement.

         Administrative Agent is authorized to endorse the schedule attached hereto in accordance with the provisions of the Participation Agreement.

         Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Participation Agreement.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         All payments of principal amount, interest and other amounts hereunder to be made by Lessor shall be made only from the income and proceeds from the Trust Estate and only to the extent that Lessor shall have sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of Article V of the Trust Agreement. Any judgment against Lessor with respect to amounts due under this Tranche B Note shall be enforceable against Lessor only to the extent of the interest of Lessor in the Trust Estate and any such judgment shall not be enforceable by execution or be a Lien on any of the assets of Lessor or the Trustee other than the interest of Lessor in the Trust Estate.

         THIS TRANCHE B NOTE HAS BEEN DELIVERED IN BOSTON, MASSACHUSETTS AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.


                               WABASH STATUTORY TRUST - 2000

                               By:  STATE STREET BANK AND TRUST
                                     COMPANY OF CONNECTICUT,
                                     NATIONAL ASSOCIATION, not in its
                                     individual capacity but solely in its
                                     capacity as Trustee




                               By: ___________________________________________
                                     Name:
                                     Title:

                                    EXHIBIT A


                             [Amortization Schedule]

                                 TRANCHE B NOTE



         Amount of Loan Made                    Amount of Principal Repaid         Unpaid Principal Balance
        ----------------------                  --------------------------         ------------------------
                     Adjusted     Interest                      Adjusted                         Adjusted
                    Eurodollar   Period (If                    Eurodollar                       Eurodollar            Notation
Date    Base Rate      Rate      Applicable)       Base Rate      Rate             Base Rate       Rate       Total    Made By

                                                                       EXHIBIT C


                     SECURITY INTEREST FILING JURISDICTIONS


         Secretary of State of Missouri

         Secretary of State of Indiana

         Secretary of State of Connecticut

         Secretary of State of Delaware


                                    Exhibit C

                                                                       EXHIBIT D


                           FORM OF ASSIGNMENT OF NOTES

                               ASSIGNMENT OF NOTES



                             Dated __________, _____


         Reference is made to the Participation Agreement dated as of December 29, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement"), among APEX TRAILER LEASING & RENTALS, LP, as Lessee, WABASH NATIONAL CORPORATION, as Guarantor, WABASH STATUTORY TRUST - 2000, as Lessor, STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, not in its individual capacity, except as provided therein, but solely as Trustee, FLEET CAPITAL CORPORATION as Tranche A Lender, Tranche B Lender, Owner Participant, Collateral Agent and Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in Appendix A to the Participation Agreement.

         ________________ (the "Assignor") and _______ (the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse, a portion of the Assignor's rights and obligations under the Participation Agreement and the other Operative Documents as of the Effective Date (as defined below) which portion represents the principal amount of the Tranche A Notes and Tranche B Notes specified on Schedule 1 and the corresponding rights and obligations of the Assignor under the Participation Agreement and the other Operative Documents (the "Assigned Interest"). After giving effect to such sale and assignment, the principal amount of the Assignee's Tranche A Notes and Tranche B Notes and the amount of the Assignee's undrawn Tranche A Loan Commitment and Tranche B Loan Commitment will be as set forth in Section 2 of Schedule 1. The effective date of this sale and assignment shall be the date specified in Section 3 of Schedule 1 hereto (the "Effective Date").

                  2. On the Effective Date, the Assignee will pay to the Assignor, in immediately available funds, at such address and account as the Assignor shall advise the Assignee, $_________, and the sale and assignment contemplated hereby shall thereupon become effective. From and after the Effective Date, the Assignor agrees that the Assignee shall be entitled, to the extent provided in the Participation Agreement, to all rights, powers and privileges of the Assignor under the Participation Agreement, the Tranche A Notes and Tranche B Notes and the other Operative Documents to the extent of the Assigned Interest, including without limitation (i) the right to receive all payments in respect of the Assigned Interest for the period from and after the Effective Date, whether on account of principal, interest, fees, indemnities in respect of claims arising after the Effective Date, increased costs, additional amounts or otherwise; (ii) the right to vote and to instruct the Administrative Agent, the Lessor, or the Collateral Agent under the Operative Documents based on the Assigned Interest; and (iii)


                                   Exhibit D
the right to receive notices, requests, demands and other communications. The Assignor agrees that it will promptly remit to the Assignee any amount received by it in respect of the Assigned Interest (whether from the Lessor, the Administrative Agent, the Collateral Agent or otherwise) in the same funds in which such amount is received by the Assignor.

                  3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest and the collateral therefor are, at the time of this assignment, free and clear of any adverse claim created by or arising as a result of any claim against the Assignor and is not subject to any assignment or transfer; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Participation Agreement or the other Operative Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Participation Agreement, the other Operative Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Lessee or the Guarantor, or the performance or observance by the Lessee or the Guarantor of any of its obligations under the Participation Agreement, the other Operative Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches its Tranche A Notes and Tranche B Notes and requests that the Lessor issue new Tranche A Notes and Tranche B Notes in accordance with the terms of the Participation Agreement.

                  4. The Assignee (i) confirms that it is a Qualified Financial Institution, and it has received a copy of the Participation Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment of Notes; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Lessor, the Assignor or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Participation Agreement, the Tranche A Notes and Tranche B Notes and the other Operative Documents; (iii) appoints or authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under the Participation Agreement and the other Operative Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Participation Agreement, the Tranche A Notes and Tranche B Notes and the other Operative Documents are required to be performed by it as a holder of Tranche A Notes and Tranche B Notes; (v) specifies as its purchasing offices (and address for notices) the offices set forth beneath its name on the signature pages hereof; and (vi) attaches the forms prescribed by the Internal Revenue Service of the United States of America certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Participation Agreement (and the other Operative Documents) or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

                  5. Following the execution of this Assignment of Notes, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. Upon such acceptance and recording, as of the Effective Date, (i) the Lessor shall issue new Tranche A Notes and Tranche B Notes pursuant to Section 5.7 of the Participation Agreement, (ii) the


                                   Exhibit D

Assignee shall be a party to the Participation Agreement and, to the extent provided in this Assignment of Notes, have the rights and obligations of a holder of Notes thereunder and the other Operative Documents and (iii) the Assignor shall, to the extent provided in this Assignment of Notes, relinquish its rights and be released from its obligations under the Participation Agreement, the Tranche A Notes and Tranche B Notes and the other Operative Documents.

6. Upon such acceptance, recording and consent, from and after the Effective Date, the Administrative Agent shall make all payments under the Operative Documents in respect of the Assigned Interest (including, without limitation, all payments of principal or interest) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Operative Documents for periods prior to the Effective Date directly between themselves.

7. THIS ASSIGNMENT OF NOTES SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ____________________________ WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.


                                   Exhibit D

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Notes to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    [NAME OF ASSIGNOR],


                                    By: _____________________________________
                                          Name:
                                          Title:

                                    [LENDING OFFICE (and address for notices):

                                    Address:                            ]


                                    [NAME OF ASSIGNEE],


                                    By: _____________________________________
                                          Name:
                                          Title:
Accepted this _______ day of
_________________, ____.

FLEET CAPITAL CORPORATION, as
Administrative Agent under
the Participation Agreement




By: ____________________________________
     Name:
     Title:


                                   Exhibit D

                                   Schedule 1


                                       to


                               Assignment of Notes


                         Dated ___________________, ___



Section 1
(a)           Total Principal Amount of Assignor's Outstanding Tranche A Notes
              and Tranche B Notes prior to the Effective Date:
                                                                                          $_________________
(b)           Amount of Assigned Interest with respect to Tranche A Notes and
              Tranche B Notes:                                                            $_________________

(c)           Principal Amount of Tranche A Notes and Tranche B Notes Retained by
              the Assignor:                                                               $_________________

(d)           Assignor's undrawn Tranche A Loan Commitment after giving effect to
              this Assignment of Notes                                                    $_________________

(e)           Assignor's undrawn Tranche B Loan Commitment after giving effect to
              this Assignment of Notes                                                    $_________________

Section 2

(a)           Total Principal Amount of Assignee's Outstanding Tranche A Notes and
              Tranche B Notes after giving effect to this Assignment of Notes:
                                                                                          $_________________
(b)           Assignee's undrawn Tranche A Loan Commitment                                $_________________

(c)           Assignee's undrawn Tranche B Loan Commitment                                $_________________

Section 3


          Effective Date:                     ________, 20__

                                                                  EXECUTION COPY

THIS LEASE HAS BEEN ASSIGNED BY LESSOR TO FLEET CAPITAL CORPORATION, AS COLLATERAL AGENT PURSUANT TO THAT SECURITY AGREEMENT, DATED AS OF DECEMBER 29, 2000, FOR THE BENEFIT OF THE TRANCHE A LENDER AND THE TRANCHE B LENDER REFERRED TO THEREIN. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN COUNTERPART NO. 1.




                                 Equipment Lease


                                     Between


                         WABASH STATUTORY TRUST - 2000,
                                    as Lessor

                                       and

                      APEX TRAILER LEASING & RENTALS, L.P.,
                                    as Lessee

                          Dated as of December 29, 2000




                         This is Counterpart No. ______

                                TABLE OF CONTENTS

ARTICLE I LEASE AND DELIVERY OF EQUIPMENT; TERM                                                 1

         Section 1.1. Intent to Lease and Hire                                                  1

         Section 1.2. Lease Supplement                                                          1

         Section 1.3. Initial Term                                                              2

         Section 1.4. Renewal Terms                                                             2

         Section 1.5. Right, Title and Interest                                                 2

         Section 1.6. Delivery; Inspection And Acceptance By Lessee                             2

ARTICLE II RENT                                                                                 3

         Section 2.1. Rent                                                                      3

         Section 2.2. Payment of Rent                                                           3

         Section 2.3. Supplemental Rent                                                         3

         Section 2.4. Method of Payment                                                         3

ARTICLE III NET LEASE                                                                           4

ARTICLE IV OWNERSHIP AND MARKING OF EQUIPMENT                                                   5

         Section 4.1. Retention of Title                                                        5

         Section 4.2. Duty to Number and Mark Equipment                                         5

         Section 4.3. Prohibition Against Certain Designations                                  6

ARTICLE V DISCLAIMER OF WARRANTIES; QUIET ENJOYMENT                                             6

         Section 5.1. Disclaimer of Warranties; Warranty Assignments                            6

         Section 5.2. Quiet Enjoyment                                                           7

ARTICLE VI SUBSTITUTION AND EXCHANGE OF UNITS OF EQUIPMENT                                      7

ARTICLE VII RULES, LAWS AND REGULATIONS                                                        10

ARTICLE VIII USE AND MAINTENANCE OF EQUIPMENT                                                  10

         Section 8.1. Use and Maintenance of Equipment                                         10

         Section 8.2. Additions and Improvements                                               12

ARTICLE IX LIENS ON THE EQUIPMENT                                                              12

         Section 9.1. Liens on the Equipment                                                   12

         Section 9.2. Security Interest Filings; Certificates of Title; Lien Notations         13

ARTICLE X INSURANCE; PAYMENT FOR EVENT OF LOSS                                                 14

         Section 10.1. Insurance Requirements                                                  14

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                              Page
         Section 10.2. Casualty                                                                15

         Section 10.3. Substitution or Payment of Termination Value upon an Event of Loss      16

         Section 10.4. Rent Termination                                                        16

         Section 10.5. Disposition of Equipment                                                17

         Section 10.6. Termination Value                                                       17

         Section 10.7. Risk of Loss                                                            17

         Section 10.8. Eminent Domain                                                          17

ARTICLE XI INSPECTION; REPORT                                                                  17

ARTICLE XII RETURN OF THE EQUIPMENT UPON EXPIRATION OF TERM                                    18

         Section 12.1. Return Conditions                                                       18

         Section 12.2. Inspection of Equipment                                                 20

         Section 12.3. Specific Performance                                                    20

ARTICLE XIII LEASE DEFAULT                                                                     20

         Section 13.1. Events of Default                                                       20

         Section 13.2. Remedies                                                                22

         Section 13.3. Waivers                                                                 25

         Section 13.4. Notice of Lease Event of Default                                        26

ARTICLE XIV RETURN OF EQUIPMENT UPON DEFAULT                                                   26

         Section 14.1. Lessee's Duty to Return                                                 26

         Section 14.2. Lessor Appointed Lessee's Agent                                         27

ARTICLE XV ASSIGNMENT BY LESSOR                                                                27

ARTICLE XVI ASSIGNMENTS BY LESSEE; USE AND POSSESSION                                          27

         Section 16.1. Lessee's Rights to the Equipment & Sublease                             27

         Section 16.2. Additional Provisions Regarding Subleases                               28

ARTICLE XVII EARLY TERMINATION OPTION; END OF TERM OPTIONS                                     29

         Section 17.1. Early Termination Option for all of the Equipment                       29

         Section 17.2. End of Term Options                                                     30

         Section 17.3. Lessee Marketing Obligations                                            30

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                             Page
ARTICLE XVIII MISCELLANEOUS                                                                    33

         Section 18.1. Payments to Lessor                                                      33

         Section 18.2. Right of Lessor to Perform                                              33

         Section 18.3. Covenant of Quiet Enjoyment                                             34

         Section 18.4. Estoppel Certificates                                                   34

         Section 18.5. No Merger                                                               34

         Section 18.6. Third-party Beneficiaries                                               34

         Section 18.7. Execution in Counterparts                                               35

         Section 18.8. Currency                                                                35

         Section 18.9. Notices                                                                 35

         Section 18.10. Grant of Security Interest                                             35

         Section 18.11. Headings, etc.                                                         36

         Section 18.12. GOVERNING LAW                                                          36

         Section 18.13. Severability                                                           36

         Section 18.14. Liability Limited                                                      36

         Section 18.15. Further Assurances                                                     37

         Section 18.16. SUBMISSION TO JURISDICTION                                             37

         Section 18.17. WAIVER OF JURY TRIAL                                                   37

         Section 18.18. Nature of Transaction                                                  38



EXHIBIT A -- Form of Lease Supplement
EXHIBIT B -- Form of Sublease

                                 EQUIPMENT LEASE


         EQUIPMENT LEASE, dated as of December 29, 2000 (this "Lease"), between WABASH STATUTORY TRUST - 2000, a Connecticut statutory trust, as Lessor ("Lessor"), and APEX TRAILER LEASING & RENTALS, L.P., a Delaware limited partnership, as Lessee ("Lessee").

                                    RECITALS:


         WHEREAS, subject to the terms and conditions set forth herein and in that certain Participation Agreement, dated as of December 29, 2000, among Lessee, Lessor, Wabash National Corporation, as Guarantor, State Street Bank and Trust Company of Connecticut, National Association, as Trustee, Fleet Capital Corporation, as Owner Participant, Tranche A Lender and Tranche B Lender and Fleet Capital Corporation, as Administrative Agent and Collateral Agent (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), Lessor wishes to purchase the Units of Equipment from Lessee and to lease such Units of Equipment to Lessee and Lessee wishes to lease the Units of Equipment from Lessor on the Initial Closing Date and each subsequent Closing Date.

         WHEREAS, capitalized terms used in this Lease and not otherwise defined herein shall have the respective meanings indicated in Appendix A attached to the Participation Agreement. Where any provision in this Lease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                      LEASE AND DELIVERY OF EQUIPMENT; TERM

         Section 1.1. Intent to Lease and Hire. Upon the purchase of each Unit of Equipment by Lessor from Lessee and the other sellers thereof pursuant to and subject to the terms and conditions of the Participation Agreement, Lessor hereby agrees that it shall, commencing on the first day of the Initial Lease Term, lease and demise to Lessee such Unit to Lessee and Lessee hereby agrees that it shall lease and let such Unit from Lessor for the Term of this Lease, on and subject to the terms and conditions set forth herein and in the applicable Lease Supplement.

         Section 1.2. Lease Supplement. Lessee hereby agrees that Lessee's execution and delivery of a Lease Supplement, in the form attached hereto as Exhibit A, with respect to any Unit shall conclusively establish that, as between Lessor and Lessee, but without limiting or otherwise affecting Lessee's or Lessor's rights, if any, against any manufacturer of such Unit, such Unit is acceptable to and irrevocably accepted by Lessee under this Lease and shall be evidence that such Unit has been subjected to this Lease pursuant to the terms hereof, notwithstanding any defect with respect to design, manufacture, condition or in any other respect, and that such Unit (i) is in good order and condition and conforms to the specifications applicable thereto and to all Applicable Laws, and (ii) to Lessee's knowledge, is in compliance with all manufacturing specifications and warranties. By its execution and delivery of any Lease Supplement, Lessee represents and warrants to Lessor and each Participant that it has inspected the Equipment to which such Lease Supplement relates and that it has no knowledge of any defect in any Unit covered thereby. Lessor hereby appoints Lessee as its agent for acceptance of each of the Units of Equipment. Lessor shall not be liable to Lessee for any failure or delay in obtaining any Unit of Equipment or making delivery thereof.

         Section 1.3. Initial Term. The base term of this Lease for each Unit (the "Initial Lease Term") shall begin on the Initial Closing Date or Closing Date applicable to such Unit as specified in the Lease Supplement applicable to such Unit (respectively, the "Term Commencement Date") and shall terminate with respect to such Unit on June 30, 2002 (the "Initial Lease Term Expiration Date"), subject to earlier termination pursuant to Articles X, XIII and XVII. Subject and pursuant to the terms of Section 1.4, Lessee may elect one or more Renewal Terms at the end of the Initial Lease Term or any expiring Renewal Term with respect to all Units of Equipment then subject to this Lease. The Termination Value payable during the Initial Lease Term in respect of any Unit of Equipment suffering an Event of Loss shall be as determined on Schedule I to the applicable Lease Supplement.

         Section 1.4. Renewal Terms. So long as no Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing, Lessee may, as provided in Section 17.2 hereof, renew this Lease as to all, but not less than all of the Units for one or more consecutive one year renewal terms (each one-year term, a "Renewal Term"), provided, however, that (i) Lessee only may elect one Renewal Term at a time and (ii) notwithstanding anything to the contrary contained herein, Lessee only shall be entitled to elect a total of four (4) Renewal Terms. Such Renewal Term shall commence upon the day following the Initial Lease Term Expiration Date or upon the day following the expiration of the immediately preceding Renewal Term, as the case may be. The Termination Value payable during the Renewal Term in respect of any Unit of Equipment suffering an Event of Loss shall be in an amount as determined on Schedule I to the applicable Lease Supplements.

         Section 1.5. Right, Title and Interest. The Equipment is leased to the Lessee without any representation or warranty, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of Lessor's right, title and interest (including, without limitation, all Liens other than Lessor Liens) and all Applicable Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to Lessor's right, title and interest to the Equipment other than resulting from Lessor Liens attributable to the Lessor.

         Section 1.6. Delivery; Inspection And Acceptance By Lessee. Upon delivery of each Unit of Equipment, Lessee shall inspect and accept the Equipment and shall execute and deliver to Lessor a Lease Supplement containing a complete description of the Unit of Equipment accepted; whereupon, as between Lessor and Lessee, the same shall be deemed to have been finally accepted by Lessee pursuant to this Lease. All expenses incurred in connection with Lessor's purchase of the Equipment (including shipment, delivery and installation) shall be the responsibility of Lessee and shall be paid upon demand. If Lessee shall, for reasonable cause, refuse to accept delivery of any Unit of Equipment, Lessee will be assigned all rights and shall assume all obligations of Lessor as purchaser of the Equipment.

                                   ARTICLE II
                                      RENT

         Section 2.1. Rent.

         (a) During the Initial Lease Term and each Renewal Term with respect to each Unit of Equipment, Lessee shall, on each Payment Date, pay to Lessor Basic Rent for such Unit of Equipment, all as set forth in the Participation Agreement.

         (b) Lessee's inability or failure to take possession of all or any portion of a Unit of Equipment upon the entering into of the initial Lease Supplement for such Equipment shall not delay or otherwise affect Lessee's obligation to pay Rent for such Equipment in accordance with the terms of this Lease.

         Section 2.2. Payment of Rent. Rent shall be paid absolutely net to each Person entitled thereto, so that this Lease shall yield to such Person the full amount thereof, without setoff, deduction or reduction.

         Section 2.3. Supplemental Rent. Lessee shall pay to Lessor or any other Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if Lessee fails to pay any Supplemental Rent, Lessor and such other Persons shall have all rights, powers and remedies provided for herein or by law or equity or otherwise. Lessee shall pay to Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by Applicable Law, interest at the applicable Overdue Rate on any installment of Basic Rent with respect to any Unit of Equipment not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of Lessee to pay and discharge any Supplemental Rent as and when due, Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement to which Lessee is a party or which is authorized in writing by Lessee with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         Section 2.4. Method of Payment. Notwithstanding anything to the contrary in any of the Operative Documents, each payment of Rent, or other amounts payable by Lessee to Lessor under this Lease or any other Operative Document (other than payments of Supplemental Rent that are Excluded Amounts) shall be made by Lessee to the Administrative Agent as agent of Lessor under the Participation Agreement (or, if all Loans and all other amounts owing to the Lenders under the Operative Documents have been paid in full and all Commitments of the Lenders have been permanently terminated, to the Owner Participant) prior to 11:00 A.M., eastern standard time, to the account specified in Section 5.5 of the Participation Agreement, in immediately available funds consisting of lawful currency of the United States of America on the date when such payment shall be due. Payments received after 11:00 A.M., eastern standard time on the date due shall, for the purpose of
Section 13.1(a), hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of Section 2.3 hereof, such payments shall be deemed received on the next succeeding Business Day and subject to interest at the Overdue Rate as provided in such Section 2.3. In the event the Lessee makes a Rent payment on a day other than a Payment Date (if otherwise required), Lessee shall pay any Break Costs associated with such payment. All payments of Supplemental Rent payable directly to the Trustee, which are Excluded Amounts, shall be made to the Trustee to the account specified in
Section 18.1 hereof.

                                  ARTICLE III
                                    NET LEASE

         This Lease is a net lease and Lessee acknowledges and agrees that Lessee's obligations hereunder shall be absolute and unconditional under any and all circumstances and shall be paid without notice or demand and without any abatement, reduction, suspension, diminution, deferral, setoff, defense, counterclaim or recoupment whatsoever, including, without limitation, any abatement, reduction, suspension, diminution, deferral, setoff, defense, counterclaim or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, Owner Participant, any assignee, Administrative Agent, Collateral Agent, any vendor or manufacturer of the Equipment or any part or Unit thereof, any Lender or any other Person, either under this Lease or otherwise, for any reason whatsoever, nor, except as otherwise expressly provided herein, shall this Lease terminate, or the obligations of Lessee be otherwise affected for any reason whatsoever, including any defect in or damage to or loss of possession or loss of use or destruction of the Equipment or any part or Unit thereof, the condition, design, operation or fitness for use thereof, any Liens or rights of others with respect to the Equipment or any part or Unit thereof, any prohibition or interruption of or other restriction against Lessee's use, operation or possession of the Equipment or any part or Unit thereof, or any interference with such use, operation or possession by any Person or entity (including confiscation, requisition or other taking by any Governmental Authority, any Person acting under Governmental Authority or otherwise, or action of any public or private Person, or for any other reason whatsoever), the invalidity or unenforceability or lack of due authorization of this Lease, or any other Operative Document, any defect in the title to, compliance with plans or specifications for condition, design or fitness for use of all or any of the Equipment, any insolvency of or any bankruptcy, reorganization or other proceeding against Lessee, Lessor or any other Person, or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention and agreement of the parties hereto, and the basis of the bargain, that (to the extent permitted by Applicable Law) Rent and other amounts payable by Lessee hereunder shall continue to be payable in full in all events in the manner and at the times herein provided unless and until the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. To the extent permitted by Applicable Law, Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel or quit this Lease or surrender any Unit of Equipment except in accordance with the express terms hereof. Each Rent or other payment made by Lessee hereunder shall be final and Lessee shall not seek to recover all or any part of such payment (except for any excess payment made in error) from

Lessor, Owner Participant, Administrative Agent, Collateral Agent, or any Lender for any reason whatsoever.

         Without limiting the generality of the foregoing, Lessee covenants that it will remain obligated under this Lease in accordance with its terms, and will not take any action to terminate (except in accordance with the express provisions hereof), rescind or avoid this Lease for any reason, notwithstanding any insolvency, bankruptcy, reorganization or other proceeding affecting Lessor or Owner Participant, or any property of Lessor or Owner Participant, or any action which may be taken by any receiver, trustee or liquidation (or other similar official) or by any court.

         Nothing in this Article III or in any other provision of this Lease shall preclude any separate, independent claim (not by way of abatement or reduction of any amount at any time payable by Lessee hereunder) by Lessee for the breach of any representation, covenant, undertaking or agreement made herein and in any other Operative Document for the benefit of Lessee by Lessor, Owner Participant or any other Person.

                                   ARTICLE IV
                       OWNERSHIP AND MARKING OF EQUIPMENT

         Section 4.1. Retention of Title. Lessor, as between Lessor and Lessee, shall and hereby does retain full legal title to the Equipment notwithstanding the delivery thereof to and possession and use thereof by Lessee.

         Section 4.2. Duty to Number and Mark Equipment. Lessee will cause each Unit of Equipment to be kept marked with its reporting marks and numbered with one of its unit numbers as set forth in Annex A to each Lease Supplement, and will, from and after each Closing Date, keep and maintain plainly, distinctly, permanently and conspicuously such other markings as from time to time may be required by law in order to protect the title of Lessor to such Unit of Equipment and its rights under this Lease. Lessee will replace promptly any such unit numbers or reporting marks that may be removed, defaced, obliterated or destroyed. Lessee will not change the reporting marks or unit number of any Unit of Equipment unless and until a statement of new reporting marks and unit numbers to be substituted therefor shall have been delivered to Collateral Agent and Lessor and filed, recorded or deposited in all applicable public offices.

         Section 4.3. Prohibition Against Certain Designations. Except as above provided, Lessee will not allow the name of any Person to be placed on any Unit of Equipment as a designation that might be interpreted as a claim of ownership; provided, however, that Lessee may cause the Equipment to be lettered with the names or initials or other insignia customarily used by Lessee or its affiliates or a Sublessee on similar equipment used by Lessee or its Affiliates or a Sublessee of the same or a similar type for convenience of identification of Lessee or its affiliates or a Sublessee to use the Equipment under this Lease.

                                   ARTICLE V
                    DISCLAIMER OF WARRANTIES; QUIET ENJOYMENT

         Section 5.1. Disclaimer of Warranties; Warranty Assignments.

         (a) LESSEE ACKNOWLEDGES AND AGREES THAT (I) THE EQUIPMENT AND EACH UNIT THEREOF IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY AND ACCEPTABLE TO LESSEE, (II) LESSEE IS SATISFIED THAT THE EQUIPMENT AND EACH UNIT THEREOF IS SUITABLE FOR ITS PURPOSES, (III) NEITHER LESSOR NOR ANY PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND, (IV) THE EQUIPMENT AND EACH UNIT THEREOF IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED AND THE STATE AND CONDITION OF EVERY PART THEREOF WHEN THE SAME FIRST BECAME SUBJECT TO THIS LEASE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY LESSOR OR ANY PARTICIPANT, AND
(V) AS BETWEEN LESSOR, ANY PARTICIPANT AND LESSEE, LESSEE LEASES THE EQUIPMENT AND EACH ITEM THEREOF, ON AN "AS-IS, WHERE-IS" BASIS WITHOUT WARRANTY OR REPRESENTATION EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, WARRANTIES OR REPRESENTATIONS REGARDING THE TITLE, CONDITION, FITNESS FOR A PARTICULAR PURPOSE DESIGN, DESCRIPTION, OPERATION OR MERCHANTABILITY THEREOF, IT BEING AGREED THAT ALL SUCH RISKS, AS BETWEEN LESSOR, ANY PARTICIPANT AND LESSEE, ARE TO BE BORNE BY LESSEE. The provisions of this Section have been negotiated by Lessor and Lessee and are intended to be a complete exclusion and negation of any representations or warranties of Lessor or Owner Participant, express or implied, with respect to the Equipment or any Unit thereof that may arise pursuant to any law now or hereafter in effect, or otherwise.

         (b) Unless a Lease Event of Default shall have occurred and be continuing and (except for any Lease Event of Default arising under Section 13.1(g) hereof) Lessor shall have thereafter sent written notice to Lessee revoking the authority granted by this sentence, and so long as the Equipment shall be subject to this Lease and Lessee shall be entitled to possession of the Equipment hereunder, Lessor authorizes Lessee, at Lessee's expense, to assert for Lessor's account, all rights and powers of Lessor under any manufacturer's, vendor's or dealer's warranty on the Equipment or any part thereof; provided, however, that Lessee shall indemnify, protect, save, defend and hold harmless Lessor from and against any and all claims, and all costs, expenses, damages, losses and liabilities incurred or suffered by Lessor in connection therewith, as a result of, or incident to, any action by Lessee pursuant to the foregoing authorization, and that Lessee shall provide Lessor with prior written notice of any action Lessee proposes to take on Lessor's behalf pursuant to the foregoing authorization. Any payments made by any such vendor or manufacturer pursuant to such warranty for any Unit of Equipment shall be payable to Lessee so long as no Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing and after the occurrence and during the continuance of an Unmatured Lease Default or a Lease Event of Default shall be paid to the Collateral Agent so long as the Lien of the Security Agreement shall not have been discharged and, thereafter, shall be paid to Lessor. Such payment is to be used to repair or replace damaged components in accordance with Article X hereof, if feasible, and if not used, such amount shall be paid promptly to Lessor, provided, that, so long as the Lien of the Security Agreement shall not have been discharged, such amount shall be paid promptly to Collateral Agent.

         (c) Lessor shall have no responsibility or liability to Lessee or any other Person with respect to any of the following: (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Unit of Equipment or by any inadequacy thereof or deficiency or defect therein or by any other circumstances in connection therewith; (ii) the use, operation or performance of any Unit of Equipment or any risks relating thereto; (iii) loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Unit of Equipment. Lessee's delivery of a Lease Supplement shall be conclusive evidence as between Lessee, any Lender, Owner Participant and Lessor that all Units of Equipment described therein are in all the foregoing respects satisfactory to Lessee, and Lessee will not assert any claim of any nature whatsoever against Lessor or any Participant based on any of the foregoing matters.

         Section 5.2. Quiet Enjoyment. So long as no Lease Event of Default shall have occurred and be continuing, and subject to Lessor's rights under
Article XI hereof, Lessor agrees that, following the execution and delivery of each Lease Supplement, Lessee shall be entitled to the quiet use and enjoyment of the Equipment subject to such Lease Supplement in accordance with this Lease and such Lease Supplement. Such right of quiet enjoyment is independent of, and shall not affect Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.

                                   ARTICLE VI
                          SUBSTITUTION AND EXCHANGE OF
                               UNITS OF EQUIPMENT

         (a) Subject to the provisions of subsection (d) hereof, and so long as no Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing, Lessee may (i) subject to the conditions hereof, sell a Unit or group of Units of Equipment (such group, a "Pool") during each calendar quarter provided that on the last day of such calendar quarter Lessee shall, in accordance with this Article VI, substitute new equipment for the Units of Equipment that have been sold and (ii) substitute or exchange any Unit or Pool of Equipment for another Unit or Pool of Equipment that is substantially similar to the Unit or Pool of Equipment to be replaced in accordance with the terms of this Article VI (such new Unit or Pool of Equipment, collectively referred to as "Replacement Units"). If the Lessee shall elect or be required to substitute or exchange any Unit or Pool of Equipment pursuant to the preceding sentence, the Lessee shall, except as otherwise provided herein, on the last day of each calendar quarter, at its sole cost and expense, deliver to the Lessor without cost to the Lessor full warranty bills of sale for the Replacement Units specifically identifying such Replacement Units (accompanied by a certificate of the Lessee, signed by a Responsible Officer of the Lessee, stating that such Replacement Units comply with the requirements of this Article VI), which Replacement Units meet (or will meet when the substitution or exchange is completed) the following conditions:

                           (1) they shall be free and clear of all Liens other
                  than Permitted Equipment Liens and would in all other respects comply with the requirements of this Lease;

                           (2) each Replacement Unit or Pool of Replacement
                  Units shall have a utility, expected residual value and remaining useful life at least equal to the Unit or Pool of Equipment, as the case may be, to be replaced and be in as good condition and operating order as such Unit or Pool of Equipment, assuming that such Unit or Pool of Equipment had been maintained in accordance with this Lease provided, however, that the number of Replacement Units shall not exceed 150% of the number of Units being replaced;

                           (3) the Replacement Unit or Pool of Replacement
                  Units, as the case may be, shall have a Fair Market Sales Value and net book value at least equal to the then current Fair Market Sales Value and net book value of the Unit or Pool of Equipment that is being replaced and Lessor shall have the right to verify such values prior to the proposed substitution;

                           (4) title to all Replacement Units has vested in the
                  Lessor pursuant to documentation reasonably acceptable to the Lessor;

                           (5) the Lessee shall execute and make all Security
                  Interest Filings necessary or desirable to protect the interests of the Lessor, the other Participants, the Administrative Agent and the Collateral Agent in the Replacement Units concurrently with consummating such substitution or exchange;

                           (6) the Lessee and the Lessor shall enter into a
                  Lease Supplement subjecting such Replacement Units to the Lease; and

                           (7) the Lessee shall have furnished to Owner
                  Participant and each Lender (so long as the Lien of the Security Agreement shall not have been discharged) an opinion of counsel to the effect that (A) the Bills of Sale and Lease Supplement have been duly authorized, executed, and delivered and constitute legal, valid and binding obligations of the Lessee (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity), (B) the Bills of Sale are effective to transfer, and do transfer, title to the Replacement Units to the Lessor, and (C) all filings, recordings and other action necessary or appropriate to perfect and protect the Lessor's and Collateral Agent's (so long as the Lien of the Security Agreement shall not have been discharged) respective interests in the Replacement Units, including without limitation the Security Interest Filings, have been accomplished.

                  Notwithstanding anything to the contrary contained herein, if, during any calendar quarter, Lessee shall sell Units of Equipment, the aggregate Equipment Cost of which exceeds $1,000,000 (and for which Replacement Units have not been substituted), Lessee shall promptly notify Lessor and shall be required to substitute Replacement Units for the Units which have been sold within ten (10) days following the last sale of Units (which together with such Units previously sold equal $1,000,000 or more) rather than on the last day of the applicable calendar quarter, as provided above; provided further, however, that if, during any calendar quarter, Lessee contemplates a sale of Units, the aggregate Equipment Cost of which, when added to the aggregate Equipment Cost of all other Units previously sold during such calendar quarter (and for which Replacement Units have not been substituted), would exceed $2,000,000, Lessee shall provide Lessor not less than ten (10) days prior notice of such sale and Lessee shall not consummate such sale unless, on the date of such sale, Lessee provides Replacement Units to Lessor in accordance with this
                  Article VI.

         (b) Upon transfer of the Replacement Units to Lessor and compliance with the requirements of paragraph (a): (i) each Replacement Unit shall become the property of the Lessor; (ii) the Lessor will be subrogated to all claims of the Lessee, if any, against third parties to the extent the same relate to physical damage to or loss of such Replacement Units and (iii) the substituted or exchanged property shall no longer be subject to this Lease, and the Lessor shall release any security interests, including, without limitation, the filing of any UCC termination statements or any other termination documentation with respect to any Security Interest Filing made in respect of such Replacement Units and Lessor shall promptly convey the replaced Unit to Lessee without recourse, representation or warranty as to any matter whatsoever except as to the absence of all Lessor's Liens. For all purposes hereof, the Replacement Units shall, after such transfer, (A) be part of the Equipment leased hereunder, be subject to the relevant Lease Supplement and all other Operative Documents as Units of Equipment, and (B) be deemed to be the Units of Equipment that were replaced. No such substitution or exchange shall result in any change in Basic Rent.

         (c) The Lessee shall pay, on an After-Tax Basis, all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by the Lessor, the Administrative Agent, the Collateral Agent and the Participants, and all taxes, fees and other governmental charges payable in connection with the substitution or exchange, whether or not such substitution or exchange is consummated and with respect to any documentation required to evidence such substitution or exchange in accordance with the terms hereof.

         (d) Except as provided in subsection (a) above, at least ten (10) Business Days prior to the last day of each calendar quarter, Lessee shall provide written notice to Lessor of each substitution event that Lessee intends to complete on the last day of such calendar quarter. In the event that, pursuant to subsection (a) above, Lessee has substituted Equipment more than once per each quarterly period, which quarterly periods shall begin on January 1, 2001, Lessee shall pay to Lessor an administrative fee in the amount of $2,500 for each separate substitution event (excluding the first substitution) during such quarterly period. Notwithstanding anything to the contrary contained in this Article VI, in no event shall Lessee be allowed to complete a substitution of Units of Equipment during a calendar quarter if the Equipment Cost of the Units of Equipment with respect to which a substitution is contemplated, when added to the Equipment Cost of all other Units of Equipment that already have been substituted during such calendar quarter and the immediately preceding three (3) calendar quarters exceeds, or will exceed after giving effect to the contemplated substitution, 25% of the Equipment Cost of all Units subject to the Lease during such annual period.

                                  ARTICLE VII
                           RULES, LAWS AND REGULATIONS

         Lessee agrees to comply with all Applicable Laws of any Governmental Authority (including all Environmental Laws) with respect to the inspection, use, maintenance, operation and overhaul of each Unit of Equipment subject to this Lease, including, without limitation, procuring and maintaining in effect all licenses, registrations, certificates, permits, approvals or consents required by any Authority . Subject to the provisions of Sections 8.1, in case any equipment or appliance is required to be altered, added, replaced or modified on any Unit of Equipment in order to comply with such Applicable Laws, Lessee agrees to make such alterations, additions, replacements and/or modifications at its own expense and title thereto shall immediately be vested in Lessor.

                                  ARTICLE VIII
                        USE AND MAINTENANCE OF EQUIPMENT

         Section 8.1. Use and Maintenance of Equipment.

         (a) Lessee shall (i) use the Equipment solely in conduct of its business, for the purpose for which the Equipment was designed, in a careful and proper manner (and shall not permanently discontinue use of the Equipment) and
(ii) operate, maintain, service and repair the Equipment, and maintain all records and other materials relating thereto in accordance and consistent with
(1) all maintenance and operating manuals or service agreements, including Supply Contracts, whenever furnished or entered into, including any subsequent amendments or replacements thereof, issued by the manufacturers of the Equipment; (2) the requirements of all insurance policies; (3) any purchase or sales agreement relating to such Equipment so as to preserve all of Lessee's and Lessor's rights thereunder, including all rights to any warranties, indemnities or other rights or remedies, (4) all Applicable Laws and (5) the prudent practice of other similar companies in the same business as Lessee, but in any event, to no lesser standard than that employed by Lessee for comparable equipment to be in good repair and operating condition and in at least the same condition as when delivered to Lessee hereunder, except for ordinary wear and tear resulting despite Lessee's full compliance with the terms hereof. Lessee
(x) shall at all times, maintain records indicating the principal place of garage of each Unit of Equipment subject to this Lease and shall provide copies of such records to Lessor upon three (3) Business Days notice from Lessor and
(y) shall not attach or incorporate the Equipment to or in any other item of or a part of such other item of equipment.

         (b) Lessee, within a reasonable time, will replace any parts of the Equipment which become worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, with new or reconditioned replacement parts which are free and clear of all Liens, encumbrances or rights of others and have a value, utility and remaining useful life at lease equal to the parts replaced. Title to all such parts, improvements and additions to the Equipment immediately shall vest in Lessor, without cost or expense to Lessor or any further action by any Equipment and subject to the terms of this Lease as if originally leased hereunder. Except to the extent the same are replaced in accordance with this Article VIII, Lessee shall not detach or otherwise remove any parts originally or from time to time attached to the Equipment, if such parts are essential to the operation of the Equipment or cannot be detached from the Equipment without materially interfering with the operation of the Equipment or adversely affecting the value, utility and remaining useful life which the Equipment would have had without the addition thereof. Lessee shall not make any material alterations to the Equipment that would adversely affect the value, utility or remaining useful life of such Equipment without the prior written consent of Lessor.

         (c) Lessee shall not operate or locate any Unit of Equipment, or suffer any Unit of Equipment to be operated or located, in any area excluded from coverage by any insurance policy required by the terms of Section 10.1 hereof. Lessee shall at no time assign, or permit any sublessee to assign, any Unit of Equipment for the transport or storage of any Hazardous Materials. Lessee shall promptly, and in all events within ten (10) Business Days after the occurrence of such event, notify Lessor, Owner Participant and any Lender of any breach by Lessee or any sublessee of the covenants or restrictions set forth in the immediately preceding sentence of this paragraph. Not later than thirty (30) day's after receipt of such notice, Lessor shall be entitled to declare an Event of Loss with respect to any Unit subject to such breach, in which event Lessee shall comply with the requirements of Article X hereof. Lessee agrees that it will not discriminate against any Unit of Equipment (as compared to other similar equipment owned or leased by Lessee) with respect to its use, operation or maintenance in contemplation of the expiration or termination of this Lease.

         (d) Lessee shall also maintain all records, logs and other materials required by the Department of Transportation or any other Governmental Authority having jurisdiction over the Equipment or Lessee to be maintained in respect of the Equipment.

         (e) At all times during the Term of this Lease, the Equipment will be and remain in the possession and control of Lessee, subject to the terms of
Article XVI hereof. Lessee shall not operate the Equipment or permit the Equipment to be operated or located outside of the contiguous forty-eight states of the United States, Alaska and Canada; provided, however, that Lessee shall be allowed incidental operation of the Equipment in Mexico, provided, further, that at no time shall Lessee allow Units of Equipment representing more than 3% of the Total Equipment Cost to be located or operated in Mexico. Lessee shall not use, and will not permit any other Person to use any Equipment or allow the same to be used, for any unlawful purpose. Lessee shall use and operate the Equipment or cause it to be used and operated only by personnel authorized by Lessee (subject to Article XVI hereof), and Lessee shall use every reasonable precaution to prevent loss or damage to each Unit of Equipment from fire and other hazards.

         Section 8.2. Additions and Improvements. Any parts installed or replacements made by Lessee upon any Unit of Equipment pursuant to additions, improvements or pursuant to Lessee's obligation to maintain and keep the Equipment in good order, condition and repair under this Article VIII shall in either case be considered accessions to such Unit of Equipment and title thereto immediately shall be vested in Lessor without cost or expense to Lessor. Lessee shall make no other additions or improvements to any Unit of Equipment unless the same are readily removable without causing damage to such Unit of Equipment, and provided that such additions, modifications and improvements do not diminish the condition, Fair Market Sales Value, utility, remaining useful life or expected residual value of such Unit of Equipment. Title to any such readily removable additions or improvements shall remain with Lessee. If Lessee shall at its cost cause such readily removable additions or improvements to be made to any Unit of Equipment, then, prior to the return of such Unit of Equipment to Lessor hereunder of the delivery of such Unit to a third party purchaser of such Unit, Lessee shall notify Lessor whether it intends to remove such readily removable additions and improvements and, thereafter, Lessee shall remove the same at its own expense without causing any damage to such Unit of Equipment; provided, however, that Lessor may, by delivery of written notice to Lessee prior to any such removal, elect to purchase any such readily removable additions for a price equal to the Fair Market Sales Value thereof. In the event that such removal causes damage to the applicable Unit of Equipment, Lessee shall promptly repair any such damage prior to the return of the Unit of Equipment to the Lessor or to such third-party purchaser. Title to any readily removable addition or improvement which has not been so removed by Lessee from any Unit of Equipment when such Unit is returned to Lessor pursuant to this Lease or delivered to a third party purchaser of such Unit shall thereupon be vested in Lessor or such purchaser.

                                   ARTICLE IX
                             LIENS ON THE EQUIPMENT

         Section 9.1. Liens on the Equipment. Lessee represents and warrants to Lessor that at the time a Unit of Equipment is accepted by it under this Lease, such unit will be free and clear of all Liens except (i) Lessor's Liens and (ii) Permitted Equipment Liens. Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any Unit of the Equipment, title thereto or any interest therein except (i) Lessor's Liens and
(ii) Permitted Equipment Liens. Lessee shall promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien (and any claim which if unpaid might constitute or become such a Lien) not excepted above if the same shall arise at any time with respect to any Unit of the Equipment. Lessee shall notify Lessor upon becoming aware of any tax or other Lien (other than any Lien excepted above) that shall attach to the Equipment or any Unit thereof.

         Section 9.2. Security Interest Filings; Certificates of Title; Lien Notations.

         Lessee shall perform the following actions to ensure that Collateral Agent shall have a first priority perfected Lien on all Equipment subject to this Lease:

                  (i) On or prior to the Closing Date for any Unit or replacement pursuant to Article VI, Lessee shall cause all Security Interest Filings to be filed in all appropriate filing offices.

                  (ii) Within fourteen (14) days of the initial Closing Date, Lessee shall cause to be completed and filed with all necessary Governmental Authorities applications for new certificates of title with respect to each Unit of Equipment subjected to this Lease on such initial Closing Date, which new certificates of title shall show Lessee as the owner of such Units of Equipment and shall show Collateral Agent as lienholder thereof specifically as follows:

         "Fleet Capital Corporation, as Collateral Agent for the Lenders, as assignee of Wabash Statutory Trust-2000
         One Financial Plaza
         2nd Floor RI  DE 03702C
         Providence, RI 02903
         Attn:  Steve Aalvik, Senior Vice President"

Upon such filings, Lessee shall certify in writing to Collateral Agent that such filings have been made. Within thirty (30) days of the initial Closing Date, Lessee shall, subject to the Limited Power of Attorney, possess all of the new certificates of title, provided, however, that so long as Lessee shall be diligently proceeding to obtain such new certificates of title from such Governmental Authorities, Lessee shall not be required to possess such certificates of title until sixty (60) days following the initial Closing Date. Upon receipt of such new certificates of title, Lessee shall certify in writing to Collateral Agent that it possesses such new certificates of title.

                  (iii) On or prior to the Closing Date for any Unit (other than the initial Closing Date) or replacement pursuant to Article VI, Lessee shall cause to be completed and filed with all necessary Governmental Authorities applications for new certificates of title with respect to each Unit of Equipment subjected to this Lease on such Closing Date, which new certificates of title shall comply with clause (ii) above. Upon such filings, Lessee shall certify in writing to Collateral Agent that such filings have been made. Within thirty (30) days of such Closing Date, Lessee shall, subject to the Limited Power of Attorney, possess all of the new certificates of title, provided, however, that so long as Lessee shall be diligently proceeding to obtain such new certificates of title from such Governmental Authorities, Lessee shall not be required to possess such certificates of title until sixty (60) days following such Closing Date. Upon receipt of such new certificates of title, Lessee shall certify in writing to Collateral Agent that it possesses such new certificates of title.

                  (iv) Lessee will, from time to time, do and perform any other act and will execute, acknowledge, deliver, file, register and record (and will refile, reregister or re-record whenever required) any and all further instruments, required by law or reasonably requested by Lessor or Owner Participant, for the purpose of protecting Lessor's title to any Unit of

Equipment to the satisfaction of Lessor's or Owner Participant's counsel or for the purpose of carrying out the intention of this Lease (including any such filings and recordings as shall be necessary to evidence any change in the name of Lessee or any merger or consolidation thereof (and, at Lessor's expense, any such filings and recordings as shall be necessary to evidence any change in the name of Lessor or a successor trustee under the Trust Agreement)). Lessee will pay all costs, charges and expenses incident to any such re-recording or redepositing of any such instruments or incident to the taking of such action.

                                   ARTICLE X
                      INSURANCE; PAYMENT FOR EVENT OF LOSS

         Section 10.1. Insurance Requirements.

         (a) Lessee will at all times after delivery and acceptance of each Unit of Equipment, at its own expense, carry and maintain or cause to be carried and maintained (i) all-risk physical damage insurance with extended coverage in an amount not less than the greater of (x) the full replacement cost and (y) the Termination Value of all Units then subject to the Lease and (ii) public liability insurance, including but not limited to third-party personal injury, death and property damage (including contractual liability insurance), in amounts not less than $5,000,000 in the aggregate and $1,000,000 per occurrence, and with no deductible, in each case against such risks and in such amounts as is customarily maintained by Lessee in respect of other equipment owned or leased by Lessee similar to the Equipment, and from financially sound and reputable insurance companies of recognized national standing having a credit rating of at least Best A-/IX, and in any event such coverage shall be in accordance with customary standards and practices in the industry in which Lessee operates. Notwithstanding the foregoing, Lessee may self-insure with respect to all risk physical damage insurance.

         (b) Such insurance policies shall: (i) name and insure Lessor, Trust Company, Owner Participant, Collateral Agent, Administrative Agent and each Lender as additional insureds (each an "Additional Insured") under the comprehensive liability insurance and, insure Collateral Agent as loss payee under the physical damage insurance, with the understanding that any obligation imposed on Lessee, including the liability to pay premiums, shall be the sole obligation of Lessee and not that of Lessor, (ii) provide that the insurer waive its right of subrogation, set-off or counterclaim or any other deduction, whether by attachment or otherwise against each Additional Insured, (iii) provide that all such insurance is without right of contribution from any other insurance which might otherwise be maintained by any Additional Insured, (iv) provide therein or by endorsement that thirty (30) days prior written notice of cancellation or modification in a manner materially adverse to any Additional Insured shall be given to each Additional Insured, as the case may be, and ten
(10) days prior written notice of cancellation for nonpayment shall be given to each Additional Insured, (v) provide that there is no recourse against each Additional Insured for payment of premium, commissions, direct calls, assessments or advances, and (vi) provide that the interests of each Additional insured shall not be invalidated by any action or inaction of Lessee or any other Person. Prior to each Closing Date and annually thereafter at each policy anniversary date, Lessee shall furnish each Additional Insured with certificates or other satisfactory evidence of maintenance of the insurance so required and shall furnish certificates evidencing renewals thereof as soon as practicable but in no event later than five (5) Business Days prior to such renewal. Lessee shall furnish written notice to Lessor, Owner Participant, Collateral Agent, Administrative Agent and each Lender of any notice of cancellation, material modification, termination or lapse for non-payment of premiums with respect to any of the liability insurance provided pursuant to this Section within five (5) Business Days after the earlier of (x) the date upon which Lessee receives such notice from the insurance company providing such insurance and (y) the date upon which Lessee has actual knowledge of any such cancellation, material modification, termination or lapse for non-payment of premiums.

         (c) Nothing in this Section 10.1 shall prohibit any Additional Insured from obtaining insurance for its own account at its cost, and any proceeds payable thereunder shall be as provided in the insurance policy relating thereto; provided, however, that no such insurance may be obtained that would limit or otherwise adversely affect the coverage of any insurance to be obtained or maintained by Lessee pursuant to this Section 10.1.

         (d) If Lessee shall fail to maintain insurance as herein provided in
Section 10.1, Lessor may at its option provide such insurance and, in such event, Lessee shall upon demand from time to time reimburse Lessor for the cost thereof together with interest from the date of payment thereof at the Overdue Rate, on the amount of the cost to Lessor of such insurance which Lessee shall have failed to maintain. If after Lessor has provided such insurance, Lessee then obtains the coverage provided for in Section 10.1 which was replaced by the insurance provided by Lessor, and Lessee provides Lessor with evidence of such coverage reasonably satisfactory to Lessor, Lessor shall cancel the insurance it has provided pursuant to the first sentence of this Section 10.1(d). In such event, Lessee shall reimburse Lessor for all costs to Lessor of cancellation, including without limitation any short rate penalty, together with interest from the date of Lessor's payment thereof at the Overdue Rate.

         Section 10.2. Casualty.

         (a) In the case of a Casualty affecting any Unit of Equipment that is not an Event of Loss, any insurance proceeds shall be applied in accordance with this Section 10.2(a). If the loss (or losses from a single incident or cause) covered by said physical damage insurance is less than $500,000, the proceeds of such insurance shall be payable to Lessee provided that no Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing and, after the occurrence and continuance of an Unmatured Lease Default or a Lease Event of Default, such proceeds shall be paid to Collateral Agent so long as the Lien of the Security Agreement shall not have been discharged and thereafter shall be paid to Lessor. If such loss equals or exceeds $500,000, the proceeds of such insurance shall be payable to Collateral Agent or, if the Lien of the Security Agreement shall have been discharged, Lessor; provided that Collateral Agent or Lessor, as the case may be, shall, so long as no Unmatured Lease Default or Lease Event of Default has occurred or is then continuing (i) remit all such insurance proceeds to Lessee at such time as Lessee either (A) provides Lessor evidence that the damage has been repaired and the Equipment has been restored to good working order and condition or (B) has paid to Lessor or Collateral Agent, as the case may be, the amounts otherwise due to Lessor or Collateral Agent, as the case may be, on loss of such Equipment or has effected substitution for such Equipment pursuant to Section 10.3 hereof or (ii) upon receipt of an invoice from the Person making such repair and evidence that the damage has been repaired and the Equipment has been restored to good working order and condition, pay that portion of the insurance proceeds to such Person in satisfaction of such invoice and remit the remainder of all such insurance proceeds to Lessee. Any balance remaining after compliance with this Section 10.2(a) with respect to such loss or damage shall be retained by Lessor, and after the occurrence and during the continuance of an Unmatured Lease Default or a Lease Event of Default such payments shall be paid to Collateral Agent so long as the Lien of the Security Agreement shall not have been discharged and thereafter shall be paid to Lessor.

         (b) If an Unmatured Lease Default or Lease Event of Default has occurred and is continuing, any amounts which otherwise would be payable to Lessee hereunder shall be retained by Lessor (or Collateral Agent, so long as the Lien of the Security Agreement is outstanding) for application in satisfaction of Lessee's obligations hereunder upon the exercise of remedies pursuant to Section 13.2, unless prior thereto, the Unmatured Lease Default or Lease Event of Default is cured or waived.

         Section 10.3. Substitution or Payment of Termination Value upon an Event of Loss. If an Event of Loss occurs with respect to a Unit or Units of Equipment during the Term, Lessee shall, within thirty (30) days after Lessee receives notice of (or otherwise obtains knowledge of) the occurrence of such Event of Loss, inform Lessor, Owner Participant and Collateral Agent in regard thereto and of its election to perform one of the following options (it being agreed that if Lessee shall not have given notice of such election within thirty
(30) days after Lessee receives notice of (or otherwise obtains knowledge of) such occurrence or if a Unmatured Lease Default or a Lease Event of Default shall then have occurred and be continuing, Lessee shall be obligated to perform the option set forth in the following subparagraph a(i);

                  (i) substitute Replacement Units for such Unit or Units of Equipment in accordance with the provisions of Article VI hereof; provided however, that if Lessee shall not perform its obligation to effect such replacement under this subparagraph (a)(i) during the period of time provided in Article VI hereof, then on the next succeeding Payment Date after the end of such period, Lessee shall pay to Lessor or, so long as the Lien of the Security Agreement shall not have been discharged, Collateral Agent or, in the case of Supplemental Rent, to the Person entitled thereto, (A) the Termination Value for such Unit (computed as of such Payment Date by multiplying the Equipment Cost with respect to such Unit, as set forth on Annex A to the applicable Lease Supplement, with the applicable Termination Value Percentage set forth on Schedule I to such Lease Supplement opposite such Payment Date), plus (B) the Basic Rent and any Supplemental Rent due for such Unit of Equipment on such Payment Date, plus (C) all accrued and unpaid Basic Rent and any Supplemental Rent owing for such Unit of Equipment through any prior Payment Date; or

                  (ii) on the Payment Date next following such notice of such Event of Loss, Lessee shall pay (A) the Termination Value for such Unit (computed as of such Payment Date), plus (B) the Basic Rent and any Supplemental Rent due for such Unit of Equipment on such Payment Date, plus (C) all accrued and unpaid Basic Rent and any Supplemental Rent owing for such Unit of Equipment through any prior Payment Date.

         Section 10.4. Rent Termination. Upon (but not until) payment of all sums required to be paid pursuant to Section 10.3 hereof in respect of any Unit or Units of Equipment with respect to which an Event of Loss has occurred, the obligation to pay Rent for such Unit or Units of Equipment shall terminate, but Lessee shall continue to pay Rent for all other Units of Equipment.

         Section 10.5. Disposition of Equipment. Upon payment of the Termination Value as provided in Section 10.3 hereof, title to the Unit or Units of Equipment suffering an Event of Loss shall vest in Lessee, as evidenced by a bill of sale from Lessor transferring such Unit or Units to Lessee on an "as is, where is" basis without representation or warranty, express or implied, except as to the absence of Lessor Liens. Any proceeds up to the Termination Value payable in respect of an Event of Loss shall be applied to Lessee's obligation to pay such Termination Value or, if Lessee has previously paid such Termination Value, to reimburse Lessee for such payment. Any proceeds in excess of the Termination Value payable in respect of an Event of Loss shall be allocated and paid to Lessee.

         Section 10.6. Termination Value. The Termination Value of each Unit of Equipment shall be an amount determined as of the date the Termination Value is to be paid as provided in this Article X (and not the date of the Event of Loss).

         Section 10.7. Risk of Loss. Lessee shall bear and hereby assumes the risk of loss, damage, theft, destruction, confiscation or requisition, partial or complete, of or with respect to each Unit of Equipment from and after the Closing Date with respect to such Units and continuing until the expiration of the Term and, except as hereinabove in this Article X provided, shall not be released from its obligations hereunder in the event of any Event of Loss, with respect to any Unit of Equipment from and after the date hereof and continuing until payment of the Termination Value and all Rent and other sums due on and prior to the date of payment of such Termination Value in respect of such Unit of Equipment has been made. So long as no Lease Event of Default has occurred and is continuing, Lessee shall be entitled to make all claims and proofs of loss, damage theft, taking, destruction, confiscation or requisition, partial or complete, with respect to each Unit of Equipment and take all other steps necessary to collect the proceeds thereof.

         Section 10.8. Eminent Domain. If during the Term of this Lease the use of any Unit of Equipment is subject to a Condemnation which has not yet become an Event of Loss or for a stated period which does not constitute an Event of Loss, Lessee's obligation to pay all installments of Rent and other sums shall continue for the duration of such Condemnation unless and until the same shall become an Event of Loss. So long as no Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing, Lessee shall be entitled to receive and retain for its own account all sums payable for any such period by such Governmental Authority as compensation for such Condemnation.

                                   ARTICLE XI
                               INSPECTION; REPORT

         (a) Lessor, Collateral Agent, any Lender and Owner Participant each shall have the right, but not the obligation, during normal business hours, at their respective sole cost and expense, except as provided below, by their respective authorized representatives to (i) inspect the Equipment; (ii) audit Lessee's books and records with respect thereto; (iii) perform title verifications and (iv) take extracts of books and records pertaining to the Equipment. Lessee shall make available to Lessor, Collateral Agent, any Lender and Owner Participant the Equipment and Lessee's books and records with respect thereto, with such frequency as shall be reasonable; provided, however, that (a) such inspections and audits shall not interfere with Lessee's normal operation of the Units, and (b) any person exercising the right of inspection under this section will comply with reasonable rules and restrictions regarding access to property on which the Equipment may be located. Lessee shall pay the actual costs and expenses of one such audit of Lessee's books and records per each calendar quarter beginning with the first calendar quarter provided that Lessor shall have the right to perform such audits more frequently than once per quarter. During the continuance of a Unmatured Lease Default related to the Equipment or any Lease Event of Default, such inspections and audits shall be at Lessee's sole cost and expense, provided, further that if certain Units of Equipment are subject to any Sublease, Lessee shall inform Lessor, Owner Participant, Collateral Agent and each Lender of the location of such Units of Equipment and to whom it is sublet and shall use reasonable efforts to permit Lessor and each Participant to inspect the same.

         (b) Within 10 Business Days of the end of each calendar quarter, Lessee shall provide to Lessor and Collateral Agent, a report indicating the sale and substitution activity of Units for the prior calendar quarter in a form satisfactory in form and scope to Lessor and Collateral Agent which may be embodied in the notice required to be delivered pursuant to Article VI(d) hereof.

                                  ARTICLE XII
                 RETURN OF THE EQUIPMENT UPON EXPIRATION OF TERM

         Section 12.1. Return Conditions. (a) Upon the expiration or earlier termination of the Term of this Lease, Lessee shall, unless Lessee has paid Termination Value and other amounts with respect thereto pursuant to Section 17.2(c) of or has timely exercised its purchase option with respect thereto pursuant to Section 17.1 hereof, at its own expense, return all Units of Equipment to Lessor. Upon the return of such Equipment, Lessee shall at its own cost and expense have taken all necessary action to assure that each Unit of Equipment shall: (i) be in the same condition as when delivered to Lessee hereunder, ordinary wear and tear resulting from proper use thereof excepted,
(ii) be in such operating condition as is capable of the Unit performing at its originally intended use, (iii) have been used, operated, serviced and repaired in accordance with, and otherwise complying with, Article VIII hereof, (iv) be free and clear of all Liens whatsoever except Permitted Equipment Liens; (v) meet the standards (including all safety and environmental standards) then in effect for equipment of the same type and age as the Equipment, (vi) have attached or affixed thereto, all parts to which Lessor has title hereunder and have removed therefrom all parts and property to which Lessee has title thereto (unless Lessor has exercised its option to purchase the same pursuant to the terms hereof), (vii) be capable of performing the functions for which it was designed, with necessary certifications - in full force and effect, (viii) at Lessor's election, either (x) be returned empty but suitable for transporting the commodity last carried or (y) be cleaned in such manner as to be suitable for human entry and inspection, (ix) be in compliance with all Applicable Laws,
(x) be free of any marks, special paint or insignia, other than those required by Section 4.2 hereof and (xi) in any event be in a condition in compliance with all provisions of this Lease and any requirements specified for such Unit in the Lease Supplement applicable to such Unit.

         (b) In addition to and not in limitation of the foregoing, that portion each Unit of Equipment comprised of any trailer or refrigeration unit shall be in "good and efficient working order" and shall comply with the following requirements:

                  (i) General Condition. All equipment originally furnished with any Unit of Equipment, or the substantial equivalent thereof, shall be installed and intact, without alterations or modifications other than as recommended by the manufacturer and approved in writing by the Lessor. All decals, numbers and other customer identification shall be removed from each unit by Lessee or Lessee's agent in a manner satisfactory to the Lessor. Lessee shall pay any reasonable costs if Lessor effects such removal after surrender. The cost of physical damage repairs shall not exceed $50 for any Unit of Equipment.

                  (ii) Bodies. Lessee shall repair to the manufacturer's specifications, any holes or perforations to walls, interior liner, insulation materials, door seals and floors.

                  (iii) Refrigeration Equipment. Refrigeration units shall be in good working order, the compressor shall operate to factory specified capacities and BTU ratings, diesel engine oil pressure shall register a minimum of 40lbs. The refrigeration unit engine will pull its rated load at factory specified RPM without excessive exhaust or oil leakage and there shall be no oil in the cooling system nor water in the oil. The foregoing items shall be tested and checked by an authorized dealer of the manufacturer of the refrigeration unit.

                  (iv) Tires and Brakes. Brake drums or rotors shall not be cracked and brake linings shall have an average of 50% remaining wear with no less than 35% on any one lining. Tires shall be of matched generic type and tread design, will have an average of 50% remaining tread with no less than 35% remaining on any one tire.

                  (v) Documents and Records. Upon surrender Lessee shall submit to Lessor, with each Unit of Equipment, maintenance and repair records, mileage records, diagrams, records, logs and other similar documents and all inspection, modification and overhaul records, or copies of all of the foregoing, in the Lessee's possession or the possession of any third-party maintenance organization. Lessee shall also submit registration certificates, clear certificates of title, current Federal highway use tax payment receipts and each Unit of Equipment shall have current Federal Highway Inspection documentation status records at time of return.

         Lessee shall return the Equipment by delivering it to such place within the continental United States as Lessor shall specify.

         (c) Upon the request of Lessor, and at Lessor's sole expense, Lessee shall cooperate with Lessor in obtaining the valid and effective issuance, or, as the case may be, transfer or amendment of all governmental action necessary or, in the reasonable opinion of Lessor, desirable for the ownership of any Unit of Equipment by Lessor or any transferee, sublessee or assignee thereof.

         Section 12.2. Inspection of Equipment. If Lessee shall return the Equipment to Lessor pursuant to Section 17.2(b), during the last ninety (90) days of the Term of this Lease, Lessee shall, at the request of Lessor, make reasonable arrangements for the inspection of the Units. Lessor and Lessee each agree, if requested by the other, that a representative thereof will perform jointly with the other an inspection of the Equipment, or an appropriate representative sampling thereof, to insure compliance with the provisions of
Section 12.1 at such time and location and following such inspection standards as shall be mutually agreeable to Lessor and Lessee. If pursuant to such inspection any Unit of Equipment is deemed not in the condition required by
Section 12.1, Lessee, at its expense and risk, shall within thirty (30) days thereafter make such repairs and perform such work as shall be necessary to place such Unit of Equipment in the condition required by Section 12.1. Lessee will provide Lessor with notice when such Unit of Equipment has been repaired so as to be in the condition required by Section 12.1. Upon such redelivery of an Unit of Equipment, Lessee agrees to provide to Lessor originals or true, correct, complete and legible copies of all manuals, drawings, diagrams, records, logs and other materials and inspection, modification, overhaul and maintenance records applicable thereto and then in the possession of Lessee.

         Section 12.3. Specific Performance. The assembling, delivery in the required condition, storage, insurance and transporting of the Equipment as herein before provided are of the essence of this Lease, and upon application to any court of equity having jurisdiction thereover, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee to so assemble, deliver in the required condition, store, insure and transport the Equipment.

                                  ARTICLE XIII
                                  LEASE DEFAULT

         Section 13.1. Events of Default. Any of the following events shall constitute a Lease Event of Default hereunder:

         (a) Lessee shall fail to make payment of (i) any Basic Rent within five
(5) days of the date due or (ii) any Early Termination Payment, Termination Value, or Maximum Lessee Risk Amount on the date due therefor; or

         (b) Lessee shall fail to make payment of any Supplemental Rent (other than any Supplemental Rent referred to in clause (a) of this Section 13.1) due and payable within five (5) days after receipt of written notice thereof; or

         (c) Lessee shall fail to observe or perform any of its obligations under Section 17.3 after giving notice of its election to return the Equipment pursuant to Section 17.2; or any insurance required to be maintained pursuant to
Article X of this Lease shall fail to be in full force and effect; or

         (d) Guarantor shall default under any of its obligations under the Guaranty or fail to assume or perform any term, covenant or condition of the Guaranty; or

         (e) any Obligor shall fail to observe or perform any term, covenant or condition applicable to it under any Operative Document to which it is party (other than those described in the foregoing clause (a), (b), (c) or (d) of this Section 13.1, which defaults shall be subject to cure periods only as set forth in such clauses) and, in each such case, such failure shall remain unremedied for thirty (30) days after the earlier of (x) written notice thereof and (y) the date on which the applicable Obligor shall have knowledge thereof; provided, however, that if such failure is capable of cure and the applicable Obligor shall have commenced to cure such failure within such thirty-day period, then such cure period shall be extended from thirty (30) days to ninety (90) days so long as the applicable Obligor is at all times during such extended period diligently taking action reasonably satisfactory to the Lessor and Lenders to cure or remedy such failure; or

         (f) any representation or warranty made or deemed made by any Obligor herein or in any Operative Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with any Operative Document shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made and either (i) the fact or condition which made such representation of warranty incorrect, false or misleading is not curable or remediable or (ii) the fact or condition which made such representation of warranty incorrect, false or misleading shall not have been cured or remediated within thirty (30) days after the earlier of (x) written notice thereof and (y) the date on which the applicable Obligor shall have knowledge thereof; or

         (g) (i) any Obligor shall commence any case, proceeding or other action
(A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Obligor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Obligor any case, proceeding or other action of a nature referred to in clause
(i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against any Obligor any case, proceeding other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) any Obligor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) any Obligor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (h) any Operative Document or any Lien granted under any Operative Document shall, taken as a whole, terminate, cease to be effective against, or cease to be the legal, valid, binding and enforceable obligation of any Obligor; or

         (i) any Lien (other than a Permitted Equipment Lien) shall be filed, levied or otherwise attached against any Unit of Equipment, and such Lien shall not be removed, bonded or satisfied within ten (10) days of Lessee's knowledge thereof,

         (j) by order of a competent court or governmental authority, Lessee shall suspend all or substantially all of its commercial operations for thirty
(30) days or more, or Lessee shall voluntarily suspend all or substantially all of its commercial operations;

         (k) any Obligor shall directly or indirectly contest the effectiveness, validity, binding nature of enforceability of any Operative Document or any Lien granted under any Operative Document; or

         (l) the termination of any necessary permit or any other license or permit which termination materially affects Lessee's ability to meet its financial or performance obligations under the Operative Documents; or

         (m) any judgments or orders for the payment of money in excess of $1,000,000 shall be rendered against Lessee or Guarantor, and either such judgement is not discharged within sixty (60) days following the rendering thereof or there shall be any period during which a stay of enforcement of such judgment or order, by reason of an appeal or a bond pending appeal, shall not be in effect; or

         (n) all or a material part of the Equipment is destroyed or suffers an actual or constructive loss or material damage in connection with any Casualty or Condemnation, and in any such case, the Equipment ceases to be operational for a period beyond the Expiration Date or beyond the later of (i) one hundred eighty (180) days after the receipt of any insurance awards or condemnation proceeds in connection with such Casualty or Condemnation and (ii) three hundred sixty (360) days after the occurrence of such Casualty or Condemnation, unless, in any such case, Lessee shall have submitted to the Lessor a plan of restoration or repair of the Equipment and the Lessor, in its sole discretion (after consultation with the other Participants) shall have consented to such plan of restoration or repair.

         Section 13.2. Remedies. Upon the occurrence of any Lease Event of Default of the type described in clause (g) of Section 13.1, all Commitments shall automatically terminate and the Termination Value for all Equipment then outstanding, together with all accrued Basic Rent, Supplemental Rent and fees and other obligations of Lessee accrued under the Operative Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Lessee. Upon the occurrence of any Lease Event of Default other than a Lease Event of Default of the type described in clause (g) of Section 13.1, and at any time thereafter during the continuance of such event, the Lessor may, and at the request of the Required Participants shall, by notice to Lessee, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Total Equipment Cost then outstanding to be due and payable in whole (or in part in which case any portion of the Total Equipment Cost not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the Total Equipment Cost (or the portion thereof so declared to be due and payable), together with all accrued Basic Rent, Supplement Rent and all fees and other obligations of Lessee accrued under the Operative Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Lessee. In addition, upon the occurrence of any Lease Event of Default and at any time thereafter so long as such Lease Event of Default is continuing, the Lessor may, and at the request of the Required Participants shall, do one or more of the following as the Lessor or the Required Participants in its (or their) sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default:

         (a) The Lessor may, by notice to Lessee, rescind or terminate this Lease as to any Unit of the Equipment or all of the Equipment as of the date specified in such notice; provided, however (i) no reletting, reentry or taking of possession of the Equipment (or any Unit thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of any Unit of the Equipment shall be valid unless the same be made in writing and executed by the Lessor;

         (b) The Lessor may (i) demand that Lessee, and Lessee shall upon the written demand of the Lessor, return the Equipment promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VIII, IX and XII hereof as if the Equipment were being returned at the end of the Initial Lease Term, and the Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor may have for possession of the Equipment, and to the extent and in the manner permitted by Applicable Law, enter upon the Equipment and take immediate possession of (to the exclusion of Lessee) the Equipment or any part thereof and expel or remove Lessee and any other Person who may be occupying the Equipment, by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, Lessee shall be responsible for all costs and expenses incurred by the Administrative Agent, the Collateral Agent, the Lessor, the Owner Participant and/or the Lenders in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any alterations or repairs made by the Administrative Agent, the Lessor or any Lender;

         (c) As more fully set forth in the Security Agreement, the Lessor may sell all or any Unit of the Equipment at public or private sale, as the Lessor may determine;

         (d) The Lessor may, at its option, elect not to terminate this Lease and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due to the Lessor (together with all costs of collection) and enforce Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of the Equipment by Lessee or re-entry of same by the Lessor, the Lessor may enforce, by suit or otherwise, all other covenants and conditions hereof to be performed or complied with by Lessee hereunder and to exercise all other remedies permitted by Applicable Law;

         (e) Unless the Equipment has been sold in its entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under clause (b), (c) or (d) of this Section 13.2 with respect to the Equipment or any Unit thereof, demand, by written notice to Lessee specifying a date (a "Termination Date") not earlier than five (5) Business Days after the date of such notice, that Lessee purchase the Equipment or a

Unit or Units of Equipment on such Termination Date for a price equal to the Termination Value of such Unit or Units plus all accrued and unpaid Basic Rent and all other amounts due and owing under the Operative Documents with respect to such Unit or Units;

         (f) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law, including any and all rights or remedies under the Security Agreement Documents, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Initial Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Initial Lease Term;

         (g) The Lessor may retain and apply against the Total Equipment Cost and all other amounts due and owing by Lessee under the Operative Documents all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease and upon payment in full of the Total Equipment Cost plus all accrued and unpaid Basic Rent and all other amounts due and owing under the Operative Documents from such sums, the Equipment shall be conveyed to Lessee;

         (h) If a Lease Event of Default shall have occurred and be continuing, the Lessor, to the extent permitted by Applicable Law, as a matter of right and with notice to Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Equipment, and Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of the Equipment, unless such receivership is sooner terminated;

         (i) To the maximum extent permitted by law, Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Equipment, or any interest therein;

         (j) The Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect the Lessor's right to realize upon or enforce any other security now or hereafter held by the Lessor, it being agreed that the Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor in such order and manner as the Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor. In no event shall the Lessor, in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to Lessor, or the appointment of a receiver and the entry of such receiver onto all or any part of the Equipment), be deemed a "mortgagee in possession", and the Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.


         Lessee acknowledges and agrees that upon the declaration of a Lease Event of Default the amount due and owing by it to the Lessor hereunder shall be the Total Equipment Cost plus all other amounts then owing under the Operative Documents (including all accrued and unpaid Contingent Payments) and that, to the maximum extent permitted by law, Lessee waives any right to contest the Total Equipment Cost plus such other amounts as the liquidated sum due upon acceleration of this instrument.

         If, pursuant to the exercise by the Lessor of its remedies pursuant to this Section 13.2, the Total Equipment Cost, all accrued and unpaid Basic Rent and all other amounts due and owing from Lessee under this Lease and the other Operative Documents have been paid in full, then the Lessor shall remit to Lessee any excess amounts received by the Lessor and, at the sole cost and expense of Lessee, return the Equipment to Lessee. The obligation to deliver such excess to Lessee shall survive this Lease.

         Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Unmatured Lease Default or Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including the repayment in full of any costs and expenses of investigation and of repairing or modifying any Unit of Equipment in order to cause it to be in compliance with all maintenance and regulatory standards imposed by this Lease.

         No receipt of money by Lessor from Lessee after a termination of this Lease by Lessor shall reinstate, continue or extend this Lease or affect any notice theretofore given to Lessee or operate as a waiver of the right of Lessor to enforce the payment of Basic Rent, Supplemental Rent, and any other amounts due from Lessee hereunder, it being agreed that after the commencement of suit for possession of the Equipment, or after final order or judgment for the possession of the Equipment, Lessor may demand, receive and collect any moneys due or thereafter falling due without in any manner affecting such suit, order judgment, all such moneys collected being deemed payments on account of the use and possession of the Equipment or, at the election of Lessor, on account of Lessee's liability hereunder.

         Lessor, without further notice, may, but shall be under no obligation to, retake such Units of Equipment wherever found, without Lessor incurring any liability by reason of such retaking, whether for the restoration of damage to property caused by such retaking or otherwise.

         Section 13.3. Waivers. Lessee waives the following, to the fullest extent permitted by law: (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession except as expressly provided herein; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this
Article XIII, provided, however, in no event shall Lessor be entitled to recover damages in duplication of damages previously recovered by Lessor. Lessee hereby waives any and all existing or future claims of any right to assert any offset against the Rent payments due hereunder, and agrees to make the Rent payments regardless of any offset or claim which may be asserted by Lessee or on its behalf in connection with the lease of the Equipment. Except as otherwise provided in this Lease, Lessee, to the full extent effective under Applicable Law, hereby waives all statutory or other legal requirements for any notice of any kind, any other requirements with respect to the enforcement of Lessor's rights under this Lease and any and all rights of redemption. No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or Unmatured Lease Default by Lessee under this Lease shall impair any such right, power or remedy of Lessor, nor shall any such delay or omission be construed as a waiver of any breach or Unmatured Lease Default, or of any similar breach or Unmatured Lease Default thereafter occurring. No waiver by Lessor of any Lease Event of Default shall in any way be or be construed to be, a waiver of any future or subsequent Lease Event of Default. The failure of Lessor to insist upon the strict performance of any provision or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or relinquishment thereof for the future. Receipt by Lessor of any Basic Rent or Supplemental Rent or any other sum payable hereunder with knowledge of the breach of any provision contained in this Lease shall not constitute a waiver of such breach, and no waiver by Lessor of any provision of this Lease shall be deemed to have been made unless made under signature of an authorized representative of Lessor, provided, that any breach or Unmatured Lease Default once so waived in writing, shall not be deemed to be continuing for any purposed of this Lease.

         Section 13.4. Notice of Lease Event of Default. Lessee also agrees to furnish to Lessor, Owner Participant, Collateral Agent and each Lender, promptly upon becoming aware of any condition which constituted or constitutes a Unmatured Lease Default or a Lease Event of Default under this Lease, written notice specifying such condition and the nature and status thereof.

                                  ARTICLE XIV
                        RETURN OF EQUIPMENT UPON DEFAULT

         Section 14.1. Lessee's Duty to Return. If Lessor shall terminate this Lease pursuant to Article XIII hereof, Lessee shall forthwith deliver possession of the Equipment to Lessor. For the purpose of delivering possession of any Unit of Equipment to Lessor as above required, Lessee shall at its own cost, expense and risk (except as hereinafter stated):

         (a) forthwith deliver such Unit to places in the continental United States as Lessor shall reasonably designate in accordance with Article XII hereof; or

         (b) permit Lessor to store such Units of Equipment for one year on the premises of Lessee without charge for insurance, rent or storage, and during such period of storage Lessee shall continue to maintain all insurance required by Section 10.1 hereof and maintain the Units of Equipment as provided hereby and thereafter deliver such Units as provided in clause (a).

         Section 14.2. Lessor Appointed Lessee's Agent. Without in any way limiting the obligation of Lessee under the foregoing provisions of this Article XIV, Lessee hereby irrevocably appoints Lessor as the agent and attorney-in-fact of Lessee, with full power and authority (which power is coupled with an interest), at any time during the continuance of a Lease Event of Default while Lessee is obligated to deliver possession of any Units of Equipment to Lessor and is not doing so in a commercially reasonable manner, to demand and take possession of such Unit in the name and on behalf of Lessee from whosoever shall be at the time in possession of such Unit.

                                   ARTICLE XV
                              ASSIGNMENT BY LESSOR

         For the purpose of providing funds for financing the purchase of the Equipment, Lessee acknowledges and agrees that (i) Lessor has assigned, transferred, conveyed, sold and/or encumbered this Lease, the Equipment and the Rent payments (other than Excluded Amounts) hereunder to Collateral Agent, subject to the terms and conditions of the Security Agreement, (ii) that Lessee shall pay directly to Collateral Agent all Rent payments (other than Excluded Amounts) and other sums due or to become due under this Lease and (iii) that the Equipment leased hereunder has been mortgaged by Lessor under the Security Agreement in favor of Collateral Agent, and that, subject to the terms and conditions of the Security Agreement, Collateral Agent shall be entitled to exercise the rights and privileges of Lessor hereunder. The rights of Collateral Agent under the Security Agreement and the rights of any Person under any further such assignment, transfer or conveyance shall be subject to Lessee's right to possess and use the Equipment so long as no Lease Event of Default has occurred and is continuing.

                                  ARTICLE XVI
                    ASSIGNMENTS BY LESSEE; USE AND POSSESSION

         Section 16.1. Lessee's Rights to the Equipment & Sublease. So long as no Lease Event of Default shall have occurred and be continuing, Lessee shall be entitled to the possession and use of the Equipment in accordance with the terms of the Lease. Without the prior written consent of Lessor and Collateral Agent, Lessee shall not assign, transfer or encumber its leasehold interest under this Lease in respect of any Unit of Equipment, except as permitted in this Article
XVI. LESSEE ALSO SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD OR DELAYED) ENTER INTO ANY SUBLEASE WITH RESPECT TO, PART WITH THE POSSESSION OR CONTROL OF, OR SUFFER OR ALLOW TO PASS OUT OF ITS POSSESSION OR CONTROL, ANY UNIT OF EQUIPMENT. No sale, assignment or sublease, whether authorized in this Section or in violation of the terms hereof, shall relieve Lessee of its obligations, and Lessee shall remain primarily liable hereunder. Any unpermitted sale, assignment, transfer, encumbrance, delegation or sublease by Lessee shall be void ab initio. Notwithstanding the foregoing, Lessee may, subject to the following terms and conditions, sublease the Equipment to unrelated third parties (each such party a "Sublessee") only in the ordinary course of business as Lessee normally leases such Equipment, pursuant to the terms and provisions hereof and pursuant to written subleases satisfying the conditions hereof (hereinafter referred to as a "Sublease" and, collectively, the "Subleases").

         On the date hereof, each of Lessee's Subleases are in the form attached hereto as Exhibit B. Prior to the second Closing Date, each new Sublease entered into after the second Closing Date shall (a) be for a term not extending beyond the Term hereof, (b) prohibit sub-subleasing, or the loss of possession or control of the Equipment in any way, other than in the manner contemplated by this Section, by the Sublessee, (c) expressly provide that the rights of any Sublessee who receives possession by reason of a Sublease shall be subject and subordinate to each and every term, condition and provision of this Lease, including Lessor's right of repossession pursuant to Articles XIII and XIV of this Lease and to terminate such Sublease upon such repossession, (d) provide that such Sublease is freely assignable by Lessee, and (e) prohibit Sublessee from carrying Hazardous Materials on any Unit of Equipment. No Sublease shall in any way discharge or diminish any of Lessee's obligations hereunder, and Lessee shall remain primarily liable hereunder for the performance of all the terms, conditions and provisions of this Lease to the same extent as if such Sublease had not occurred. Upon entering into any Sublease with a term exceeding twelve months, Lessee shall deliver to Lessor, at Lessor's request, a copy thereof and, at Lessor's request, assign such Sublease to Lessor as security for Lessee's obligations hereunder. Upon Lessor's request, Lessee shall provide to Lessor a report indicating: (i) the status of any Sublease account which is more than thirty (30) days delinquent, (ii) the location of the principal garage of each Unit of the Equipment, and (iii) the Sublessee of each Unit of the Equipment. Lessor shall have the right at any time and from time to time to conduct a complete field inspection of all of the Equipment, whether the Equipment is located on Lessee's premises or on the premises of any Sublessee to whom Lessee has leased any or all of the Equipment hereunder.

         Section 16.2. Additional Provisions Regarding Subleases.

         (a) Notwithstanding the provisions of any Sublease, Lessee hereby acknowledges that it is now and continues to be obligated and bound by all of the provisions of this Lease, including but not limited to the provisions relating to the obligation to pay Rent, notwithstanding any delegation of duties or other term of the Sublease. Any such delegation shall be effective only as between Lessee and Sublessee. Lessee further acknowledges that it is not authorized to dispose of the Equipment (except by sublease in accordance with the terms of Section 16.1 or by sale or substitution in accordance with Article VI hereof).

         (b) Notwithstanding the assignment granted by Lessee to Lessor pursuant to Section 18.10 hereof, Lessee shall cause Sublessee to pay Lessee all rental and other sums payable under the Subleases until Lessor delivers to Lessee notice of an Unmatured Lease Default or Lease Event of Default under this Lease. Upon giving such notice to Lessee, Lessor may notify Sublessee (or, if requested by Lessor, Lessee shall notify Sublessee) to pay directly to Lessor all rental and other sums payable and to become payable under the Subleases. Upon Sublessee's receipt of such notice, Lessee hereby authorizes and directs Sublessee to pay Lessor all rental and other sums payable and to become payable under the Subleases; provided, however, that so long as no Unmatured Lease Default or Lease Event of Default has then occurred, Lessor shall retain only such of the rentals herein assigned as are required from time to time to discharge Lessee's obligations under this Lease and shall remit any excess to Lessee. If any remittance is received by lessee relating to such Subleases, such remittances immediately will be delivered to Lessor bearing the endorsement "Pay to the order of Wabash Statutory Trust - 2000. If the remittance is in a form which precludes an endorsement, Lessee shall hold all such funds in trust for Lessor and immediately pay the amount of the remittance to Lessor. Lessee hereby appoints Lessor its attorney-in-fact to negotiate any remittance which is received by Lessor from Sublessee after a Lease Event of Default and made payable to Lessee. Notwithstanding the foregoing, if Lessee receives the proceeds of any insurance maintained by a Sublessee as a result of a Casualty suffered by subleased Equipment, Lessee immediately will remit such insurance proceeds to Lessor.

         (c) Lessee agrees that at any time and from time to time, upon the written request of Lessor, Lessee will promptly and duly execute deliver or cause to be duly executed and delivered any and all further instruments and documents as Lessor may deem desirable to perfect its security interest in the Subleases, Inventory and Accounts Receivable. Lessee shall deliver to Lessor the original certificates of title with respect to the Equipment, subject to the provisions of the Limited Power of Attorney; and shall retain possession of all original executed copies of the Subleases (provided, however, that upon a Lease Event of Default, Lessor may require Lessee to deliver to Lessor the original executed Subleases).

         (d) Upon Lessor's request, Lessee shall provide to Lessor a report indicating: (i) the status of any Sublease account which is more that thirty
(30) days delinquent, (ii) the location of the principal garage of each Unit of the Equipment, and (iii) the Sublessee of each of the Equipment. Lessor shall have the right at any time and from time to time to conduct a complete field inspection of all of the Equipment, whether the Equipment is located on Lessee's premises or on the premises of any Sublessee to whom Lessee has leased any or all of the Equipment hereunder.

                                  ARTICLE XVII
                  EARLY TERMINATION OPTION; END OF TERM OPTIONS

         Section 17.1. Early Termination Option for all of the Equipment.

         (a) At any time during the Term of this Lease, and so long as no Lease Event of Default shall have occurred and be continuing hereunder, Lessee shall have the option to terminate this Lease with respect to all but not less than all of the Equipment. To exercise such option, Lessee shall give Lessor an irrevocable written notice of Lessee's intention to terminate this Lease, which notice shall (i) state that Lessee desires to terminate this Lease as to the Equipment and refer specifically to this Section 17.1, and (ii) specify the date for such termination (which shall be the Payment Date not less than forty (40) nor more than seventy-one (71) days after the date of such notice, but in no event after the Expiration Date, (such date, the "Early Termination Date"). Upon such election and satisfaction of the terms and conditions set forth in this
Section 17.1, this Lease shall terminate on the Early Termination Date. Notwithstanding the foregoing, in the event Lessee shall fail to perform its obligations in strict conformance with this Section 17.1, this Lease and each of the obligations and duties of Lessee shall continue as if such notice shall never have been delivered unless otherwise agreed to by Lessor and Lessee shall be responsible for all costs and expenses incurred by Lessor, Owner Participant, Collateral Agent, Administrative Agent and any Lenders in connection therewith.

         (b) For purposes of this Section 17.1, "Early Termination Payment" means an amount equal to (i) the Termination Value of all but not less than all of the Equipment computed as of the Early Termination Date, plus (ii) all Basic Rent then due and owing with respect to the Equipment, plus (iii) all other Rent due for the Equipment on the Early Termination Date, plus (iv) all accrued and unpaid Rent owing for periods prior to the Early Termination Date, plus (v) any Break Costs associated with such early termination.

         (c) Upon payment in full of the Early Termination Payment and satisfaction of all other conditions set forth herein in connection with a termination of this Lease with respect to the Equipment pursuant to this Section 17.1, Lessor shall convey to Lessee or its designee its title thereto pursuant to one or more instruments reasonably satisfactory to the parties thereto but subject to the following sentence. Lessor's sale of the Equipment hereunder shall be on an as-is, where-is basis, without any recourse to, or representation or warranty by, Lessor except as to its ownership thereof and the absence of any Lien placed on the Equipment by or through Lessor, Owner Participant, any Lender or any successor thereto. Lessee shall pay, or reimburse Lessor for the payment of, all applicable Taxes imposed as a result of such sale, and all fees, costs and expenses of such sale incurred by Lessor, and any other amounts for which, if not paid, Lessor will be liable or which, if not paid, would constitute a Lien on the Equipment and such obligation shall survive the termination of this Lease.

         Section 17.2. End of Term Options. At the end of the Initial Lease Term and each Renewal Term, as the case may be, Lessee shall have the option to either (a) renew this Lease pursuant to Section 1.4 hereof (except at the end of the fourth Renewal Term), (b) return all but not less than all of the Equipment in accordance with Article XII hereof, in which case, Lessee shall be obligated to market the Equipment in accordance with the provisions of Section 17.3 hereof or (c) purchase all but not less than all of the Equipment for a purchase price equal to the Termination Value of all Equipment and the Basic Rate due and payable for the Equipment on the last day of the Term of this Lease and all Supplemental Rent due on such date. Lessee shall notify Lessor of its election in writing at least 180 days prior to the expiration of the Initial Lease Term or Renewal Term, as the case may be. In the event that Lessee fails to deliver a notice to Lessor pursuant to this Section 17.2, Lessee shall be deemed (i) during the Initial Lease Term and the first three (3) Renewal Terms, to have elected to renew this Lease and (ii) during the fourth Renewal Term, to have elected to purchase all but not less than all of the Equipment pursuant to
Section 17.2(c) hereof on the last day of the Initial Lease Term or Renewal Term, as the case may be.

         Section 17.3. Lessee Marketing Obligations. (a) In the event that Lessee shall have elected to return the Equipment, provided that no Lease Event of Default has occurred and is continuing and provided that Lessor has not otherwise notified Lessee, Lessee, subject to the terms and conditions hereof and in consultation with Lessor, shall be obligated to market the Equipment during the Marketing Period, provided, however, that the marketing obligations shall terminate upon a sale of the Equipment in accordance with Section 17.3(b). During the Marketing Period, Lessee, as agent for Lessor, at its own cost and expense, shall use diligent efforts, either by itself or through a nationally recognized firm of semi-trailer inventory marketers reasonably satisfactory to Lessor (the "Marketing Agent"), to solicit bona fide bids for the Equipment from prospective purchasers who are financially capable of purchasing the Equipment for cash on an as-is, where-is basis, without recourse or warranty. Upon the request of Lessor and at Lessee's sole cost and expense, Lessee shall provide Lessor with a written report describing in reasonable detail Lessee's efforts during the Marketing Period to obtain bona fide bids for the purchase of the Equipment, including, without limitation, a list of all brokers retained and Persons approached for the purpose of soliciting bids to purchase the Equipment. All bids received by Lessor or Lessee prior to the end of the Marketing Period shall be certified by Lessor or Lessee, as the case may be, in writing, stating the name and address of the bidder and the amount of such bid. During the Marketing Period, Lessor shall have the right, but not the obligation, to solicit bona fide bids for the Equipment from prospective purchasers simultaneous with Lessee's obligations to market the Equipment hereunder.

         (b) Marketing Sales. Not later than the expiration of the Marketing Period and not earlier than the expiration of the Lease and with the prior written consent of Lessor, Lessee, as agent for Lessor, shall sell the Equipment to the cash bidder submitting the highest bid. Lessor's obligation to sell the Equipment is subject to the following: (i) Lessor shall have actually received
(x) the proceeds from the sale of the Equipment in immediately available funds, which funds shall be applied in accordance with the provisions of Section 17.3(c) hereof; and (y) the deficiency payment, if any, which is payable under
Section 17.3(c) hereof; (ii) Lessee shall have the right to match the amount of such bid, acquire ownership of the Equipment and compel the release of this Lease and the Lease Supplement by paying to Lessor the amount of such bid plus such deficiency, if any, in immediately available funds, which shall be applied in accordance with the provisions of Section 17.3(c) hereof; and (iii) Lessor shall not be obligated to agree to any proposed sale of the Equipment or to terminate this Lease or the Lease Supplement if the Net Proceeds of Sale for the Equipment will be less than the Maximum Lessor Risk Amount applicable to the Equipment at such time and in such case Lessor shall have the right to require Lessee to return the Equipment in accordance with Article XII hereof provided, however, that any election by Lessor to withhold such consent shall not reduce or alleviate Lessee's obligation to pay the Maximum Lessee Risk Amount pursuant to Section 17.3(c) hereof.

         (c) Marketing Period Adjustment. (i) This Section 17.3(c)(i) shall apply only to a sale of the Equipment to a third party or Lessee during the Marketing Period pursuant to Section 17.3(b) hereof. If the Net Proceeds of Sale for the Equipment are less than the Termination Value, Lessee shall, at the time of such sale, pay to Lessor in immediately available funds an amount equal to the deficiency between such Net Proceeds of Sale and Termination Value as an adjustment to the Rent payable under this Lease, provided, however, that if no Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing hereunder, the amount of the deficiency payable by Lessee with respect to the Equipment shall not exceed the Maximum Lessee Risk Amount. If the Net Proceeds of Sale for the Equipment equal or exceed Termination Value, Lessor shall pay the amount of any such excess to Lessee solely from any such proceeds.

                  (ii) If, upon the expiration of the Marketing Period, a sale of the Equipment to a third party or to Lessee pursuant to Section 17.3(b) hereof has not been consummated or Lessee has not made all payments to Lessor required pursuant to Section 17.3(c)(i) hereof, then Lessee shall, on the last day of the Marketing Period, pay to Lessor, in immediately available funds, as an adjustment to the Rent payable under this Lease the following amounts: the sum of (A) either (x) if on the last day of the Marketing Period no Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing hereunder, an amount equal to the Maximum Lessee Risk Amount, or (y) if on the last day of the Marketing Period an Unmatured Lease, Default or Lease Event of Default shall have occurred and be continuing hereunder, the Termination Value of the Equipment and (B) the Basic Rent due and payable for the Equipment on the last day of the Marketing Period and all Supplemental Rent. In the event Lessee shall pay the amounts set forth in (A)(x) and (B), if Lessor shall subsequently sell the Equipment to a third party after the expiration of the Marketing Period, Lessor shall remit to Lessee the excess of the Net Proceeds of Sale over all amounts owed the Lenders and the Owner Participant under the Operative Documents. Lessee shall remain liable for the payment of, and upon the consummation by Lessor of the sale of the Equipment after the expiration of the Marketing Period, Lessee shall pay, or reimburse Lessor for or Lessor shall deduct from any amounts remitted to Lessee, all applicable Taxes imposed as a result of such sale, all fees, costs and expenses, including without limitation, all applicable asset management expenses, sale expenses and interest carrying costs of such sale incurred by Lessor, and any other amounts for which, if not paid, Lessor will be liable or which, if not paid, would constitute a Lien on the Equipment, and such obligation shall survive the termination of this Lease.

         (d) Payments and Obligations During Marketing Period. During the Marketing Period, Lessee covenants and agrees that Lessee shall continue to observe all of its obligations under this Lease, including its obligation to pay Rent.

         (e) Termination Provisions. If no sale of the Equipment has been effected during the Marketing Period, then:

                  (i) Lessee shall, forthwith provide to the Lessor or its designee all records and all other information, documentation and manuals relating to the maintenance, storage and insurance of the Equipment delivered to it, Guarantor or the Marketing Agent by Lessee or otherwise developed during the Marketing Period (including, without limitation, names and addresses of all service providers utilized during the Marketing Period, and the terms and conditions, and documentation, relating thereto);

                  (ii) Lessee shall, or shall cause the Marketing Agent, if any, to thereafter consult in good faith with Lessor or its designees as to offerees of the Equipment contacted, amounts offered for the Equipment and for other non-proprietary marketing information developed over the Marketing Period in connection with the attempted disposition of the Equipment;

                  (iii) Lessee, Guarantor and any Marketing Agent shall forthwith relinquish all control over, and deliver to Lessor or its designees, the Equipment and all books and records relating thereto and cease all marketing efforts with respect to the Equipment; and

                  (iv) Lessee shall forthwith pay all accrued and unpaid sums required to be paid under Section 17.3(d) hereof to the extent arising and accrued during the Marketing Period.

         Upon satisfaction of the obligations set forth in clauses (i) through
(iv) above, Lessee shall have no further obligations hereunder, except those which by their terms survive the termination of this Lease.

         (f) Miscellaneous Marketing Matters.

                  (i) Further Assurances. Upon, or at any time after, the termination of the Marketing Period, Lessee shall perform such acts as shall be reasonably requested of it by Lessor in order to carry out the provisions of Section 17.3(d) hereof.

                  (ii) Certain Indemnities. During the Marketing Period, Lessee shall continue to indemnify and hold harmless the Indemnitees as provided in Articles VII and VIII of the Participation Agreement and such indemnities shall survive the expiration or earlier termination of this Lease and of the Term and the Marketing Period.

                  (iii) Marketing Agent. All reasonable fees and expenses of any Marketing Agent shall be borne by Lessee and the Marketing Agent shall have no claim or Lien on the Equipment or any Unit thereof with respect thereto.

                                  ARTICLE XVIII
                                  MISCELLANEOUS

         Section 18.1. Payments to Lessor.

         All payments to be made to Lessor under the Operative Documents by wire transfer of immediately available funds shall be made to:

                           State Street Bank and Trust Company
                           ABA #:  011-000-028
                           Account #:  9903-990-1
                           Attn:  Peter Murphy
                           Ref: APEX/Wabash Statutory Trust-2000

All payments to be made to Collateral Agent under the Operative Documents by wire transfer of immediately available funds shall be made to:

                           Fleet National Bank
                           ABA #:  011500010
                           Account Name:  Fleet Capital Leasing
                           Account #: 015552 776700101
                           Attn:  Leslie Tordoff
                           Ref:     Wabash Statutory Trust-2000

         Section 18.2. Right of Lessor to Perform. If Lessee shall fail to comply with any of its covenants herein contained, Lessor may, but shall not be obligated to, make advances to perform the same and to take all such action as may be necessary to obtain such performance. Any payment so made by Lessor and all costs and expenses (including, reasonable attorneys' fees and expenses) incurred in connection therewith shall be payable by Lessee to Lessor upon demand as

Supplemental Rent hereunder, with interest thereon at the Overdue Rate. No such action shall be deemed a repossession of any of the Equipment, and no such advance, performance or other act shall be deemed to relieve Lessee from any default hereunder.

         Section 18.3. Covenant of Quiet Enjoyment. During the Term and so long as no Unmatured Lease Default or Lease Event of Default shall have occurred and be continuing, Lessor covenants and agrees that Lessee shall have the right to uninterrupted use and enjoyment of each Unit subject hereto on the terms and conditions provided herein without any interference from Lessor or Owner Participant or those claiming through or against Lessor (other than claims of mechanics, suppliers, materialmen and laborers for work or services performed or materials furnished in connection with the Equipment or any Unit thereof arising out of the right of Lessor to perform for Lessee as set forth in Section 18.2 hereof), including, but not limited to, any assignee or lender or mortgagee of Lessor or Owner Participant. For purposes of this Section 18.3, the delivery of notices of default or nonperformance delivered to Lessee under and pursuant to
Section 13.1 shall not be deemed to constitute a violation of this Section 18.3.

         Section 18.4. Estoppel Certificates. Each party hereto agrees that at any time and from time to time during the term of this Lease, it will promptly, but in no event later than 21 days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser, assignee or mortgagee designated by such other party, a certificate stating, to the best of such party's knowledge, (a) that this Lease is unmodified and in full force and effect (or if there have been any modifications, that this Lease is in full force and effect as modified, and setting forth any modifications); (b) the date to which Basic Rent, Supplemental Rent and other sums payable hereunder have been paid; (c) whether or not there is an existing Unmatured Lease Default by Lessee in the payment of Basic Rent or any other sum of money due or required to be paid hereunder, and whether or not there is any other existing Unmatured Lease Default by Lessee with respect to which a notice of default has been served or of which the signer has actual knowledge, and, if there is any such Unmatured Lease Default, specifying the nature and extent thereof; and (d) whether or not there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate.

         Section 18.5. No Merger. Lessee agrees that there shall be no merger of this Lease or of any sublease under this Lease or of any leasehold or subleasehold estate hereby or thereby created with the ownership interest in the Equipment or any part thereof by reason of the fact that the same person, firm, corporation or other entity may acquire or own or hold, directly or indirectly,
(a) this Lease or any sublease or any leasehold or subleasehold estate created hereby or thereby or any interest in this Lease or any such sublease or in any such leasehold or subleasehold estate and (b) (i) the ownership interest in the Equipment or any part thereof or (ii) the beneficial interest in the Equipment. This Lease shall not be terminated for any cause except as expressly provided herein and any instrument of transfer shall so provide.

         Section 18.6. Third-party Beneficiaries. Nothing in this Lease shall be deemed to create any right in any Person not a party hereto (other than Owner Participant, Collateral Agent, Administrative Agent and each Lender and the permitted successors and assigns of any such Person and any party hereto) and this instrument shall not be construed in any respect to be a contract in whole or in part for the benefit of a third party except as aforesaid.

         Section 18.7. Execution in Counterparts. This Lease, and any lease supplemental hereto, may be executed in several counterparts, each of which so executed shall be deemed to be an original and in each case such counterparts shall constitute but one and the same instrument. To the extent, if any, that this Lease and the Lease Supplements shall constitute chattel paper (within the meaning of any applicable Uniform Commercial Code provision), no security interest in this Lease and the Lease Supplements may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be identified for such purposes as the counterpart containing the receipt therefor executed by Collateral Agent as mortgagee under the Security Agreement on the signature pages hereof or thereof.

         Section 18.8. Currency. All amounts and moneys referred to in this Lease shall be construed to mean money which at the time is lawful money of the United States of America.

         Section 18.9. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by United States mail, by nationally recognized courier service and any such notice shall become effective five (5) Business Days after being deposited in the mails, certified or registered return receipt requested with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated on Schedule I to the Participation Agreement. From time to time any party may designate a new address for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section.

         Section 18.10. Grant of Security Interest. Lessee shall be the owner of the Equipment on the certificates of title with respect thereto. The Equipment shall be subject to this Lease. As security for its obligations under this Lease, Lessee does hereby grant to Lessor a first priority security interest in, and assigns, sets over and transfers to Lessor, its successors and assigns, all of its right, title and interest in, to, under and with respect to: (i) the Equipment, including any Replacement Units, (ii) all books and records relating to the Equipment; (iii) all property that may, from time to time, be subjected to this Lease and the Lien hereof by a Lease Supplement or otherwise; (iv) any and all Subleases and all extensions and renewals thereof; (v) all rent and any and all other sums of whatever nature due, now or hereafter, under or pursuant to the Subleases (including without limitation, the price paid pursuant to the exercise by any Sublessee of any purchase option contained in any Sublease) or in connection with the Equipment; (vi) to the extent the Equipment covered by this Lease may constitute or be deemed to be Lessee's inventory ("Inventory"), such Inventory, which shall mean all Equipment offered or furnished under any contract of service or intended for lease, any and all additions, attachments, accessories, rentals, accounts and contracts with respect to the Equipment which may now exist of hereafter arise, together with all rights thereunder and all rental and other payments and purchase options due and to become due thereunder, any and all proceeds payable for such property, all insurance, bonds and/or other proceeds of the property and all returned or repossessed Equipment now or at any time or times hereafter in possession of or under the control of Lessee or Lessor; (vii) all accounts receivable now owned by Lessee or hereafter acquired or owned by Lessee, solely to the extent that such accounts arise or result from any lease or other disposition of any of the Equipment or the Inventory, including, but not limited to, any Sublease or any right of Lessee to payment for Equipment leased whether or not evidenced by an instrument or chattel paper, and whether or not such right has been earned by performance (such accounts, "Accounts Receivable"); (viii) all proceeds of any insurance maintained with respect to any of the foregoing, all proceeds of any condemnation, expropriation or requisition payable with respect to any of the foregoing and all proceeds payable or received with respect to an Event of Loss, and (ix) all other products and proceeds of the foregoing. Lessor shall continue to retain the security interests granted herein in all of the foregoing, as security for the prompt payment when due of Rent and all other sums due and owing to Lessor pursuant to the terms of this Lease and the performance and observance by Lessee of all the agreements, covenants and provisions herein, until Lessee shall have made such payments and shall have duly performed and observed all such agreements and covenants and provisions then required hereunder. Notwithstanding anything to the contrary contained herein, Lessor shall not exercise the rights granted to it hereunder unless and until an Unmatured Lease Default or Lease Event of Default has occurred and is continuing.

         Section 18.11. Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Participation Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         Section 18.12. GOVERNING LAW. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         Section 18.13. Severability. Any provision of this Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 18.14. Liability Limited.

         (a) The parties hereto agree that except as specifically set forth herein or in any other Operate Document, the Trustee shall have no personal liability whatsoever to any other Participant, the Lessee, the Guarantor or their respective successors and assigns for any claim or obligation based on or in respect hereof or any of the other Operative Documents (including, without limitation, the repayment of the Loans) or arising in any way from the transactions contemplated hereby or thereby and recourse, if any, shall be solely had against the Trust Estate (it being acknowledged and agreed by each party hereto that all such personal liability of the Trustee is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by the Trustee); provided, however, that the Trustee shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence, (b) breach of any of its representations, warranties or covenants under the Operative Documents, or (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Trustee as contemplated by the Operative Documents. It is understood and agreed that the Trustee shall have no personal liability under any of the

Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents.

         Section 18.15. Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and preserve the security interests and liens (and the priority thereof) intended to be created pursuant to this Lease, the other Operative Documents, and the transactions thereunder (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected); provided, however, that the Lessee shall not be required to pay expenses pursuant to this Section to the extent arising from a breach or alleged breach by the Lenders or the Owner Participant of any agreement entered into in connection with the assignment or participation of any Loan or Equity Investment. The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

         Section 18.16. SUBMISSION TO JURISDICTION. THE LESSEE HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF THE COMMONWEALTH OF MASSACHUSETTS FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS PARTICIPATION AGREEMENT OR ANY OF THE OTHER OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE LESSEE IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         Section 18.17. WAIVER OF JURY TRIAL. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PARTICIPATION AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY OF THE PARTIES HERETO. THE PARTIES HERETO HEREBY AGREE THAT THEY WILL NOT SEEK TO CONSOLIDATE ANY SUCH LITIGATION WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL HAS NOT OR CANNOT BE WAIVED. THE PROVISIONS OF THIS SECTION 18.16 HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND SHALL BE SUBJECT TO NO EXCEPTIONS. EACH OBLIGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER OPERATIVE DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OF THE LESSOR AND THE

LENDERS ENTERING INTO THIS PARTICIPATION AGREEMENT AND EACH SUCH OTHER OPERATIVE DOCUMENT.

         Section 18.18. Nature of Transaction. Lessee and Lessor intend that the transactions evidenced by this Lease and the Operative Documents constitute operating leases pursuant to FASB 13 for accounting purposes. To the extent that this Lease and the Operative Documents reflect the lease form alone, they do so for convenience only. For purposes of all income, franchise and other taxes imposed upon or measured by income, Lessee and Owner Participant intend that this Lease and the transaction contemplated by the Operative Documents shall be treated as a loan to Lessee secured by the Equipment, with Lessee as owner of the Equipment, and that all payments to Lessor hereunder of Basic Rent, Termination Value, Net Proceeds of Sale or any deficiency pursuant to Section
17.3 shall be treated as payments of principal and interest, as appropriate. Guarantor and the Owner Participant may only take deductions, credits, allowances and other reporting positions on their respective returns, reports and statements which are consistent with such treatment, unless required to do otherwise by an appropriate taxing authority or pursuant to a clear change in Applicable Law (an "Inconsistent Position"); provided, however, that if (i) an appropriate Governmental Authority or a clear change in Applicable Law requires the Owner Participant or Guarantor to take an Inconsistent Position, such party shall promptly notify the other party and (ii) Owner Participant is required to take an Inconsistent Position (or does so pursuant to a notice from the Guarantor) other than due to a change in Applicable Law, Owner Participant shall pay to the Guarantor, or Guarantor shall pay to Owner Participant, as the case may be, such amount or from time to time such amounts, as calculated by Owner Participant in its sole good faith discretion, as will put Owner Participant in the same position on an After-Tax Basis as if all of its taxes referred to in the first sentence of this Section 18.17 were calculated in accordance with the treatment set forth therein.


                  [Remainder of page intentionally left blank;
                            signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first set forth above.

                              LESSOR:

                              WABASH STATUTORY TRUST-2000, a
                              Connecticut Statutory Trust

                              By:  State Street Bank and Trust Company
                                   of Connecticut, National Association,
                                   not in its individual capacity but solely as
                                   Trustee

                              By:______________________________________________
                                    Name:
                                    Title:


                              LESSEE:

                              APEX TRAILER LEASING & RENTALS, L.P., a Delaware limited partnership

                                   By:  Wabash National Corporation, a
                                        Delaware corporation, its
                                        general partner




                              By:______________________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT A


                           [Form of Lease Supplement]





                            LEASE SUPPLEMENT NO. ____

                                     Between

                         WABASH STATUTORY TRUST - 2000,

                                    as Lessor

                                       and

                      APEX TRAILER LEASING & RENTALS, L.P.,

                                    as Lessee

                         Dated as of ____________, 20__







THIS LEASE SUPPLEMENT NO. ___ HAS BEEN MANUALLY EXECUTED IN COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT NO. ___ CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT NO. __ MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OF THIS LEASE SUPPLEMENT NO. __ OTHER THAN COUNTERPART NO. 1.

                           This is Counterpart No. __.

         LEASE SUPPLEMENT NO. __, dated ____________, 20__, between WABASH STATUTORY TRUST - 2000, a Connecticut business trust ("Lessor"), and APEX TRAILER LEASING & RENTALS, L.P., a Delaware limited partnership ("Lessee").

                              W I T N E S S E T H:


         WHEREAS, Lessor and Lessee have heretofore entered into that certain Equipment Lease, dated as of December 29, 2000 (herein called the "Lease") (all capitalized terms used herein without definition shall have the meanings specified in Appendix A to the Participation Agreement dated as of December 29, 2000 by and among Lessee, Guarantor, Lessor, Lenders, Fleet Capital Corporation, as Owner Participant and Fleet Capital Corporation, as Administrative Agent and Collateral Agent (as the same may be amended, modified or supplemented from time to time, the "Participation Agreement")). The Lease provides for the execution and delivery from time to time of Lease Supplements, each substantially in the form hereof for the purpose of leasing specific Units of Equipment under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof;

         WHEREAS, the Lease relates to the Units of Equipment described below;

         NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

         2. Lessor has hereby delivered and leased to Lessee under the Lease, and Lessee has accepted and leased from Lessor under the Lease, as of the date hereof, the Units of Equipment more particularly identified on Annex A attached hereto.

         3. The aggregate Equipment Cost for the Equipment leased hereunder is $____________(1)

         4. The aggregate amount of Advances attributable to the Equipment leased hereunder is $________________(1)*

         5. The aggregate principal amount of Loans attributable to the Equipment leased hereunder is $________________.(2)

         6. The aggregate amount of Equity Investments attributable to the Equipment leased hereunder is $_________.(3)

----------
         (1) The aggregate Equipment Cost for the Equipment leased hereunder and the aggregate amount of the Advances attributable to the Equipment leased hereunder shall be the same amount and shall be determined as set forth in the definition of the "Equipment Cost".

         (2) The aggregate principal amount of the Loans attributable to the Equipment leased hereunder shall be equal to 96% of the Equipment Cost for the Equipment leased hereunder.

         (3) The aggregate amount of Equity Investments attributable to the Equipment leased hereunder shall be equal to 4% of the Equipment Cost of the Equipment leased hereunder.

                              Lease Supplement No.

         7. The amount of the Additional Collateral or the amount of the Letter of Credit is $______________.

         8. The Equipment Cost for each Unit of Equipment described on Annex A shall be the amount set forth opposite such Unit of Equipment on Annex A.(4)

         9. The Initial Lease Term for the Equipment leased hereunder shall commence on the date hereof and, except as otherwise provided in the Lease, shall end on June 30, 2002.

         10. Lessee hereby confirms its agreement to pay Lessor, in accordance with the terms of Article I of the Lease, Basic Rent and Supplemental Rent for the Equipment leased hereunder throughout the Initial Lease Term and any Renewal Term in accordance with Article I of the Lease.

         11. The Maximum Lessee Risk Percentage with respect to the Equipment leased hereunder, as of each Payment Date, is set forth on Schedule I attached hereto.

         12. The Maximum Lessor Risk Percentage with respect to the Equipment leased hereunder, as of each Payment Date, is set forth on Schedule I attached hereto.

         13. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

         14. This Lease Supplement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Lease Supplement, including a signature page executed by each of the parties hereto, shall be an original counterpart of this Lease Supplement, but all of such counterparts together shall constitute one instrument.

         15. This Lease Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.







----------
         (4) The sum of the Equipment Costs for all Units of Equipment described on Annex A shall equal the Equipment Cost for the Equipment leased hereunder.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed on the day and year first above written.

                             WABASH STATUTORY TRUST - 2000, Lessor

                             By:      State Street Bank and Trust Company
                                      of Connecticut, National Association, not
                                      in its individual capacity but solely as
                                      Trustee

                                      By:_______________________________________
                                            Name:
                                            Title:

                             APEX TRAILER LEASING & RENTALS, L.P., Lessee




                             By:________________________________________________
                                Name:
                                Title:

                                                                         ANNEX A


                         DESCRIPTION OF LEASED EQUIPMENT


   Unit of Leased Equipment            Unit Markings              Principal Garage              Equipment Cost
   ------------------------            -------------              ----------------              --------------


                                   Schedule I


              Payment Dates
           Occurring After Term         Termination Value       Maximum Lessee          Maximum Lessor
            Commencement Date              Percentage*         Risk Percentage*        Risk Percentage*
1
2
3
4
5
6
7
8
9
 .
 .
 .
72

*expressed as percentage of Equipment Cost of the Equipment (after payment of Basic Rent on corresponding Payment Date).

                                    Exhibit B


                            [Attach Form of Sublease]